Filed electronically with the Securities and Exchange Commission on February 1, 2001


                                                               File No. 2-78724
                                                               File No. 811-1444

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 46
                                                      --
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 46
                                              --

                               VALUE EQUITY TRUST
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------

                                  John Millette
                        Zurich Scudder Investments, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/    / Immediately upon filing pursuant to paragraph (b)
/    / 60 days after filing pursuant to paragraph (a) (1)
/    / 75 days after filing pursuant to paragraph (a) (2)
/  X / On February 1, 2001 pursuant to paragraph (b)
/    / On ________ pursuant to paragraph (a) (1)
/    / On pursuant to paragraph (a) (2) of Rule 485

                               VALUE EQUITY TRUST

                                   Value Fund

Supplement to the currently effective Prospectus of each of the listed funds:

Kemper Asian Growth Fund                                           Kemper Income and Capital Preservation Fund

Classic Growth Fund (Classes A, B and C only)                      Kemper Intermediate Municipal Bond Fund

Kemper Global Blue Chip Fund                                       Kemper International Fund

Kemper Global Income Fund                                          Kemper Municipal Bond Fund

Kemper High Yield Opportunity Fund                                 Kemper Ohio Tax-Free Income Fund

Kemper High Yield Fund II                                          Kemper Short-Term U.S. Government Fund

Kemper Horizon 20+ Portfolio                                       Kemper U.S. Growth and Income Fund

Kemper Horizon 10+ Portfolio                                       Kemper U.S. Mortgage Fund

Kemper Horizon 5 Portfolio                                         Value Fund (Classes A, B and C only)

The applicable Board of each of the above-mentioned funds (identified in the table below under the heading "Acquired Fund") recently approved an Agreement and Plan of Reorganization (the "Plan") between each Fund and the corresponding Acquiring Fund identified in the chart below. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it manages.

The Plan applicable to each Fund provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for voting shares of the corresponding Acquiring Fund. Following the exchange, the Fund will distribute shares of the corresponding Acquiring Fund to the Fund's shareholders as part of the Fund's cessation of operations as provided for in the Plan. (Each transaction contemplated by a Plan is referred to as a "Reorganization.")

Each Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the applicable Fund. A Special Meeting (the "Meeting") of the shareholders of each Fund will be held on or about May 15, 2001 or May 24, 2001 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Fund at that time. In connection with each Meeting, the applicable Fund will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and (ii) a Prospectus for the Acquiring Fund.

If the Plan for a Fund is approved at the applicable Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about the appropriate Proposed Reorganization Date identified in the chart below. If shareholder approval of a Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event the shareholders of a Fund fail to approve the Plan for that Fund, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

Acquired Fund                                       Acquiring Fund                                Proposed Reorganization Date
------------------------------------------------------------------------------------------------------------------------------------
Kemper Asian Growth Fund                            Scudder Pacific Opportunities Fund                     May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Classic Growth Fund                                 Scudder Capital Growth Fund                            June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Blue Chip Fund                        Scudder Global Fund                                    June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund                           Scudder Global Bond Fund                               June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Opportunity Fund                  Scudder High Yield Bond Fund (to be renamed            June 25, 2001
                                                    Scudder High Yield Opportunity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund II                           Kemper High Yield Fund                                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 10+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 5 Portfolio                          Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Income and Capital Preservation Fund         Scudder Income Fund                                    June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Intermediate Municipal Bond Fund             Scudder Medium Term Tax Free Fund                      June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper International Fund                           Scudder International Fund                             June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Municipal Bond Fund                          Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Ohio Tax-Free Income Fund                    Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Short-Term U.S. Government Fund              Scudder Short Term Bond Fund                           June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund                  Scudder Growth and Income Fund                         June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund                           Kemper U.S. Government Securities Fund                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                          Scudder Large Company Value Fund                       June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------

November 30, 2000

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)




February 1, 2001

Prospectus
--------------------------------------------------------------------------------


                                             KEMPER EQUITY FUNDS/VALUE STYLE

                                                      Kemper Contrarian Fund

                                       Kemper-Dreman Financial Services Fund

                                       Kemper-Dreman High Return Equity Fund

                                                 Kemper Small Cap Value Fund

                                          Kemper U.S. Growth And Income Fund

                                                                  Value Fund


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                                             [LOGO] KEMPER FUNDS

Contents
--------------------------------------------------------------------------------

   How the Funds Work                       How to Invest in the Funds

     4  Kemper Contrarian Fund               50  Choosing a Share Class

     8  Kemper-Dreman Financial              55  How to Buy Shares
        Services Fund
                                             56  How to Exchange or Sell
    12  Kemper-Dreman High Return                Shares
        Equity Fund
                                             57  Policies You Should Know
    16  Kemper Small Cap Value Fund              About

    20  Kemper U.S. Growth And               62  Understanding Distributions
        Income Fund                              and Taxes

    24  Kemper Value Fund

    28  Other Policies and Risks

    28  Who Manages and Oversees
        the Funds

    31  Financial Highlights

How the Funds Work



These funds invest mainly in common stocks, as a way of seeking growth of your investment.

The funds invest mainly in companies whose stock prices appear low in light of other measures of worth, such as earnings, book value or cash flow. Each fund pursues its own goal.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                                 Class A     Class B     Class C
                               ticker symbol     KDCAX       KDCBX       KDCCX
                                 fund number     086         286         386

  Kemper Contrarian Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy


The fund seeks long-term capital appreciation, with current income as a secondary objective. The fund normally invests at least 65% of total assets in common stocks and other equity securities of large U.S. companies (those with a market value of $1 billion or more) that the portfolio managers believe are undervalued. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 2000, companies in which the fund invests had a median market capitalization of approximately $12.9 billion.


The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

--------------------------------------------------------------------------------

OTHER INVESTMENTS Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses in one or more sectors, any factors affecting those sectors could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o        value stocks may be out of favor for certain periods

o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is September 11, 1995. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Contrarian Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991            26.53
1992            11.32
1993             9.07
1994            -0.03
1995            44.57
1996            14.42
1997            28.73
1998            19.17
1999           -10.73
2000            15.69


Best Quarter: 18.90%, Q1 1991              Worst Quarter: -13.36%, Q3 1999


Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                                                         Since
                                   Since       Since       Since        3/18/88
                                  12/31/99    12/31/95   12/31/90 10    Life of
                                   1 Year      5 Years      Years        Fund
--------------------------------------------------------------------------------
Class A                              9.03       11.31       14.26        12.50
--------------------------------------------------------------------------------
Class B                             11.76       11.52       13.90        12.10
--------------------------------------------------------------------------------
Class C                             14.77       11.58       13.80        12.00
--------------------------------------------------------------------------------
Index                               -9.10       18.33       17.46       16.53*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

In both the table and the chart, total returns for 1990 through 1996 would have been lower if operating expenses hadn't been reduced.

*  Since 3/31/88

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(% of offering price)                                 5.75%     None      None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(% of redemption proceeds)                            None*     4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                        0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                              None       0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                       0.75      0.97      0.92
--------------------------------------------------------------------------------
Total Annual Operating Expenses                        1.50      2.47      2.42
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                           1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                      $719      $1,022        $1,346      $2,263
--------------------------------------------------------------------------------
Class B shares                       650       1,070         1,516       2,346
--------------------------------------------------------------------------------
Class C shares                       345         755         1,291       2,756
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                      $719      $1,022        $1,346      $2,263
--------------------------------------------------------------------------------
Class B shares                       250         770         1,316       2,346
--------------------------------------------------------------------------------
Class C shares                       245         755         1,291       2,756
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A     Class B     Class C
                           ticker symbol     KDFAX       KDFBX       KDFCX
                             fund number     084         284         384

Kemper-Dreman Financial Services Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The fund seeks to provide long-term capital appreciation. The fund normally invests at least 65% of total assets in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 35% of total assets in investment-grade debt securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform, in this case, financial services stocks. When prices of financial services stocks fall, you should expect the value of your investment to fall as well. The fact that the fund concentrates in a single sector increases this risk, because factors affecting that sector could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given stock than a diversified fund, factors affecting that stock could affect fund performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, sectors, economic trends or other matters

o        value stocks may be out of favor for certain periods


o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty


o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality


o        derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for long-term investors who can accept the above-average risks of sector-specific investment and are interested in exposure to the financial services sector.

The Fund's Performance History

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Kemper-Dreman Financial Services Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999                    -4.52
2000                    23.27


Best Quarter: 22.64%, Q3 2000              Worst Quarter: -13.34%, Q3 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                              Since 12/31/99      Since 3/9/98
                                                  1 Year          Life of Fund
--------------------------------------------------------------------------------
Class A                                            16.18               4.76
--------------------------------------------------------------------------------
Class B                                            19.38               5.10
--------------------------------------------------------------------------------
Class C                                            22.34               6.19
--------------------------------------------------------------------------------
Index                                              26.08              10.01*
--------------------------------------------------------------------------------

Index: S&P Financial Index, a capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*  Since 3/31/98

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases      5.75%     None      None
(% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(% of redemption proceeds)                            None*     4.00%     1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                         0.75%     0.75%     0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                              None       0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                       0.67      0.72      0.67
--------------------------------------------------------------------------------
Total Annual Operating Expenses                        1.42      2.22      2.17
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.05%, 0.05% and 0.06% for Class A, B and C, respectively.

Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                           1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                      $711        $999       $1,307       $2,179
--------------------------------------------------------------------------------
Class B shares                       625         994        1,390        2,167
--------------------------------------------------------------------------------
Class C shares                       320         679        1,164        2,503
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                      $711        $999       $1,307       $2,179
--------------------------------------------------------------------------------
Class B shares                       225         694        1,190        2,167
--------------------------------------------------------------------------------
Class C shares                       220         679        1,164        2,503
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A     Class B     Class C
                           ticker symbol     KDHAX       KDHBX       KDHCX
                             fund number     087         287         387

Kemper-Dreman High Return Equity Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The fund seeks to achieve a high rate of total return. The fund normally invests at least 65% of total assets in equity securities (mainly common stocks). The fund focuses on stocks of large U.S. companies (those with a market value of $1 billion or more) that the portfolio manager believes are undervalued. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 2000, companies in which the fund invests had a median market capitalization of approximately $9.2 billion and an average market capitalization of $27.8 billion.


The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The manager assembles the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.



--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the fund exposure to future stock market movements without direct ownership of stocks, the manager doesn't intend to use them as principal investments, and may not use them at all.

The fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund concentrates in one or more sectors, any factors affecting those sectors could affect fund performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the manager could be wrong in his analysis of companies, industries, economic trends, or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors with long-term goals who are interested in a large-cap value fund that may focus on certain sectors of the economy.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is September 11, 1995. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                 Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991                 47.57
1992                 19.80
1993                  9.22
1994                 -0.99
1995                 46.86
1996                 28.79
1997                 31.92
1998                 11.96
1999                -13.23
2000                 41.32


Best Quarter: 33.22%, Q1 1991              Worst Quarter: -12.68%, Q4 1999

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                                                         Since
                                   Since       Since       Since        3/18/88
                                  12/31/99    12/31/95   12/31/90 10    Life of
                                   1 Year      5 Years      Years        Fund
--------------------------------------------------------------------------------
Class A                              33.19       17.06       19.96        17.14
--------------------------------------------------------------------------------
Class B                              37.13       17.32       19.58        16.77
--------------------------------------------------------------------------------
Class C                              40.15       17.47       19.67        16.87
--------------------------------------------------------------------------------
Index                                -9.10       18.33       17.46        16.53*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

In both the table and the chart, total returns for 1990 through 1995 would have been lower if operating expenses hadn't been reduced.

*  Since 3/31/88

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                            Class A   Class B   Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases       5.75%     None      None
(% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load)
(% of redemption proceeds)                             None*     4.00%     1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                         0.70%     0.70%     0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                              None       0.75      0.75
--------------------------------------------------------------------------------
Other Expenses**                                       0.57      0.65      0.63
--------------------------------------------------------------------------------
Total Annual Operating Expenses                        1.27      2.10      2.08
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" are restated to exclude reorganization costs.

Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                     $697        $955       $1,232       $2,021
--------------------------------------------------------------------------------
Class B shares                      613         958        1,329        2,024
--------------------------------------------------------------------------------
Class C shares                      311         652        1,119        2,410
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                     $697        $955       $1,232       $2,021
--------------------------------------------------------------------------------
Class B shares                      213         658        1,129        2,024
--------------------------------------------------------------------------------
Class C shares                      211         652        1,119        2,410
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Class A     Class B     Class C
                           ticker symbol     KDSAX       KDSBX       KDSCX
                             fund number     088         288         388

Kemper Small Cap Value Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy


The fund seeks long-term capital appreciation. The fund normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index ($2 billion or less as of 12/31/00).


The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.


The managers then assemble the fund's portfolio from among the qualifying stocks, using portfolio optimization software that weighs information about the potential return and risks of each stock. The managers diversify the fund's investments among many companies (typically over 200.)


The fund will normally sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in U.S. stocks, it could invest up to 20% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the fund focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for value-oriented investors who are interested in small-cap market exposure and seek a balance to a growth-oriented small-cap portfolio.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how the performance for the fund's Class A, B and C shares compare with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of maximum sales loads. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B and C shares is September 11, 1995. Performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B or Class C and the current applicable sales charges of that class.

Kemper Small Cap Value Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                      Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993                2.54
1994                0.15
1995               43.29
1996               29.60
1997               20.02
1998              -12.82
1999                0.65
2000               -2.47


Best Quarter: 16.42%, Q2 1995              Worst Quarter: -24.07%, Q3 1998

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                                                         Since
                                                Since       Since        5/22/92
                                              12/31/99     12/31/95     Life of
                                               1 Year      5 Years       Fund
--------------------------------------------------------------------------------
Class A                                          -8.08        4.64        9.67
--------------------------------------------------------------------------------
Class B                                          -6.18        4.81        9.62
--------------------------------------------------------------------------------
Class C                                          -3.05        5.12        9.71
--------------------------------------------------------------------------------
Index                                            22.83       12.60        14.35*
--------------------------------------------------------------------------------

Index: The Russell 2000 Value Index, which measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower expected growth rates.

In both the table and the chart, total returns for 1993 through 1996 would have been lower if operating expenses hadn't been reduced.

*  Since 5/31/92

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                    Class A     Class B    Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On        5.75%        None        None
Purchases (% of offering price)
------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)             None*       4.00%       1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                0.74%       0.74%       0.74%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                      None        0.75        0.75
------------------------------------------------------------------------------
Other Expenses**                              0.88        0.94        0.77
------------------------------------------------------------------------------
Total Annual Operating Expenses               1.62        2.43        2.26
------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.05%, 0.06% and 0.06% for Class A, B and C, respectively.

Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                           1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                      $730      $1,057        $1,406      $2,386
--------------------------------------------------------------------------------
Class B shares                       646       1,058         1,496       2,382
--------------------------------------------------------------------------------
Class C shares                       329         706         1,210       2,595
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                      $730      $1,057        $1,406      $2,386
--------------------------------------------------------------------------------
Class B shares                       246         758         1,296       2,382
--------------------------------------------------------------------------------
Class C shares                       229         706         1,210       2,595
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Class A     Class B     Class C
                             ticker symbol     KUGAX       KUGBX       KUGCX
                               fund number     091         291         391

Kemper U.S. Growth And Income Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy

The fund seeks to provide long-term growth of capital, current income and growth of income. The fund normally invests at least 80% of total assets in equities (mainly common stocks) of U.S. companies. The fund invests primarily in companies that are similar in size to the companies in the S&P 500 Index.

The portfolio managers normally begin by screening for stocks that pay above-average dividends, that the managers believe offer the prospect of increasing dividends in the future and that appear undervalued. The managers then analyze individual companies to identify those that are financially sound and appear to be well managed, competitive and positioned for long-term growth. The fund may invest in dividend-paying and non-dividend paying stocks.

The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries in the financial sector at different times, while still maintaining variety in terms of industries represented.

The fund normally will, but is not obligated to, sell a stock when its yield is low compared to the S&P 500 Index or the stock's own historical level, if it appears unlikely to pay a dividend, when the managers believe its price is unlikely to go much higher or when other investments offer better opportunities.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends, or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors with long-term goals who are interested in an investment that has potentially lower risks than growth style large-cap funds.

The Fund's Performance History

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the fund, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.


Kemper U.S. Growth And Income Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999               7.43
2000              -2.43


Best Quarter: 11.03%, Q2 1999              Worst Quarter: -11.19%, Q3 1999


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                              Since 12/31/99     Since 1/30/98
                                                  1 Year          Life of Fund
--------------------------------------------------------------------------------
Class A                                            -8.04               2.06
--------------------------------------------------------------------------------
Class B                                            -6.08               2.45
--------------------------------------------------------------------------------
Class C                                            -3.08               3.40
--------------------------------------------------------------------------------
Index                                              -9.10             12.21*
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns would have been lower if operating expenses hadn't been reduced.

*  Since 1/31/98

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                       Class A     Class B     Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On
Purchases (% of offering price)                  5.75%       None        None
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*      4.00%       1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                   0.60%      0.60%       0.60%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None       0.75        0.75
--------------------------------------------------------------------------------
Other Expenses**                                  1.26       1.39        1.81
--------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.86       2.74        3.16
--------------------------------------------------------------------------------
Expense Reimbursements                            0.50       0.73        1.17
--------------------------------------------------------------------------------
Net Annual Operating Expenses***                  1.36       2.01        1.99
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

*** By contract, total operating expenses are capped at 1.36%, 2.01% and 1.99% through 1/31/02 for Class A, B and C shares, respectively.

Based on the figures above (including one year of capped expenses in each period), this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                           1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                      $706       $1,080      $1,479       $2,591
--------------------------------------------------------------------------------
Class B shares                       604        1,081       1,585        2,609
--------------------------------------------------------------------------------
Class C shares                       302          865       1,553        3,386
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                      $706       $1,080      $1,479       $2,591
--------------------------------------------------------------------------------
Class B shares                       204          781       1,385        2,609
--------------------------------------------------------------------------------
Class C shares                       202          865       1,553        3,386
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Class A     Class B     Class C
                              ticker symbol     KVLAX       KVLBX       KVLCX
                                fund number     079         279         379

Kemper Value Fund*
--------------------------------------------------------------------------------

The Fund's Investment Strategy


The fund seeks long-term growth of capital through investment in undervalued equity securities. The fund normally invests at least 80% of net assets in equity securities, primarily common stocks of larger, established U.S. companies (companies with a market value of $1 billion or more). As of December 31, 2000, companies in which the fund invests had a median market capitalization of approximately $28.8 billion.


The portfolio managers begin by ranking the stocks in the Russell 1000 Index, using a proprietary computer model that compares a company's stock price to its earnings, book value, cash flow and other quantitative measures. The managers then analyze those companies that the model indicates are most undervalued, seeking to identify those whose stock prices appear likely to rebound due to a particular factor such as a merger, reorganization or business trend. The managers also consider the impact on the fund of each stock's potential risk factors and expected volatility.

The managers identify the 60 to 90 most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Based on these outlooks, the managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of the sectors, industries and companies represented.

*    Kemper Value Fund is properly known as Value Fund.


--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities such as convertible securities and preferred stocks. Also while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The fund will normally sell a stock when the managers believe it is fairly valued, it may not benefit from the current market, its fundamental factors have changed or it has performed below expectations.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors with long-term goals who are interested in an investment that has potentially lower risks than other large-cap growth funds.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how fund performance has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns would be lower. The table shows how fund performance compares with two broad-based market indices (which, unlike the fund, have no fees or expenses). The performance of both the fund and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions. Teh table includes the effects of maximum sales loads.

The inception date for Classes A, B and C shares is April 16, 1998. Performance figures before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A, Class B or Class C and the current applicable sales charges of that class. Class S shares are offered in a different prospectus.


Kemper Value Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                    Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993                11.60
1994                 1.65
1995                30.17
1996                22.99
1997                35.35
1998                11.86
1999                 4.07
2000                15.99


Best Quarter: 17.09%, Q4 1998              Worst Quarter: -15.34%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                                                         Since
                                                Since       Since       12/31/92
                                              12/31/99     12/31/95     Life of
                                               1 Year      5 Years       Fund
--------------------------------------------------------------------------------
Class A                                          9.32       16.20        15.33
--------------------------------------------------------------------------------
Class B                                         12.14       16.45        15.23
--------------------------------------------------------------------------------
Class C                                         14.85       16.65        15.30
--------------------------------------------------------------------------------
Index 1                                          7.01       16.91        16.95
--------------------------------------------------------------------------------
Index 2                                         -9.10       18.33        17.20
--------------------------------------------------------------------------------

Index 1: Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have less than average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

In both the table and the chart, total returns for 1993 through 1997 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                       Class A     Class B     Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On            5.75%      None        None
Purchases (% of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)                None*       4.00%       1.00%
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                    0.70%      0.70%       0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None        0.75        0.75
--------------------------------------------------------------------------------
Other Expenses**                                   0.99       0.84        1.10
--------------------------------------------------------------------------------
Total Annual Operating Expenses                    1.69       2.29        2.55
--------------------------------------------------------------------------------

* The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.01%, 0.01% and 0.01% for Class A, B and C, respectively.

Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                          1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                   $737         $1,077       $1,440      $2,458
--------------------------------------------------------------------------------
Class B shares                    632          1,015        1,425       2,338
--------------------------------------------------------------------------------
Class C shares                    358            794        1,355       2,885
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                   $737         $1,077       $1,440      $2,458
--------------------------------------------------------------------------------
Class B shares                    232            715        1,225       2,338
--------------------------------------------------------------------------------
Class C shares                    258            794        1,355       2,885
--------------------------------------------------------------------------------

Other Policies and Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, Kemper-Dreman Financial Services Fund, Kemper U.S. Growth And Income Fund and Kemper Value Fund could shift up to 100% of assets, and Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund could shift up to 50% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal.

o These funds' equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

o These funds may trade securities actively. This could raise transaction costs (thus lowering performance) and could mean higher taxable distributions.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion


Funds that invest in foreign securities could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is already well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect a fund's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

For more information


This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The investment advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the 12 months through the most recent fiscal year end, as a percentage of average daily net assets:

Fund Name                                              Fee Paid
---------------------------------------------------------------------
Kemper Contrarian Fund                                 0.75%
---------------------------------------------------------------------
Kemper-Dreman Financial Services Fund                  0.75%
---------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund                  0.70%
---------------------------------------------------------------------
Kemper Small Cap Value Fund                            0.74%
---------------------------------------------------------------------
Kemper U.S. Growth and Income Fund                    0.45%*
---------------------------------------------------------------------
Kemper Value Fund                                      0.70%
---------------------------------------------------------------------

* Reflecting the effect of expense limitations and/or fee waivers then in effect.

The sub-advisor

The sub-advisor for Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund is Dreman Value Management, L.L.C., Red Bank, NJ. Dreman Value Management was founded in 1977 and currently manages over $5 billion in assets.

The portfolio managers

The following people handle the day-to-day management of the funds.



Kemper Contrarian Fund                    Kemper U.S. Growth And Income Fund

  Thomas F. Sassi                           Kathleen T. Millard
  Lead Portfolio Manager                    Lead Portfolio Manager
   o Began investment career in 1971         o Began investment career in 1984
   o Joined the advisor in 1996              o Joined the advisor in 1991
   o Joined the fund team in 1997            o Joined the fund team in 1999

  Frederick L. Gaskin                       Greg Adams
   o Began investment career in 1986         o Began investment career in 1987
   o Joined the advisor in 1996              o Joined the advisor in 1999
   o Joined the fund team in 1997            o Joined the fund team in 1999

Kemper-Dreman Financial Services Fund     Kemper Value Fund

  David N. Dreman                           Lois R. Roman
   o Began investment career in 1957        Lead Portfolio Manager
   o Joined the fund in 1998                 o Began investment career in 1988
                                             o Joined the advisor in 1994
Kemper-Dreman High Return Equity Fund        o Joined the fund team in 1999

  David N. Dreman                           Jonathan Lee
   o Began investment career in 1957         o Began investment career in 1990
   o Joined the fund in 1988                 o Joined the advisor in 1999
                                             o Joined the fund team in 1999
Kemper Small Cap Value Fund

  James M. Eysenbach
  Lead Portfolio Manager
   o Began investment career in 1984
   o Joined the advisor in 1991
   o Joined the fund team in 1999

  Calvin S. Young
   o Began investment career in 1988
   o Joined the advisor in 1990
   o Joined the fund team in 1999

  Jennifer P. Carter
   o Began investment career in 1998
   o Joined the advisor in 1992
   o Joined the fund team in 2000

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, (except Kemper Value Fund, which has been audited by PricewaterhouseCoopers LLP) whose reports, along with each fund's financial statements, are included in that fund's annual report (see "Shareholder reports" on the back cover).


Kemper Contrarian Fund -- Class A

                                                       Eleven          For the
                                                       months          period
                                                       ended  Year     Sept. 11,
                                                       Nov.   ended    1995+ to
                              Year ended November 30,   30,   Dec. 31,  Dec. 31,
                             -----------------------
                              2000    1999    1998    1997      1996      1995
----------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------
Net asset value, beginning
of period                    $19.75  $22.90  $21.13  $16.93   $16.20   $12.18
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                     .30(a)  .34(a)     .28     .23      .23      .26
----------------------------------------------------------------------------------
  Net realized and           (.39)   (1.40)    3.48    4.25     2.07     5.05
  unrealized gain (loss) on
  investment transactions
----------------------------------------------------------------------------------
  Total from investment      (.09)   (1.06)    3.76    4.48     2.30     5.31
  operations
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income      (.35)    (.31)   (.27)   (.20)    (.22)    (.24)
----------------------------------------------------------------------------------
  Net realized gains on      (1.80)  (1.78)  (1.72)   (.08)   (1.35)   (1.05)
  investment transactions
----------------------------------------------------------------------------------
  Total distributions        (2.15)  (2.09)  (1.99)   (.28)   (1.57)   (1.29)
----------------------------------------------------------------------------------
Net asset value, end of      $17.51  $19.75  $22.90  $21.13   $16.93   $16.20
period
----------------------------------------------------------------------------------
Total return (%) (c)           .54   (5.06)   19.51 26.58**   14.42(b) 44.57(b)**
----------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period      113      173     152     101       47       19
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)       1.53(d)   1.41    1.37   1.35*     1.25    1.66*
----------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)       1.52(d)   1.40    1.37   1.35*     1.23    1.25*
----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             1.85     1.53    1.36   1.47*     1.56    1.85*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)     46       88      64     77*       95      30*
----------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been waived.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.50% and 1.49%, 2.47% and 2.47% and 2.42% and 2.42% for Class A, Class B, and Class C, respectively.

*    Annualized

**   Not annualized

+    Commencement of operations

Kemper Contrarian Fund -- Class B

                                                       Eleven          For the
                                                       months          period
                                                       ended  Year     Sept. 11,
                                                       Nov.   ended    1995+ to
                              Year ended November 30,   30,   Dec. 31,  Dec. 31,
                             -----------------------
                              2000    1999    1998    1997      1996      1995
----------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------
Net asset value, beginning
of period                   $19.68  $22.82   $21.08   $16.92  $16.20    $15.26
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                    .14(a)  .14(a)      .08      .08     .11       .07
----------------------------------------------------------------------------------
  Net realized and           (.36)  (1.38)     3.46     4.22    2.07      1.85
  unrealized gain (loss)
  on investment
  transactions
----------------------------------------------------------------------------------
  Total from investment      (.22)  (1.24)     3.54     4.30    2.18      1.92
  operations
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income      (.19)   (.12)    (.08)    (.06)   (.11)     (.07)
----------------------------------------------------------------------------------
  Net realized gains on     (1.80)  (1.78)   (1.72)    (.08)  (1.35)     (.91)
  investment transactions
----------------------------------------------------------------------------------
  Total distributions       (1.99)  (1.90)   (1.80)    (.14)  (1.46)     (.98)
----------------------------------------------------------------------------------
Net asset value, end of     $17.47  $19.68   $22.82   $21.08  $16.92    $16.20
period
----------------------------------------------------------------------------------
Total return (%) (c)         (.29)  (5.90)    18.32  25.44**  13.61(b)  12.83(b)**
----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period       68     109      100       71      29         6
($ millions)
----------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)      2.53(d)   2.29     2.31    2.26*    2.34     2.36*
----------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)      2.53(d)   2.29     2.31    2.26*    2.11     2.00*
----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              .84     .64      .42     .56*     .68      .88*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)     46      88       64      77*      95       30*
----------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been waived.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.50% and 1.49%, 2.47% and 2.47% and 2.42% and 2.42% for Class A, Class B, and Class C, respectively.

*    Annualized

**   Not annualized

+    Commencement of operations

Kemper Contrarian Fund -- Class C
                                                       Eleven          For the
                                                       months          period
                                                       ended  Year     Sept. 11,
                                                       Nov.   ended    1995+ to
                              Year ended November 30,   30,   Dec. 31,  Dec. 31,
                             -----------------------
                              2000    1999    1998    1997      1996      1995
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                  $19.68   $22.82  $21.06  $16.90   $16.20   $15.26
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                   .15(a)   .12(a)     .05     .06      .11      .08
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.36)   (1.39)    3.47    4.20     2.05     1.85
--------------------------------------------------------------------------------
  Total from investment
  operations                (.21)   (1.27)    3.52    4.26     2.16     1.93
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.19)    (.09)   (.04)   (.02)    (.11)    (.08)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions  (1.80)   (1.78)  (1.72)   (.08)   (1.35)    (.91)
--------------------------------------------------------------------------------
  Total distributions      (1.99)   (1.87)  (1.76)   (.10)   (1.46)    (.99)
--------------------------------------------------------------------------------
Net asset value, end of
period                     $17.48   $19.68  $22.82  $21.06   $16.90   $16.20
--------------------------------------------------------------------------------
Total return (%) (c)        (.18)   (6.01)   18.25  25.26**  13.51(b) 12.85(b)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    12       18      12       6        2       .2
--------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)      2.48(d)    2.36    2.40   2.47*     2.80    2.31*
--------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)      2.47(d)    2.35    2.40   2.47*     2.12    1.95*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              .91      .58     .33    .35*      .67     .93*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     46       88      64     77*       95      30*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been waived.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.50% and 1.49%, 2.47% and 2.47% and 2.42% and 2.42% for Class A, Class B, and Class C, respectively.

*    Annualized

**   Not annualized

+    Commencement of operations

Kemper-Dreman Financial Services Fund -- Class A


                                                                        For the
                                                                         period
                                                                        March 9,
                                                       Year ended       1998+ to
                                                       November 30,     Nov. 30,
                                                  ---------------------
                                                     2000      1999       1998
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                $9.74      $9.65      $9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                    .16        .13        .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             .52        .06        .12
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    .68        .19        .15
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                             (.15)      (.08)         --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions        --      (.02)         --
--------------------------------------------------------------------------------
  Total distributions                               (.15)      (.10)         --
--------------------------------------------------------------------------------
Net asset value, end of period                     $10.27      $9.74      $9.65
--------------------------------------------------------------------------------
Total return (%) (b)(c)                              7.14       1.95     1.58**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)            80,891     82,203    108,206
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)  1.47(d)       1.44      1.55*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)   1.46(d)       1.31      1.36*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            1.69       1.27       .55*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             9         14         5*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Total return does not reflect the effect of any sales charges.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42%, and 1.41%, 2.22% and 2.22% and 2.17% and 2.14%, for Class A, Class B and Class C, respectively.

+    Commencement of operations

Kemper-Dreman Financial Services Fund -- Class B


                                                                        For the
                                                                         period
                                                                        March 9,
                                                       Year ended       1998+ to
                                                       November 30,     Nov. 30,
                                                  ---------------------
                                                     2000      1999       1998
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                  $9.65     $9.59    $9.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                      .08       .04    (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               .54       .05      .10
--------------------------------------------------------------------------------
  Total from investment operations                      .62       .09      .09
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                               (.08)     (.01)       --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions          --     (.02)       --
--------------------------------------------------------------------------------
  Total distributions                                 (.08)     (.03)       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $10.19     $9.65    $9.59
--------------------------------------------------------------------------------
Total return (%) (b)(c)                                6.28      1.08    .95**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)              84,692    89,859   99,631
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)     2.27(d)     2.22    2.29*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)      2.27(d)     2.20    2.14*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .92       .38   (.23)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                               9        14       5*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Total return does not reflect the effect of any sales charges.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42%, and 1.41%, 2.22% and 2.22% and 2.17% and 2.14%, for Class A, Class B and Class C, respectively.

+    Commencement of operations

Kemper-Dreman Financial Services Fund -- Class C


                                                                        For the
                                                                         period
                                                                        March 9,
                                                       Year ended       1998+ to
                                                       November 30,     Nov. 30,
                                                  ---------------------
                                                     2000      1999       1998
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $9.69      $9.61     $9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)                     .09        .04     (.01)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           .52        .07       .12
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     .61        .11       .11
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (.08)      (.01)        --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions         --      (.02)        --
--------------------------------------------------------------------------------
  Total distributions                                (.08)      (.03)        --
--------------------------------------------------------------------------------
Net asset value, end of period                      $10.22      $9.69     $9.61
--------------------------------------------------------------------------------
Total return (%) (b)(c)                               6.38       1.09    1.16**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             17,865     15,590    16,324
--------------------------------------------------------------------------------
Ratio of expenses, before expense reductions (%)   2.23(d)       2.16     2.26*
--------------------------------------------------------------------------------
Ratio of expenses, after expense reductions (%)    2.20(d)       2.14     2.11*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              .99        .44    (.20)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              9         14        5*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Total return does not reflect the effect of any sales charges.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42%, and 1.41%, 2.22% and 2.22% and 2.17% and 2.14%, for Class A, Class B and Class C, respectively.

+    Commencement of operations

Kemper-Dreman High Return Equity Fund -- Class A


                                                       Eleven
                                                       months
                                    Year ended         ended        Year ended
                                   November 30,       Nov. 30,      December 31,
                            -------------------------          -----------------
                              2000    1999    1998     1997      1996     1995
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                   $30.45   $35.69  $33.52   $26.52     $21.49   $15.11
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                    .65(a)   .71(a)     .73      .54        .39      .26
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                5.74   (3.69)    3.80     6.89       5.75     6.76
--------------------------------------------------------------------------------
  Total from investment       6.39   (2.98)    4.53     7.43       6.14     7.02
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income      (.68)    (.70)   (.86)    (.37)      (.38)    (.24)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions   (2.25)   (1.56)  (1.50)    (.06)      (.73)    (.40)
--------------------------------------------------------------------------------
  Total distributions       (2.93)   (2.26)  (2.36)    (.43)     (1.11)    (.64)
--------------------------------------------------------------------------------
Net asset value, end of
period                      $33.91   $30.45  $35.69   $33.52     $26.52   $21.49
--------------------------------------------------------------------------------
Total return (%) (c)        24.06(b) (8.88)   14.25  28.15**      28.79 46.86(b)
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                 1,661    2,043   2,420    1,383        386       76
--------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)      1.30(c)    1.20    1.19    1.22*       1.21     1.57
--------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)      1.27(c)    1.20    1.19    1.22*       1.21     1.25
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             2.34     2.09    2.28    2.38*       2.12     1.55
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     12       33       7       5*         10       18
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been waived.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.27% and 1.24%, 2.10% and 2.06%, 2.08% and 2.04% and .86% and .85% for Class A,
     Class B, and Class C and Class I, respectively.

**   Not Annualized

*    Annualized

Kemper-Dreman High Return Equity Fund -- Class B


                                                       Eleven          For the
                                                       months   Year    period
                                                       ended    ended  Sept. 11,
                                                       Nov.     Dec.    1995+ to
                             Year ended November 30,    30,      31,    Dec. 31,
                            -------------------------
                              2000     1999    1998    1997     1996      1995
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning
of period                   $30.31   $35.51   $33.37 $26.44   $21.47   $19.45
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment
  income (loss)             .42(a)   .42(a)      .45    .31      .19     .07
--------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                5.72   (3.66)     3.75   6.84     5.72    2.41
--------------------------------------------------------------------------------
  Total from investment
  operations                  6.14   (3.24)     4.20   7.15     5.91    2.48
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income      (.45)    (.40)    (.56)  (.16)    (.21)   (.06)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions   (2.25)   (1.56)   (1.50)  (.06)    (.73)   (.40)
--------------------------------------------------------------------------------
  Total distributions       (2.70)   (1.96)   (2.06)  (.22)    (.94)   (.46)
--------------------------------------------------------------------------------
Net asset value, end
of period                   $33.75   $30.31   $35.51 $33.37   $26.44   $21.47
--------------------------------------------------------------------------------
Total return (%) (c)       23.04(b) (9.62)    13.22 27.10**  27.63(b) 12.88(b)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                 1,375    1,865    2,276  1,300      295      17
--------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      2.14(d)    2.03     2.06  2.12*     2.31   2.35*
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      2.10(d)    2.03     2.06  2.12*     2.20   2.00*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             1.51     1.26     1.41  1.48*     1.13    .61*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)     12       33        7     5*       10     18*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been waived.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.27% and 1.24%, 2.10% and 2.06%, 2.08% and 2.04% and .86% and .85% for Class A,
     Class B, and Class C and Class I, respectively.

**   Not Annualized

*    Annualized

+    Commencement of operations

Kemper-Dreman High Return Equity Fund -- Class C


                                                        Eleven         For the
                                                        months  Year    period
                                                        ended   ended  Sept. 11,
                                                        Nov.     Dec.  1995+ to
                             Year ended November 30,    30,     31,    Dec. 31,
                            -------------------------
                              2000     1999    1998    1997     1996      1995
----------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------
Net asset value, beginning
of period                   $30.34   $35.54   $33.38 $26.45   $21.48   $19.45
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                    .42(a)   0.43(a)     .45    .32      .20      .09
----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions                5.73   (3.66)     3.79   6.83     5.72     2.41
----------------------------------------------------------------------------------
  Total from investment
  operations                  6.15   (3.23)     4.24   7.15     5.92     2.50
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income      (.46)    (.41)    (.58)  (.16)    (.22)    (.07)
----------------------------------------------------------------------------------
  Net realized gains on
  investment transactions   (2.25)   (1.56)   (1.50)  (.06)    (.73)    (.40)
----------------------------------------------------------------------------------
  Total distributions       (2.71)   (1.97)   (2.08)  (.22)    (.95)    (.47)
----------------------------------------------------------------------------------
Net asset value, end of
period                      $33.78   $30.34   $35.54 $33.38   $26.45   $21.48
----------------------------------------------------------------------------------
Total return (%) (c)        23.06(b) (9.60)    13.32 27.10**  27.66(b) 12.94(b)**
----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   285      414      462    221       44        2
----------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)      2.12(d)    2.00     2.01  2.10*     2.33    2.30*
----------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      2.08(d)    2.00     2.01  2.10*     2.22    1.95*
----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             1.54     1.29     1.46  1.50*     1.11     .66*
----------------------------------------------------------------------------------
Portfolio turnover rate (%)     12       33        7     5*       10      18*
----------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been waived.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.27% and 1.24%, 2.10% and 2.06%, 2.08% and 2.04% and .86% and .85% for Class A,
     Class B, and Class C and Class I, respectively.

**   Not Annualized

*    Annualized

+    Commencement of operations

Kemper Small Cap Value Fund -- Class A

                                                         Eleven
                                                         months
                                                         ended
                                    Year ended           Nov.      Year ended
                                   November 30,           30,     December 31,
                           ---------------------------         -------------------
                             2000      1999    1998     1997     1996      1995
----------------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------------
Net asset value,
beginning of period        $17.75    $17.80   $21.83  $18.28   $14.50    $10.85
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment
  income (loss)            (.10)(a)  .04(a)      .06     .05   .14(a)     (.02)
----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             (1.16)     (.09)   (3.39)    3.50     4.14      4.64
----------------------------------------------------------------------------------
  Total from investment    (1.26)     (.05)   (3.33)    3.55     4.28      4.62
  operations
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income        --        --       --      --    (.07)        --
----------------------------------------------------------------------------------
  Net realized gain on
  investment transactions      --        --    (.70)      --    (.43)     (.97)
----------------------------------------------------------------------------------
  Total distributions          --        --    (.70)      --    (.50)     (.97)
----------------------------------------------------------------------------------
Net asset value, end
of period                  $16.49    $17.75   $17.80  $21.83   $18.28    $14.50
----------------------------------------------------------------------------------
Total return (%) (c)       (7.10)     (.28)   (15.69) 19.42**  29.60(b)  43.29(b)
----------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period
($ in millions)               156       297      490     736      145        21
----------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)     1.67(d)     1.52     1.42   1.32*     1.47      1.83
----------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)     1.66(d)     1.52     1.42   1.32*     1.31      1.25
----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           (.58)       .21      .25    .51*      .87     (.16)
----------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            19        47       50     83*       23        86
----------------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class A,
     Class B, Class C and Class I, respectively.

Kemper Small Cap Value Fund -- Class B


                                                        Eleven           For the
                                                        months           period
                                                        ended  Year     Sept. 11,
                                                        Nov.  ended     1995+ to
                             Year ended November 30,    30,  Dec. 31,   Dec. 31,
                           --------------------------
                             2000     1999    1998     1997     1996       1995
-----------------------------------------------------------------------------------

Per share operating performance
-----------------------------------------------------------------------------------
Net asset value,
beginning of period        $17.15   $17.33   $21.46  $18.14   $14.48    $15.75
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                   (.24)(a) (.11)(a)  (.12)   (.04)   .01(a)     (.02)
-----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             (1.11)    (.07)   (3.31)    3.36     4.11     (.41)
-----------------------------------------------------------------------------------
  Total from investment
  operations               (1.35)    (.18)   (3.43)    3.32     4.12     (.43)
-----------------------------------------------------------------------------------
Less distributions from:
  Net investment income        --       --       --      --    (.03)        --
-----------------------------------------------------------------------------------
  Net realized gain on
  investment transactions      --       --    (.70)      --    (.43)     (.84)
-----------------------------------------------------------------------------------
  Total distributions          --       --    (.70)      --    (.46)     (.84)
-----------------------------------------------------------------------------------
Net asset value, end
of period                  $15.80   $17.15   $17.33  $21.46   $18.14    $14.48
-----------------------------------------------------------------------------------
Total return (%) (c)       (7.87)   (1.04)   (16.45) 18.30**  28.54(b)  (2.52)**(b)
-----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
($ in millions)               144      262      390     412       99         8
-----------------------------------------------------------------------------------
Ratio of expenses, before
expense reductions (%)     2.49(d)    2.36     2.34   2.34*     2.49     2.39*
-----------------------------------------------------------------------------------
Ratio of expenses, after
expense reductions (%)     2.48(d)    2.36     2.34   2.34*     2.12     2.00*
-----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)          (1.40)    (.63)    (.67)  (.51)*      .06    (.99)*
-----------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            19       47       50     83*       23       86*
-----------------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class A,
     Class B, Class C and Class I, respectively.

+    Commencement of operations

Kemper Small Cap Value Fund -- Class C


                                                        Eleven          For the
                                                        months          period
                                                        ended  Year    Sept. 11,
                                                        Nov.   ended    1995+ to
                             Year ended November 30,    30,   Dec. 31,  Dec. 31,
                           --------------------------
                             2000     1999     1998    1997     1996       1995
-----------------------------------------------------------------------------------

Per share operating performance
-----------------------------------------------------------------------------------
Net asset value,
beginning of period        $17.24   $17.39    $21.51 $18.17   $14.48    $15.75
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income
  (loss)                   (.21)(a) (.09)(a)   (.12)  (.03)   .01(a)     (.02)
-----------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             (1.12)    (.06)    (3.30)   3.37     4.14     (.41)
-----------------------------------------------------------------------------------
  Total from investment
  operations               (1.33)    (.15)    (3.42)   3.34     4.15     (.43)
-----------------------------------------------------------------------------------
Less distributions from:
  Net investment income        --       --        --     --    (.03)        --
-----------------------------------------------------------------------------------
  Net realized gains on
  investment transactions      --       --     (.70)     --    (.43)     (.84)
-----------------------------------------------------------------------------------
  Total distributions          --       --     (.70)     --    (.46)     (.84)
-----------------------------------------------------------------------------------
Net asset value, end
of period                  $15.91   $17.24    $17.39 $21.51   $18.17    $14.48
-----------------------------------------------------------------------------------
Total return (%) (c)       (7.71)    (.86)    (16.37)18.38**  28.77(b)  (2.51)**(b)
-----------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
-----------------------------------------------------------------------------------
Net assets, end of period
($ in millions)                29       57        91    100       20         1
-----------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)     2.32(d)    2.25      2.28  2.24*     2.19     2.35*
-----------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)     2.31(d)    2.25      2.28  2.24*     2.06     1.95*
-----------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)          (1.23)    (.52)     (.61) (.41)*      .12    (.94)*
-----------------------------------------------------------------------------------
Portfolio turnover rate (%)    19       47        50    83*       23       86*
-----------------------------------------------------------------------------------

*    Annualized

**   Not Annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return would have been lower had certain expenses not been reduced.

(c)  Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.62% and 1.61%, 2.43% and 2.42%, 2.26% and 2.25% and .89% and .88% for Class A,
     Class B, Class C and Class I, respectively.

+    Commencement of operations

Kemper U.S. Growth And Income Fund -- Class A


                                                                 For the period
                                                                    January 30,
                                                                       1998
                                                                (commencement of
                                                                  operations) to
                                        Year ended September 30,   September 30,
                                        ------------------------
                                           2000        1999           1998
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period       $9.99       $9.12          $9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)           .04         .13            .07
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions          .95         .86          (.38)
--------------------------------------------------------------------------------
  Total from investment operations           .99         .99          (.31)
--------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (.01)       (.12)          (.07)
--------------------------------------------------------------------------------
Tax return of capital                      (.03)          --             --
--------------------------------------------------------------------------------
  Total distributions                      (.04)       (.12)          (.07)
--------------------------------------------------------------------------------
Net asset value, end of period            $10.94       $9.99          $9.12
--------------------------------------------------------------------------------
Total return (%) (b) (c)                    9.90       10.87       (3.36)**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period                 15,973      17,118          8,777
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              1.86        2.10          2.59*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              1.36        1.24          1.36*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                   .38        1.29          1.56*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                   79          74            93*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper U.S. Growth And Income Fund -- Class B


                                                                  For the period
                                                                    January 30,
                                                                       1998
                                                                (commencement of
                                                                  operations) to
                                        Year ended September 30,   September 30,
                                        ------------------------
                                           2000        1999           1998
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period       $9.98       $9.12          $9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)         (.03)         .05            .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain           .95         .86          (.38)
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations           .92         .91          (.35)
--------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (.01)       (.05)          (.03)
--------------------------------------------------------------------------------
Tax return of capital                      (.01)          --             --
--------------------------------------------------------------------------------
  Total distributions                      (.02)       (.05)          (.03)
--------------------------------------------------------------------------------
Net asset value, end of period            $10.88       $9.98          $9.12
--------------------------------------------------------------------------------
Total return (%) (b) (c)                    9.20        9.96       (3.72)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period                 15,665      14,564          6,661
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              2.74        2.97          3.49*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              2.01        2.01          2.01*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 (.29)         .52           .91*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                   79          74            93*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Kemper U.S. Growth And Income Fund -- Class C

                                                                 For the period
                                                                    January 30,
                                                                       1998
                                                                (commencement of
                                                                  operations) to
                                        Year ended September 30,   September 30,
                                        ------------------------
                                           2000        1999           1998
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period       $9.97       $9.12          $9.50
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) (a)         (.03)         .06            .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions          .95         .84          (.38)
--------------------------------------------------------------------------------
  Total from investment operations           .92         .90          (.35)
--------------------------------------------------------------------------------
Less distributions from:
Net investment income                      (.01)       (.05)          (.03)
--------------------------------------------------------------------------------
Tax return of capital                      (.01)          --             --
--------------------------------------------------------------------------------
  Total distributions                      (.02)       (.05)          (.03)
--------------------------------------------------------------------------------
Net asset value, end of period            $10.87       $9.97          $9.12
--------------------------------------------------------------------------------
Total return (%) (b) (c)                    9.21        9.88       (3.71)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)                           3,658       2,803          3,125
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                              3.16        2.78          3.25*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                              1.99        1.99          1.99*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                 (.28)         .54           .93*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                   79          74            93*
--------------------------------------------------------------------------------

*    Annualized

**   Not annualized

(a)  Based on monthly average shares outstanding during the period.

(b)  Total return does not reflect the effect of sales charges.

(c)  Total return would have been lower had certain expenses not been reduced.

Value Fund -- Class A


The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
Years ended September 30,                          2000     1999      1998(b)
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period              $22.89    $21.19     $25.42
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       .09       .15        .07
--------------------------------------------------------------------------------
  Net realized and unrealized gain  (loss) on
  investment transactions                           3.78      2.62     (4.30)
--------------------------------------------------------------------------------
  Total from investment operations                  3.87      2.77     (4.23)
--------------------------------------------------------------------------------
  Less distributions from:
  Net investment income                            (.16)     (.17)         --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions    (.85)     (.90)         --
--------------------------------------------------------------------------------
  Total distributions                             (1.01)    (1.07)         --
--------------------------------------------------------------------------------
Net asset value, end of period                    $25.75    $22.89     $21.19
--------------------------------------------------------------------------------
Total return (%) (c)                               17.42    13.04(d)   (16.64)**
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)              51        42         28
--------------------------------------------------------------------------------
Ratio of operating expenses before expense
reductions (%)                                     1.70(e)     1.57       1.34
--------------------------------------------------------------------------------
Ratio of operating expenses after expense
reductions (%)                                     1.68(e)     1.41      1.34*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             .36       .61       .86*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            51        91         47
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sale of Class A shares) to September 30, 1998.

(c)  Total return does not reflect the effect of any sales charges.

(d)  Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.68%, respectively.

*    Annualized

**   Not annualized

Value Fund -- Class B


--------------------------------------------------------------------------------
Years ended September 30,                          2000     1999      1998(b)
--------------------------------------------------------------------------------
Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period              $22.72    $21.11     $25.42
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     (.06)     (.07)         --
--------------------------------------------------------------------------------
  Net realized and unrealized gain  (loss) on       3.76      2.62     (4.31)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                  3.70      2.55     (4.31)
--------------------------------------------------------------------------------
  Less distributions from:
  Net investment income                               --     (.04)         --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions    (.85)     (.90)         --
--------------------------------------------------------------------------------
  Total distributions                              (.85)     (.94)         --
--------------------------------------------------------------------------------
Net asset value, end of period                    $25.57    $22.72     $21.11
--------------------------------------------------------------------------------
Total return (%) (c)                               16.69    12.02(d)   (16.96)**
--------------------------------------------------------------------------------
Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)             31        29         18
--------------------------------------------------------------------------------
Ratio of operating expenses before expense
reductions (%)                                    2.30(e)     2.34       2.12
--------------------------------------------------------------------------------
Ratio of operating expenses after expense
reductions (%)                                    2.29(e)     2.29      2.12*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (.25)     (.27)       .03*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                           51        91         47
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sale of Class B shares) to September 30, 1998.

(c)  Total return does not reflect the effect of any sales charges.

(d)  Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.29% and 2.28%, respectively.

*    Annualized

**   Not annualized

Value Fund -- Class C


--------------------------------------------------------------------------------
Years ended September 30,                          2000     1999      1998(b)
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period               $22.75    $21.13     $25.42
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                      (.11)     (.05)        .01
--------------------------------------------------------------------------------
  Net realized and unrealized gain  (loss) on        3.75      2.61     (4.30)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                   3.64      2.56     (4.29)
--------------------------------------------------------------------------------
  Less distributions from:
  Net investment income                                --     (.04)         --
--------------------------------------------------------------------------------
  Net realized gains on investment transactions     (.85)     (.90)         --
--------------------------------------------------------------------------------
  Total distributions                               (.85)     (.94)         --
--------------------------------------------------------------------------------
Net asset value, end of period                     $25.54    $22.75     $21.13
--------------------------------------------------------------------------------
Total return (%) (c)                                16.44    12.06(d)   (16.88)*
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period ($ in millions)               7         5          3
--------------------------------------------------------------------------------
Ratio of operating expenses before expense
reductions (%)                                     2.56(e)     2.34       2.11
--------------------------------------------------------------------------------
Ratio of operating expenses after expense
reductions (%)                                     2.54(e)     2.26      2.11*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.48)     (.22)       .08*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                            51        91         47
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sale of Class C shares) to September 30, 1998.

(c)  Total return does not reflect the effect of any sales charges.

(d)  Total return would have been lower had certain expenses not been reduced.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.55% and 2.54%, respectively.

*    Annualized

**   Not annualized

How  to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class


In this prospectus, there are three share classes for each fund. Kemper Value Fund, Kemper Contrarian Fund and Kemper-Dreman High Return Equity Fund each offer a fourth class of shares separately. Kemper Small Cap Value Fund offers two additional shares separately. Each class has its own fees and expenses, offering you a choice of cost structures. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who may receive compensation for those services through sales commissions, service fees and/or distribution fees.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.



--------------------------------------------------------------------------------
Classes and features                     Points to help you compare
--------------------------------------------------------------------------------

Class A

o Sales charges of up to 5.75%, charged  o  Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                            o  Total annual expenses are lower than
o No distribution fee                       those for Class B or Class C
--------------------------------------------------------------------------------

Class B

o No charges when you buy shares         o  The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares    o  Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                             lower annual expenses going forward
o 0.75% distribution fee
--------------------------------------------------------------------------------

Class C

o No charges when you buy shares         o The deferred sales charge rate is
                                           lower, but your shares never convert
o Deferred sales charge of 1.00%,          to Class A, so annual expenses
  charged when you sell shares you         remain higher
  bought within the last year

o 0.75% distribution fee
--------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest.

                                              Sales charge as a %
                   Sales charge as a %        of your net
Your investment    of offering price          investment*
---------------------------------------------------------------------
Up to $50,000           5.75%                 6.10%
---------------------------------------------------------------------
$50,000-$99,999         4.50                  4.71
---------------------------------------------------------------------
$100,000-$249,999       3.50                  3.63
---------------------------------------------------------------------
$250,000-$499,999       2.60                  2.67
---------------------------------------------------------------------
$500,000-$999,999       2.00                  2.04
----------------------------------------------------------------------
$1 million or more      See below and next page
----------------------------------------------------------------------

*  Rounded to the nearest one-hundredth percent.

The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o    investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

Class B shares


With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:



Year after you bought shares       CDSC on shares you sell
---------------------------------------------------------------------
First year                         4.00%
---------------------------------------------------------------------
Second or third year               3.00
---------------------------------------------------------------------
Fourth or fifth year               2.00
---------------------------------------------------------------------
Sixth year                         1.00
---------------------------------------------------------------------
Seventh year and later             None (automatic conversion
                                   to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Class B shares can be a logical choice for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares


Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A). However, unlike Class A shares, your entire investment goes to work immediately.

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:


Year after you bought shares       CDSC on shares you sell
---------------------------------------------------------------------
First year                         1.00%
---------------------------------------------------------------------
Second year and later              None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$1,000 or more for regular accounts       $100 or more for regular accounts

$250 or more for IRAs                     $50 or more for IRAs

$50 or more with an Automatic Investment  $50 or more with an Automatic
Plan                                      Investment Plan, Payroll Deduction or
                                          Direct Deposit
--------------------------------------------------------------------------------
Through a financial representative

o Contact your representative using the  o  Contact your representative using
  method that's most convenient for you     the method that's most convenient
                                            for you
--------------------------------------------------------------------------------
By mail or express mail (see below)

o Fill out and sign an application       o  Send a check and a Kemper investment
                                            slip to us at the appropriate
o Send it to us at the appropriate          address below
  address, along with an investment
  check                                  o  If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
--------------------------------------------------------------------------------
By wire

o Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
By phone

--                                       o  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

--                                       o  To set up regular investments, call
                                            (800) 621-1048
--------------------------------------------------------------------------------
On the Internet

o Follow the instructions at             o  Follow the instructions at
  www.kemper.com                            www.kemper.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Regular mail:
Kemper Funds, PO Box 219153, Kansas City, MO 64121-9153

Express, registered or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------

$1,000 or more to open a new account      Some transactions, including most for
                                          over $50,000, can only be ordered in
                                          writing with a signature guarantee; if
$100 or more for exchanges between        you're in doubt, see page 58
existing accounts
----------------------------------------------------------------------------------
Through a financial representative

o Contact your representative by the     o  Contact your representative by the
  method that's most convenient for you     method that's most convenient for you
----------------------------------------------------------------------------------
By phone or wire

o Call (800) 621-1048 for instructions   o  Call (800) 621-1048 for instructions
----------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)

Write a letter that includes:            Write a letter that includes:

o the fund, class and account number     o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your        o  a daytime telephone number
  account

o a daytime telephone number
----------------------------------------------------------------------------------
With a systematic exchange plan           With a systematic withdrawal plan

o To set up regular exchanges from a     o  To set up regular cash payments from
  Kemper fund account, call                 a Kemper fund account, call
  (800) 621-1048                            (800) 621-1048
----------------------------------------------------------------------------------
On the Internet

o Follow the instructions at             o  Follow the instructions at
  www.kemper.com                            www.kemper.com
----------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.


In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call
(800) 621-1048.


Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $50,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www.kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o    the death or disability of an account owner (including a joint owner)

o withdrawals made through a systematic withdrawal plan. Such withdrawals may be made at a maximum of 10% per year of the net asset value of the account.

o    withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the applicable commission

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

For each fund in this prospectus, the price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------     = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:


o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.


Each fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:


Generally taxed at ordinary income rates
----------------------------------------------------------------------
o  short-term capital gains from selling fund shares
----------------------------------------------------------------------
o  income dividends you receive from a fund
----------------------------------------------------------------------
o  short-term capital gains distributions you receive from a fund
----------------------------------------------------------------------

Generally taxed at capital gains rates
----------------------------------------------------------------------
o  long-term capital gains from selling fund shares
----------------------------------------------------------------------
o  long-term capital gains distributions you receive from a fund
----------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information


Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents please contact Kemper or the SEC (see below). If you're a shareholder and have questions, please contact Kemper. Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-6009
www.sec.gov
(202) 942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

SEC File Numbers

Kemper Contrarian Fund                     811-5385

Kemper-Dreman Financial Services Fund      811-08599

Kemper-Dreman High Return Equity Fund      811-5385

Kemper Small Cap Value Fund                811-5385

Kemper U.S. Growth And Income Fund         811-08393

Value Fund                                 811-1444


Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048

[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

                                                                     SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]

--------------------------------------------------------------------------------
EQUITY/VALUE
--------------------------------------------------------------------------------

Scudder Value Fund*

Class S Shares




Prospectus

February 1, 2001


* Scudder Value is properly know as Value Fund.


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                         How to Invest in the Fund

     4  The Fund's Investment Strategy         12  How to Buy, Sell and
                                                   Exchange Class S Shares
     5  The Main Risks of Investing
        in the Fund                            14  Policies You Should Know
                                                   About
     6  The Fund's Performance History
                                               19  Understanding Distributions
     7  How Much Investors Pay                     and Taxes

     8  Other Policies and Risks

     9  Who Manages and Oversees
        the Fund

    10  Financial Highlights

How the Fund Works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal, and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency, and you could lose money by investing in them.


This prospectus offers Class S shares, which are generally not available to new investors.

You can find Scudder prospectuses on the Internet at www.scudder.com.

--------------------------------------------------------------------------------
                                                             |   Class S
                                                             |
                                               ticker symbol |   SCVAX
                                                 fund number |   075

Scudder Value Fund
--------------------------------------------------------------------------------

The Fund's Investment Strategy


The fund seeks long-term growth of capital through investment in undervalued equity securities. The fund normally invests at least 80% of net assets in equity securities, primarily common stocks of larger, established U.S. companies (companies with a market value of $1 billion or more). As of December 31, 2000, companies in which the fund invests had a median market capitalization of approximately $28.8 billion.


The portfolio managers begin by ranking the stocks in the Russell 1000 Index, using a proprietary computer model that compares a company's stock price to its earnings, book value, cash flow and other quantitative measures. The managers then analyze those companies that the model indicates are most undervalued, seeking to identify those whose stock prices appear likely to rebound due to a particular factor such as a merger, reorganization or business trend. The managers also consider the impact on the fund of each stock's potential risk factors and expected volatility.

The managers identify the 60 to 90 most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Based on these outlooks, the managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of the sectors, industries and companies represented.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all.

The fund will normally sell a stock when the managers believe it is fairly valued, it may not benefit from the current market, its fundamental factors have changed or it has performed below expectations.


The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:


o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks may be out of favor for certain periods

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

This fund is designed for investors with long-term goals who are interested in an investment that has potentially lower risks than other large-cap growth funds.

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns of the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows average annual total returns of the fund's Class S shares and broad-based market indices (which, unlike the fund, do not have any fees or expenses). The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Scudder Value Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993       11.60
1994        1.65
1995       30.17
1996       22.99
1997       35.35
1998       11.90
1999        3.96
2000       16.10


Best Quarter: 17.07%, Q4 1998             Worst Quarter: -15.34%, Q3 1998


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                  1 Year           5 Years      Since Inception*
--------------------------------------------------------------------------------
Fund -- Class S                    16.10             17.59            16.19
--------------------------------------------------------------------------------
Index 1                             7.01             16.91            16.95
--------------------------------------------------------------------------------
Index 2                            -9.10             18.33            17.19
--------------------------------------------------------------------------------

Index 1: The Russell 1000 Value Index, which consists of those stocks in the Russell 1000 Index that have less-than-average growth orientation.

Index 2: Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Total returns for 1993 through 1997 would have been lower if operating expenses hadn't been reduced.

*  Since 12/31/1992

How Much Investors Pay

The fund's Class S shares have no sales charge or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (paid directly from your investment)            None
--------------------------------------------------------------------------------
Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                                                   0.70%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses*                                                  0.77%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                  1.47%
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors. "Other Expenses" do not include reorganization costs of 0.01%.

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                1 Year         3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
Class S                  $150           $465            $803          $1,757
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


The investment advisor

The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.

The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

The advisor receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.70% of average daily net assets.

The portfolio managers


The following people handle the day-to-day management of the fund.


Lois R. Roman
Lead Portfolio Manager              Jonathan Lee
 o Began investment career           o Began investment career
   in 1988                             in 1990
 o Joined the advisor in 1994        o Joined the advisor in 1999
 o Joined the fund team in 1999      o Joined the fund team in 1999

Financial Highlights

This table is designed to help you understand the fund's Class S shares' financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

Scudder Value Fund -- Class S (a)


--------------------------------------------------------------------------------
Years Ended September 30,             2000()   1999(b)  1998(b)  1997(b)   1996
--------------------------------------------------------------------------------

Per share operating performance
--------------------------------------------------------------------------------
Net asset value, beginning of period  $22.88    $21.20   $23.53  $17.52   $15.87
--------------------------------------------------------------------------------
Income (loss) from investment
operations:

  Net investment income (loss)           .13       .15      .28     .34      .21
--------------------------------------------------------------------------------
  Net realized and unrealized gain      3.78      2.62    (.72)    7.22     2.40
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      3.91      2.77    (.44)    7.56     2.61
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.16)     (.19)    (.24)   (.07)    (.04)
--------------------------------------------------------------------------------
  Net realized gains on investment     (.85)     (.90)   (1.65)  (1.48)    (.92)
  transactions
--------------------------------------------------------------------------------
  Total distributions                 (1.01)    (1.09)   (1.89)  (1.55)    (.96)
--------------------------------------------------------------------------------
Net asset value, end of period        $25.78    $22.88   $21.20  $23.53   $17.52
--------------------------------------------------------------------------------
Total Return (%)                       17.63     13.02   (2.08)  45.80(c) 17.18(c)
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   331       407      468     298       89
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                        1.48(d)     1.39     1.23    1.28     1.31
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                        1.47(d)     1.39     1.23    1.24     1.25
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                               .56       .61     1.19    1.67     1.34
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               51        91       47      47       91
--------------------------------------------------------------------------------

(a) On April 16, 1998, existing shares of the Fund were designated as Class S shares and are generally not available to new investors.

(b)  Based on monthly average shares outstanding during the period.

(c)  Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.46%, respectively.

How to Invest in the Fund

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.


These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $100 or more for regular accounts

$1,000 or more for IRAs                   $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
By mail or express (see below)
                                          Send a Scudder investment slip or
o Fill out and sign an application        short note that includes:

o Send it to us at the appropriate        o  fund and class name
  address, along with an investment
  check                                   o  account number

                                          o  check payable to "The Scudder
                                             Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

--                                       o  Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your        o  To set up regular investments from a
  application and include a voided          bank checking account, call
  check                                     1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickBuy

--                                       o  Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at            o  Call 1-800-SCUDDER to ensure you
  www.scudder.com                           have electronic services

o Print out a prospectus and a new       o  Register at www.scudder.com
  account application
                                         o  Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------


Regular mail:

First investment: The Scudder Funds, PO Box 219669, Kansas City, MO 64121-9669

Additional investments: The Scudder Funds, PO Box 219664, Kansas
City, MO 64121-9664

Express, registered or certified mail:
The Scudder Funds, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling Shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$100 or more for exchanges between        16
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions    o  Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the     o  Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express or fax (see previous page)

Your instructions should include:        Your instructions should include:

o the fund, class, and account number    o  the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares  o  the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you     o  your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your        o  a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                      o  To set up regular cash payments from
                                           a Scudder account, call
                                           1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

--                                       o  Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at www.scudder.com           --

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements, and services.


In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.


Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares. Call SAILTM, the Scudder Automated Information Line, at 1-800-343-2890.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.


Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The fund can only accept wires of $100 or more.


Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.


When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

How the fund calculates share price

The price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class of the fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------         =  NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

You should be aware that we may do any of the following:


o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o charge you $10 a year if your account balance falls below $2,500, and close your account and send you the proceeds if your balance falls below $1,000; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the fund won't make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o  short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  taxable income dividends you receive from the fund
--------------------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o  long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
--------------------------------------------------------------------------------

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call 1-800-SCUDDER.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a Shareholder and have questions, please contact Scudder. Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC. or request them electronically at publicinfo@sec.gov.


Scudder Funds                 SEC
---------------------------------------------------------------------
PO Box 219669                 450 Fifth Street, N.W.
Kansas City, MO               Washington, D.C.
64121-9669                    20549-6009
---------------------------------------------------------------------
1-800-SCUDDER                 1-202-942-8090
---------------------------------------------------------------------
www.scudder.com               www.sec.gov
---------------------------------------------------------------------


SEC File Number        811-1444

            Kemper Aggressive Growth Fund                           Kemper Asian Growth Fund
                Kemper Blue Chip Fund                              Kemper Classic Growth Fund
                Kemper Contrarian Fund                                 Kemper Growth Fund
             Kemper Global Blue Chip Fund                           Kemper Global Income Fund
             Kemper Global Discovery Fund                           Kemper High Yield Fund II
                Kemper High Yield Fund                            Kemper Horizon 20+ Portfolio
          Kemper High Yield Opportunity Fund                       Kemper Horizon 5 Portfolio
             Kemper Horizon 10+ Portfolio                           Kemper International Fund
     Kemper Income and Capital Preservation Fund                  Kemper New Europe Fund, Inc.
          Kemper International Research Fund                 Kemper Small Capitalization Equity Fund
        Kemper Short-Term U.S. Government Fund                    Kemper Strategic Income Fund
             Kemper Small Cap Value Fund                             Kemper Technology Fund
               Kemper Target 2011 Fund                       Kemper U.S. Government Securities Fund
               Kemper Total Return Fund                                 Kemper Value Fund
              Kemper U.S. Mortgage Fund                        Kemper U.S. Growth and Income Fund
              Kemper Value + Growth Fund                      Kemper-Dreman High Return Equity Fund
        Kemper-Dreman Financial Services Fund                    Scudder Growth and Income Fund
              Scudder Focus Growth Fund                         Scudder High Yield Tax Free Fund
               Scudder Health Care Fund                         Scudder Large Company Growth Fund
              Scudder International Fund                    Scudder Pathway Series: Growth Portfolio
    Scudder Pathway Series: Conservative Portfolio                    Scudder Research Fund
      Scudder Pathway Series: Moderate Portfolio                     Scudder Technology Fund
           Scudder 21st Century Growth Fund
                                             --------------------

The following text supplements the section entitled "Purchase of Shares" in each of the currently effective Statements of Additional Information for each of the above-noted funds:

From January 1, 2001 to April 30, 2001 ("Special Offering Period"), Kemper Distributors, Inc. ("KDI"), the principal underwriter for the Class A Shares, intends to reallow to certain firms the full applicable sales charge with respect to Class A shares purchased for self-directed Individual Retirement Accounts ("IRA accounts") during the Special Offering Period (not including Class A shares acquired at net asset value). IRA accounts include Traditional, Roth and Education IRAs, Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts. Firms entitled to the full reallowance during the Special Offering Period are those firms which allow KDI to participate in a special promotion of self-directed IRA accounts, with other fund complexes, sponsored by the firms during the Special Offering Period.



January 1, 2001

                               Value Equity Trust

                                   VALUE FUND

                                     Class S


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2001

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103, 1-800-SCUDDER.

      The Annual Report to Shareholders of the Fund, dated September 30, 2000 accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.


      This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS


                                                                            Page

INVESTMENTS ...............................................................    1
ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES ........................    2
INVESTMENT RESTRICTIONS ...................................................   15
NET ASSET VALUE ...........................................................   16
TRANSACTION INFORMATION ...................................................   18
  Purchases ...............................................................   18
  Additional Information About Opening An Account .........................   18
  Additional Information About Opening An Account .........................   19
  Minimum Balances ........................................................   20
  Additional Information About Making Subsequent Investments ..............   20
  Additional Information About Making Subsequent Investments by QuickBuy ..   20
  Checks ..................................................................   21
  Wire Transfer of Federal Funds ..........................................   21
  Share Price .............................................................   21
  Share Certificates ......................................................   21
  Other Information .......................................................   22
EXCHANGES AND REDEMPTIONS .................................................   22
  Exchanges ...............................................................   22
  Redemption by Telephone .................................................   23
  Redemption by QuickSell .................................................   24
  Redemption by Mail or Fax ...............................................   24
  Redemption-in-Kind ......................................................   24
  Other Information .......................................................   25
FEATURES AND SERVICES .....................................................   25
  Class S shares ..........................................................   25
  The No-Load Concept .....................................................   25
  Internet access .........................................................   26
  Dividends and Capital Gains Distribution Options ........................   26
  Reports to Shareholders .................................................   27
  Transaction Summaries ...................................................   27
THE SCUDDER FAMILY OF FUNDS ...............................................   27
RETIREMENT PLANS ..........................................................   29
  Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension
  Plans for Corporations and Self-Employed Individuals ....................   29
  Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations
  and Self-Employed Individuals ...........................................   29
  Scudder IRA:  Individual Retirement Account .............................   30
  Scudder Roth IRA:  Individual Retirement Account ........................   30
  Scudder 403(b) Plan .....................................................   31
  Automatic Withdrawal Plan ...............................................   31
  Cash Management System-- Group Sub-Accounting Plan for Trust Accounts,
  Nominees and Corporations ...............................................   31
  Automatic Investment Plan ...............................................   31
  Uniform Transfers/Gifts to Minors Act ...................................   32
  Dividends and Capital Gains Distributions ...............................   32
PERFORMANCE INFORMATION ...................................................   33
  Average Annual Total Return .............................................   33
  Cumulative Total Return .................................................   33
  Total Return ............................................................   34
  Comparison of Fund Performance ..........................................   34
FUND ORGANIZATION .........................................................   35
  Master/feeder structure .................................................   37

INVESTMENT ADVISOR ........................................................   38
  AMA InvestmentLink(SM) Program ..........................................   41
  Code of Ethics ..........................................................   41
TRUSTEES AND OFFICERS .....................................................   43
REMUNERATION ..............................................................   45
  Responsibilities of the Board-- Board and Committee Meetings ............   45
  Compensation of Officers and Board Members ..............................   46
DISTRIBUTOR ...............................................................   47
TAXES .....................................................................   48
PORTFOLIO TRANSACTIONS ....................................................   51
  Brokerage Commissions ...................................................   51
  Portfolio Turnover ......................................................   52
ADDITIONAL INFORMATION ....................................................   52
  Experts .................................................................   52
  Shareholder Indemnification .............................................   52
  Other Information .......................................................   53
  Scudder Service Corporation .............................................   53
  Scudder Trust Company ...................................................   53
  Scudder Fund Accounting Corporation .....................................   54
FINANCIAL STATEMENTS ......................................................   54
APPENDIX--RATINGS OF INVESTMENTS ..........................................   55

                                   INVESTMENTS


Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust"), an open-end management company. The Fund offers the following classes of shares: Class S (the "Class S shares" or "Shares") and Value Fund Class A, B and C shares (the "Kemper Shares"). Only the Class S of the Fund is offered herein.


Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities. This objective is not fundamental and may be changed by the Trustees without a shareholder vote. Also, unless otherwise stated, the policies of the Fund are not fundamental and may be changed by the Trustees without a shareholder vote. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met. The Fund invests primarily in the stock of larger, established U.S. companies that the Fund's portfolio management team believes are undervalued in the marketplace.

Stocks trade at a discount for many reasons. Typically, these companies, or their industries, have fallen out of favor with investors because of such things as earnings disappointments, negative industry or economic events, or investor skepticism. As a result, their stock prices may not accurately reflect their long-term business potential. Accordingly, the prices of these stocks may rise as business fundamentals improve or as market conditions change. For example, stock prices are often affected beneficially when a company's earnings exceed general expectations or when investors begin to appreciate the full extent of a company's business potential.

The Fund invests at least 80% of its net assets in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

The Fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an investor's existing growth-equity portfolio.


The Fund invests primarily in common stocks of larger, established domestic companies with market capitalizations of at least $1 billion. The Advisor uses in-depth fundamental and quantitative research to identify companies that are currently undervalued in relation to future business prospects.


The Fund's portfolio management team uses a proprietary computer model to rank the 1000 stocks that comprise the Russell 1000 Index -- a widely used large stock universe -- based on their relative valuations. A company's valuation is measured by comparing its stock price to its business fundamentals, such as sales, earnings or book value. The Fund's portfolio management team focuses on the stocks with the lowest valuations, which are further analyzed and rated using fundamental research, such as an examination of a company's historical earnings patterns, sales growth and profit margins in order to assess the likelihood of a rebound in the stock price if a company's business fundamentals improve or market conditions change.

In an effort to manage the risk exposure of the Fund, the portfolio management team then assesses the expected volatility of the Fund and the potential impact the most promising of the stocks may have on the Fund's risk level. Based on this information, the Fund's portfolio management team selects approximately 60-90 stocks that the portfolio management team believes offer the greatest potential for attractive long-term gains.

The Fund typically sells a stock when its price is no longer considered to be a value, it is less likely to benefit from the current market or economic environment, it experiences deteriorating fundamentals or its price performance falls short of the portfolio management team's expectations.


The Fund may invest up to 20% of its assets in investment-grade debt obligations, including zero coupon securities and commercial paper. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard and Poor's Corporation ("S&P") or, if unrated, of equivalent quality as determined by the Advisor.

The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of equivalent quality as determined by the Advisor, which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its assets in such securities ("high yield/high risk securities" commonly referred to as "junk bonds") but will invest no more than 10% of its assets in securities rated B or lower by Moody's or S&P or of equivalent quality as determined by the Advisor and may not invest more than 5% of its net assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Advisor. Securities rated C or D may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.


In addition, the Fund may enter into repurchase agreements and reverse repurchase agreements, may engage in strategic transactions and derivatives and invest in illiquid securities.

The Fund is limited to 5% of its net assets for initial margin and premium amounts on futures positions considered speculative by the Commodity Futures Trading Commission.

The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees.


It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets.

The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objective will be achieved.

               ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES

The following section includes disclosure about investment practices and techniques which may be utilized by the Fund. Specific limitations and policies regarding the use of these techniques may be found in the "Investment Objective and Policies" section, as well as in "Investment Restrictions" below. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Borrowing. The Fund will borrow only when the Advisor believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.


Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).


High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.


Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.


The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.


Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:


SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.


DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund's, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

      A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


      It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.


Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.


      In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.


The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.


Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.


Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.


Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

                         INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

The Fund has elected to be classified as a diversified series of an open-end investment company.

In addition, as a matter of fundamental policy, the Fund will not:


      (1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


      (3) purchase physical commodities or contracts relating to physical commodities;


      (4) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


      (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and


      (7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval. The Fund may not:

      (1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

      (7) lend portfolio securities in an amount greater than 5% of its total assets.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


                                NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the share of that class, less all liabilities, by the total number of shares outstanding.

An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.


Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide market maker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.


An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             TRANSACTION INFORMATION

Purchases

Shares of Class S of Value Fund requires a $2,500 minimum initial investment and a minimum subsequent investment of $100. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and for investments made in an Individual Retirement Account offered by the Fund. Investment minimums may also be waived for Trustees and officers of the Fund. The Fund, Scudder Investor Services, Inc., Kemper Distributors, Inc. and Scudder Financial Intermediary Services Group each reserve the right to reject any purchase order. All funds will be invested in full and fractional shares.

Additional Information About Opening An Account


Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in Class S shares must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number:
9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.


The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

The name Scudder Value Fund as used herein and in its prospectus also means Value Fund, which is a series of Value Equity Trust. All shares of Value Fund purchased before April 16, 1998 are considered Class S shares of Value Fund. Investors in Value Fund as of April 15, 1998 can continue to purchase Class S shares. Class S shares are not available to new investors with the following exceptions:

      1. Existing shareholders of any fund or class of a fund in the Scudder Family of Funds as of April 15, 1998, and their immediate family members residing at the same address, may purchase Class S shares.

      2. Shareholders, who owned shares of Value Fund through any broker-dealer or service agent omnibus account as of April 15, 1998, may continue to purchase Class S shares. Existing shareholders of any fund in the Scudder Family of Funds through certain broker-dealers or service agent omnibus accounts as of April 15, 1998 may purchase Class S shares when made available from that broker-dealer or service agent. Call the broker-dealer or service agent for more information.

      3. Retirement, employee stock, bonus, pension or profit sharing plans offering the Scudder Family of Funds as of April 15, 1998, may add new participants and accounts. Class S shares are also available to prospective plan sponsors, as well as to existing plans, which had not previously offered Value Fund as an investment option.

      4. An employee who owns Class S shares through a retirement, employee stock, bonus, pension or profit sharing plan as of April 15, 1998, may, at a later date, open a new individual account to purchase Class S shares.

      5. Any employee, who owns Class S shares through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA holding Class S shares.


      6. Class S shares are available to the Zurich Scudder Investments, Inc. retirement plans.

      7. Officers, Fund Trustees and Directors, and full-time employees of Zurich Scudder Investments, Inc. and its subsidiaries, and their family members may purchase Class S shares.

      8. Class S shares are available to any accounts managed by Zurich Scudder Investments, Inc., any advisory products offered by Zurich Scudder Investments, Inc., or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.


      9. Registered investment advisors ("RIAs") and certified financial planners ("CFPs") with clients invested in the Scudder Family of Funds as of April 15, 1998 may purchase additional Class S shares or open new individual client or omnibus accounts purchasing Class S shares. RIAs and CFPs who do not have clients invested in the Funds as of April 15, 1998 may enter into a written agreement with Scudder Investor Services in order to purchase Class S shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

      10. Broker-dealers, RIAs and CFPs who have clients participating in comprehensive fee programs may enter into an agreement with Scudder Investor Services in order to purchase Class S shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

      11. Institutional alliances trading through NSCC/FundServ may purchase Class S shares. Call Scudder Financial Intermediary Services at 1-800-854-8525 for more information.

      12. Partnership shareholders invested in Value Fund as of April 15, 1998, through an account registered in the name of a partnership may open new accounts to purchase Class S shares, whether or not they are listed on the account registration. Corporate shareholders invested in Value Fund as of April 15, 1998 may open new accounts using the same registration, or if the corporation is reorganized, the new companies may purchase Class S shares.

Scudder Investor Services may, at its discretion, require appropriate documentation that an investor is indeed eligible to purchase Class S shares. For more information, please call Scudder Investor Relations at 1-800-SCUDDER.

Additional Information About Opening An Account


Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500.

Shareholders of other Scudder funds who have submitted an account application and have certified a Tax Identification Number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Scudder), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account: 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly. The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act, and Uniform Transfers to Minors Act accounts, the minimum balance is $1,000. These amounts may be changed by each Fund's Board. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

All Scudder Funds reserve the right, following 60 days' written notice to applicable shareholders, to:


      o assess an annual $10 per fund charge (with the fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and


      o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Orders placed in this manner may be directed to any office of the Distributor listed in the prospectus. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Additional Information About Making Subsequent Investments by QuickBuy


Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.

In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Checks

A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.


If shares of a Fund are purchased by a check which proves to be uncollectible, the Trust reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Trust will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the applicable Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.


Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

Purchases will be filled without sales charge at the net asset value next computed after receipt of a purchase request in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.

Share Certificates

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at a class' net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of Fund shares at any time for any reason.


The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.


The Trust may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

Exchanges

Exchanges are comprised of a redemption from one Scudder fund and purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in another fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. Each Scudder Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Funds and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-SCUDDER.

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.

Redemption by Telephone

Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may request to have the proceeds mailed or wired to their pre-designated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.


Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.

Redemption by QuickSell

Shareholders whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.


The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Redemption by Mail or Fax


Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.


In order to ensure proper authorization before redeeming shares, the Transfer Agent may request documents such as, but not limited to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

It is suggested that shareholders holding certificated shares or shares registered in other than individual names contact the Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.


The requirements for IRA redemptions are different from those for regular accounts. For more information call 1-800-SCUDDER.


Redemption-in-Kind


The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

Other Information


Clients, officers or employees of the Advisor or of an affiliated organization, and members of such clients', officers' or employees' immediate families, banks and members of the NASD may direct redemption requests to the Trust through Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110-4103 by letter, fax, TWX, or telephone. A two-part confirmation will be mailed out promptly after receipt of the request. A written request in good order as described above and any certificates with a proper original signature guarantee(s) should be sent with a copy of the invoice to Scudder Service Corporation, Confirmed Processing Department, Two International Place, Boston, Massachusetts 02110-4103. Failure to deliver shares or required documents (see above) by the settlement date may result in cancellation of the trade and the shareholder will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. The Trust shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions, which are not recovered from the shareholder, will be absorbed by the principal underwriter. Any net gains so resulting will accrue to the Fund. For this group, repurchases will be carried out at the net asset value next computed after such repurchase requests have been received. The arrangements described in this paragraph for repurchasing shares are discretionary and may be discontinued at any time.


If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemption of shares, including an exchange into another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.


The determination of net asset value may be suspended and a shareholder's right to redeem shares and to receive payments may be suspended at times during which
(a) the Exchange is closed, other than customary weekend and holiday closings,
(b) trading on the Exchange is restricted, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC, by order, permits the suspension of the right of redemption or a postponement of the payment or redemption, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.


                              FEATURES AND SERVICES

Class S shares

The No-Load Concept

Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.



Internet access


World Wide Web Site -- The address for the Class S shares shareholder site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.


Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

Dividends and Capital Gains Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment may be given to the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value of the class determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional class shares of a Fund.

Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Investors choosing to participate in the Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

Shareholders are sent unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries


Annual summaries of all transactions are available to shareholders. The summaries may be obtained by calling 1-800-SCUDDER.


                           THE SCUDDER FAMILY OF FUNDS

The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds; a list of Scudder's funds follows.

MONEY MARKET

Scudder U.S. Treasury Money Fund

Scudder Cash Investment Trust


Scudder Money Market Series+


TAX FREE MONEY MARKET

Scudder Tax Free Money Fund

TAX FREE

Scudder Medium Term Tax Free Fund

Scudder Managed Municipal Bonds

Scudder High Yield Tax Free Fund

Scudder California Tax Free Fund*

Scudder Massachusetts Tax Free Fund*

Scudder New York Tax Free Fund*

U.S. INCOME

Scudder Short Term Bond Fund

Scudder GNMA Fund

Scudder Income Fund


Scudder High Yield Opportunity Fund


GLOBAL INCOME

Scudder Global Bond Fund



Scudder Emerging Markets Income Fund

ASSET ALLOCATION


Scudder Pathway Series: Conservative Portfolio**

Scudder Pathway Series: Moderate Portfolio**

Scudder Pathway Series: Growth Portfolio**


U.S. GROWTH AND INCOME

Scudder Balanced Fund

Scudder Dividend & Growth Fund


Scudder Growth and Income Fund**


Scudder Select 500 Fund

Scudder 500 Index Fund

U.S. GROWTH


Value


Scudder Large Company Value Fund

Scudder Value Fund

Scudder Small Company Value Fund


Growth


Scudder Capital Growth Fund

Scudder Classic Growth Fund**


Scudder Large Company Growth Fund**


Scudder Select 1000 Growth Fund

Scudder Small Company Stock Fund

Scudder Development Fund


Scudder 21st Century Growth Fund**


GLOBAL EQUITY


Worldwide


Scudder Global Fund




Scudder International Fund**


Scudder Global Discovery Fund**

Scudder Emerging Markets Growth Fund

Scudder Gold Fund


Regional


Scudder Greater Europe Growth Fund

Scudder Pacific Opportunities Fund

Scudder Latin America Fund


The Japan Fund, Inc.**


INDUSTRY SECTOR FUNDS


Choice Series

Scudder Health Care Fund**

Scudder Technology Innovation Fund**

+ The institutional class of shares is not part of the Scudder Family of Funds.

*     Not available in all states

**    Only Class S shares are part of the Scudder Family of Funds.

The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.


Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

                                RETIREMENT PLANS


Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.


Shares of Scudder Funds may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans: Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

Shares may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

Shares may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.


A single individual who is not an active participant in an employer-maintained retirement plan, such as a pension or profit sharing plan, a governmental plan, a simplified employee pension plan, a simple retirement account, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. If an individual is an active participant, the deductibility of his or her IRA contributions in 2001 is phased out if the individual has gross income between $33,000 and $43,000 and is single, if the individual has gross income between $53,000 and $63,000 and is married filing jointly, or if the individual has gross income between $0 and $10,000 and is married filing separately; the phase-out ranges for individuals who are single or married filing jointly are subject to annual adjustment through 2005 and 2007, respectively. If an individual is married filing jointly and the individual's spouse is an active participant but the individual is not, the deductibility of his or her IRA contributions is phased out if their combined gross income is between $150,000 and $160,000. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable.


An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples, even if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

Scudder Roth IRA: Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Cash Management System -- Group Sub-Accounting Plan for Trust Accounts, Nominees and Corporations

To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund or Portfolio.

In its discretion, a Fund may accept minimum initial investments of less than $2,500 (per Portfolio) as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund or Portfolio in the group purchase plan will be $2,500 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $2,500 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS--Other Information."

Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least thirty days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

Dividends and Capital Gains Distributions

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

The Fund intends to declare in December any net realized capital gains resulting from its investment activity and any dividend from investment company taxable income. The Fund intends to distribute the December dividends and capital gains either in December or in the following January. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Fund.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable (see "TAXES"), whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

                             PERFORMANCE INFORMATION

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information will be computed separately for each class.

Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

                                     Where:

            T      =     Average Annual Total Return
            P      =     a hypothetical initial investment of $1,000
            n      =     number of years
            ERV    =     ending redeemable value: ERV is the value, at the end
                         of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      Average Annual Total Returns for the Period Ended September 30, 2000



                           1 Year     5 Years     Life of Fund (1)

Class S shares*@           17.63%      17.34%         15.84%

      (1) For the period beginning December 31, 1992 (commencement of operations).

      * The Advisor maintained Fund expenses for the period December 31, 1992 through September 30, 1993, for the three fiscal years ended September 30, 1996 and until July 31, 1997 of the fiscal year ended September 30, 1997. The Average Annual Total Return for one year, five years and for the life of the Fund, had the Advisor not maintained Fund expenses, would have been lower.

      @ On April 16, 1998, Value Fund adopted its present name. Prior to that date the Fund comprised a single class of shares and was known as Scudder Value Fund. Performance information provided is for the Fund's Class S shares (previously known as Scudder Shares).


As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

                                     Where:

            C      =     Cumulative Total Return
            P      =     a hypothetical initial investment of $1,000
            ERV    =     ending redeemable value: ERV is the value, at the end
                         of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


        Cumulative Total Returns for the Period Ended September 30, 2000

                           1 Year      5 Years     Life of Fund (1)

Class S shares*@           17.63%      122.44%         212.37%

      (1) For the period beginning December 31, 1992 (commencement of operations).

      * The Advisor maintained Fund expenses for the period December 31, 1992 through September 30, 1993, for the three fiscal years ended September 30, 1996 and until July 31, 1997 of the fiscal year ended September 30, 1997. The Average Annual Total Return for one year, five years and for the life of the Fund, had the Advisor not maintained Fund expenses, would have been lower.

      @ On April 16, 1998, Value Fund adopted its present name. Prior to that date the Fund comprised a single class of shares and was known as Scudder Value Fund. Performance information provided is for the Fund's Class S shares (previously known as Scudder Shares).


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Quotations of a Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of that Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of a Fund will vary based on changes in market conditions and the level of that Fund's expenses.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.


From time to time, in marketing and other Fund literature, members of the Board and officers of the Fund, its Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.


The Fund may be advertised as an investment choice in Scudder's college planning program.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.


A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.

                                FUND ORGANIZATION


The Fund is a separate series of Value Equity Trust. Value Equity Trust, formerly Scudder Equity Trust, is a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees have the authority to issue additional series of shares. If more than one series of shares were issued and a series were unable to meet its obligations, the remaining series might have to assume the unsatisfied obligations of that series.

The Fund's activities are supervised by the Trust's Board of Trustees. The Trust has adopted a plan pursuant to Rule 18f-3 (the "Plan") under the 1940 Act to permit the Trust to establish a multiple class distribution system. All shares of Value Fund have been subdivided into four classes: Class S shares, Class A, Class B and Class C shares.


The Trustees have authorized the division of the Value Fund into share classes, permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Fund's prospectus.

Under the Plan, shares of each class represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that (1) each class shall have a different designation, (2) each class of shares shall bear its own "class expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates to its administrative services, shareholder services or distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class; (5) each class may have separate and distinct exchange privileges; (6) each class may have different conversion features, and (7) each class may have separate account size requirements. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registrations fees.

Each share of each class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more classes of the Fund, in which case only the shareholders of such class or classes of the Fund shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Fund's Declaration of Trust. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Fund's Board of Trustees. In the event of the liquidation or dissolution of the Fund, shares of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a proportionate distribution, based upon the relative net assets of the Fund, of any general assets not attributable to the Fund that are available for distribution.

Currently, the assets of Value Equity Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of Value Equity Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of Value Equity Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of Value Equity Trust, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

The Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to "Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF, Inc. was changed from March 31 to September 30 by action of its Directors on May 18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders.

Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

The Trust has a Declaration of Trust which provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund involved will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund involved. Nothing in the Declaration of Trust, however, protects or indemnifies a Trustee or officer against any liability to which that person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of that person's office.

No series of the Trust shall be liable for the obligations of any other series.

Master/feeder structure

The Board has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                               INVESTMENT ADVISOR

Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY, an investment counsel firm, acts as investment advisor to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor, and changed its name to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001 the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

The present investment management (the "Agreement") was approved by the Trustees on August 6, 1998 and amended on September 15, 1998, became effective September 7, 1998, and was approved at a shareholder meeting held on December 17, 1998. The Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment. The Agreement was last approved by the Trustees on July 10, 2000.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objective, policies and restrictions and determines which securities shall be purchased for the portfolio of that Fund, which portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Declaration of Trust and By-Laws, of the 1940 Act and the Code, and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

The Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Advisor pays the compensation and expenses (except those for attending Board and Committee meetings outside New York, New York or Boston, Massachusetts) of all Trustees, officers and executive employees of the Trust affiliated with the Advisor and makes available, without expense to the Fund, the services of the Advisor's directors, officers, and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

For the Advisor's services, Value Fund pays the Advisor an annual fee equal to
0.70 of 1% on the first $500 million of average daily net assets and 0.65 of 1% of such net assets in excess of $500 million, payable monthly, provided the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The investment advisory fee for the fiscal years ended September 30, 2000, 1999 and 1998 was $3,001,573, $3,893,119 and
$3,214,035, of which $286,494 was unpaid at September 30, 2000.

      The Agreement will continue in effect from year to year provided such continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

      Under the Agreement, the Fund is responsible for all of its other expenses including broker's commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses including clerical expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; fees and expenses incurred in connection with membership in investment company organizations; the fees and expenses of the Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Trust may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto. The Agreement expressly provides that the Advisor shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

      The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Trust, with respect to the Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services.

      In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreement, Trustees who are not "interested persons" of the Trust are represented by independent counsel at the Fund's expense.

      The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

      Any person, even though also employed by the Advisor, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as an agent of the Advisor.

      Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.


      None of the officers or Trustees of the Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of a Fund.




      The term Scudder Investments is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Family of Funds.

      The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.


AMA InvestmentLink(SM) Program


      Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Code of Ethics


      The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              TRUSTEES AND OFFICERS


The officers and trustees of the Trust, their ages, their principal occupations and their affiliations, if any, with the Advisor, and Scudder Investor Services, Inc., are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Position with
                                                                                                    Underwriter,
                                                                                                 Scudder Investor
     Name, Age, and Address          Position with Fund         Principal Occupation**             Services, Inc.
     ----------------------          ------------------         --------------------               --------------
-----------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (57)           Trustee                 President, WGBH Educational                 --
WGBH                                                        Foundation
125 Western Avenue
Allston, MA 02134
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Linda C. Coughlin (49)+*            Trustee, Chairperson    Managing Director of Zurich       Director and Senior
                                    and President           Scudder Investments, Inc.         Vice President
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (54)            Trustee                 Executive Fellow, Center for                --
4909 SW 9th Place                                           Business Ethics, Bentley
Cape Coral, FL  33914                                       College; President, Driscoll
                                                            Associates (consulting firm)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Edgar R. Fiedler (71)               Trustee                 Senior Fellow and Economic                  --
50023 Brogden                                               Counselor, The Conference
Chapel Hill, NC                                             Board, Inc. (not-for-profit
                                                            business research organization)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (46)                   Trustee                 General Partner, Exeter Group               --
10 East 53rd Street                                         of Funds
New York, NY  10022
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Joan E. Spero (56)                  Trustee                 President, Doris Duke                       --
Doris Duke Charitable Foundation                            Charitable Foundation;
650 Fifth Avenue                                            Department of State -
New York, NY  10128                                         Undersecretary of State for
                                                            Economic, Business and
                                                            Agricultural Affairs (March
                                                            1993 to January 1997)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (57)         Trustee                 Consultant; Director,                       --
3816 Military Road, NW                                      Financial Institutions Issues,
Washington, D.C.                                            U.S. General Accounting Office
                                                            (1996-1997); Partner,
                                                            Fulbright & Jaworski (law
                                                            firm) (1978-1996)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (57)                 Trustee                 Managing  Director, First                   --
One Boston Place 23rd Floor                                 Light Capital, LLC (venture
Boston, MA 02108                                            capital firm)
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Position with
                                                                                                    Underwriter,
                                                                                                 Scudder Investor
     Name, Age, and Address          Position with Fund         Principal Occupation**             Services, Inc.
     ----------------------          ------------------         --------------------               --------------
-----------------------------------------------------------------------------------------------------------------------
Steven Zaleznick (46)*              Trustee                 President and CEO, AARP                     --
601 E Street                                                Services, Inc.
Washington, D.C. 20004
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Thomas V. Bruns (43)#               Vice President          Managing Director of Zurich                  __
                                                            Scudder Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
William F. Glavin (42)+             Vice President          Managing Director of Zurich       Vice President
                                                            Scudder Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
James E. Masur (40)+                Vice President          Senior Vice President of                     __
                                                            Zurich Scudder Investments,
                                                            Inc.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Kathryn L. Quirk (48)++             Vice President and      Managing Director of Zurich       Director, Senior Vice
                                    Assistant Secretary     Scudder Investments, Inc.         President, Chief Legal
                                                                                              Officer and Assistant
                                                                                              Clerk
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Howard S. Schneider (43)+           Vice President          Managing Director of Zurich       Vice President
                                                            Scudder Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
John R. Hebble (42)+                Treasurer               Senior Vice President of          Assistant Treasurer
                                                            Zurich Scudder Investments,
                                                            Inc.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Brenda Lyons (37)+                  Assistant Treasurer     Senior Vice President of                    --
                                                            Zurich Scudder Investments,
                                                            Inc.
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Caroline Pearson (38)+              Assistant Secretary     Senior Vice President of          Clerk
                                                            Zurich Scudder Investments,
                                                            Inc.; Associate, Dechert Price
                                                            & Rhoads (law firm) 1989 - 1997
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
John Millette (38)+                 Vice President and      Vice President of Zurich                    --
                                    Secretary               Scudder Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------
       ADDITIONAL OFFICERS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Position with
                                                                                                    Underwriter,
                                                                                                 Scudder Investor
     Name, Age, and Address          Position with Fund         Principal Occupation**             Services, Inc.
     ----------------------          ------------------         --------------------               --------------
-----------------------------------------------------------------------------------------------------------------------
Lois R. Roman (36)++                Vice President          Senior Vice President of                     __
                                                            Zurich Scudder Investments,
                                                            Inc.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Robert D. Tymoczko (30)@            Vice President          Managing Director of Zurich                  __
                                                            Scudder Investments, Inc.
-----------------------------------------------------------------------------------------------------------------------

* Ms. Coughlin and Mr. Zaleznick are considered by the Fund and its counsel to be persons who are "interested persons" of the Advisor or of the Trust, within the meaning of the 1940 Act.


** Unless otherwise stated, all of the Trustee and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+  Address: Two International Place, Boston, Massachusetts


++ Address: 345 Park Avenue, New York, New York

#  Address: 222 South Riverside Plaza, Chicago, Illinois.

@  Address: 101 California Street, Suite 4100, San Francisco, CA 94111


The Trustees and officers of the Fund also serve in similar capacities with other Scudder Funds.


As of December 31, 2000, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Fund.

To the best of the Fund's knowledge, as of December 31, 2000, no other person owned beneficially more than 5% of each class of the Fund's outstanding shares


                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings


The Board of Trustees is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with the Advisor. These "Independent Trustees" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

The Board of Trustees meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Advisor and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Trustees.


All of the Independent Trustees serve on the Committee on Independent Trustees, which nominates Independent Trustees and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Board Members




Each Independent Trustee receives compensation for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. The Independent Trustee who serves as lead trustee receives additional compensation for his or her service. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustees' educational seminars or conferences, service on industry or association committees, participation as speakers at trustees' conferences or service on special trustee task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Trustees have in the past and may in the future waive a portion of their compensation.

The Independent Board members also serve in the same capacity for other funds managed by the Advisor. These funds differ broadly in type and complexity and in some cases have substantially different Trustee fee schedules. The following table shows the aggregate compensation received by each Independent Trustee during the year 2000 from the Trust and from all of the Scudder funds as a group.

Name                     Value Equity Trust*        All Scudder Funds
----                     -------------------        -----------------

Henry P. Becton, Jr. +       $3,636.31               $156,218.60 (72
                                                          funds)

Dawn-Marie Driscoll +        $2,208.05               $154,287.00 (72
                                                          funds)

Edgar R. Fiedler +           $3,927.26               $115,813.60 (71
                                                         funds)++

Keith R. Fox                $17,659.31               $174,438.60 (71
                                                          funds)

Joan E. Spero               $16,159.31               $170,313.60 (71
                                                          funds)

Jean Gleason Stromberg +     $3,636.31                $97,571.60 (56
                                                          funds)

Jean C. Tempel +             $3,636.31               $149,612.60 (72
                                                          funds)

+ Newly elected Trustee. On July 7, 2000, shareholders of the Fund elected a new Board of Trustees. See the "Directors and Officers" section for the newly constituted Board of Trustees.

* In 2000 Value Equity Trust consisted of four funds: Scudder Large Company Value Fund, Scudder Select 500 Fund, Scudder Select 1000 Growth Fund and Value Fund.

++ Mr. Fielder's total compensation includes the $9,900 accrued, but not received, through the deferred compensation program.





Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.


                                   DISTRIBUTOR


The Trust has an underwriting agreement with Scudder Investor Services, Inc., a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated May 8, 2000 will remain in effect until September 30, 2001 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board or a majority of the outstanding voting securities of the Fund. The underwriting agreement was last approved by the Board on July 10, 2000.


Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses. Share classes which have a Rule 12b-1 Plan also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to the 12b-1 Plan.

Note: Although Class S shares do not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, the Class would also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, were adopted by the Class, notwithstanding any other provision to the contrary in the underwriting agreement.

As agent, the Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES


The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute if so qualified, generally will not be subject to federal income taxes to the extent its earnings are distributed and has qualified as such since its inception. A regulated investment company qualifying under Subchapter M of the Code must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90 percent of its investment company taxable income (including net short-term capital gain). Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund.


If for any taxable year the Fund does not qualify for special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such an event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareholders.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.




Presently, the Fund has no capital loss carryforwards.


If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between such reported gains and the shareholder's tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


An individual may make a deductible IRA contribution of up to $2,000 or, if less, the amount of the individual's earned income for any taxable year only if
(i) neither the individual nor his or her spouse (unless filing separate returns) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level for 2001 ($53,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $53,000 and $63,000; $33,000 for a single individual, with a phase-out for adjusted gross income between $33,000 and $43,000). However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

The current position of the Internal Revenue Service is to treat a fund as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the various regulated investment company qualification tests. These requirements may limit the extent to which the Fund may invest in partnerships, especially in the case of partnerships that do not invest primarily in a diversified portfolio of stocks and securities.

Equity options (including covered call options written on portfolio stock) and over-the-counter options on debt securities written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss will be recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option, and in the case of the exercise of a put option, on the Fund's holding period for the underlying property. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of any stock in the Fund's portfolio similar to the stocks on which the index is based. If the Fund writes an option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as short-term capital gain or loss. If a call option is exercised, the character of the gain or loss depends on the holding period of the underlying stock.


Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stocks or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for certain "qualified covered call options" on stock written by the Fund.

Many futures and forward contracts entered into by the Fund and listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on currencies), will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under
Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

Positions of the Fund consisting of at least one position not governed by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.


Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future regulations regulatories may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

Investments by the Fund in zero coupon or other original issue discount securities (other than tax-exempt securities) will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.


The Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Shareholders should consult their tax advisors about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                             PORTFOLIO TRANSACTIONS

Brokerage Commissions


Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Board reviews, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected.

For the fiscal years ended September 30, 1998, 1999 and 2000, Value Fund paid brokerage commissions of $354,337, $1,084,754 and $515,404, respectively. For the fiscal year ended September 30, 2000, $358,509 (69.56% of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Trust or the Advisor. The total amount of brokerage transactions aggregated $550,139,707, of which $373,392,517 (67.87% of all brokerage transactions) were transactions which included research commissions.


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet a Fund's objective.

Portfolio turnover rates for the three most recent fiscal periods are as follows:


--------------------------------------------------------------------------------

        Fund     Fiscal Year/Period    Fiscal Year/Period    Fiscal Year/Period
                  Ended 9/30/2000:      Ended 9/30/1999:      Ended 9/30/1998:
--------------------------------------------------------------------------------
Class S                 51.0%                91.0%                  47.0%
--------------------------------------------------------------------------------


                             ADDITIONAL INFORMATION

Experts


The Financial Highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Fund in accordance with generally accepted auditing standards and the preparation of federal tax returns.


Shareholder Indemnification

The Trust is an organization of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with a Fund's property or the acts, obligations or affairs of a Fund. The Declaration of Trust also provides for indemnification out of a Fund's property of any shareholder of a Fund held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information


Many of the investment changes in a Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in the light of its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.


The CUSIP number of Value Fund, Class S is 920390-10-1.

Value Fund has a fiscal year end of September 30.

Dechert acts as general counsel for the Fund.

The name "Value Equity Trust" is the designation of the Trustees for the time being under a Declaration of Trust dated October 16, 1985, as amended, and all persons dealing with a Fund must look solely to the property of a Fund for the enforcement of any claims against a Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assumes any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares of a Fund, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against a Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of a Fund.

The Trust employs State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian for the Fund.

Scudder Service Corporation


Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts, 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays Service Corporation an annual fee for each account maintained by the participant. Pursuant to a services agreement with SSC, Kemper Service Company may perform, from time to time, certain transaction and shareholder servicing functions.

Payments to Service Corporation for the three most recent fiscal periods are as follows:

--------------------------------------------------------------------------------
      Fund        Fiscal Year/Period   Fiscal Year/Period   Fiscal Year/Period
                   Ended 9/30/2000:     Ended 9/30/1999:     Ended 9/30/1998:
--------------------------------------------------------------------------------
Value Fund             $667,626             $886,717             $917,202
--------------------------------------------------------------------------------

As of September 30, 2000, $149,396 of the aggregated $667,626 was unpaid.


Scudder Trust Company


      Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts, 02110-4103, an affiliate of the Advisor, for certain retirement plan accounts. The Fund pays Scudder Trust Company an annual fee of $29 per shareholder account.


      Payments to Scudder Trust Company for the three most recent fiscal periods are as follows:


--------------------------------------------------------------------------------
      Fund    Fiscal Year/Period    Fiscal Year/Period    Fiscal Year/Period
               Ended 9/30/2000:      Ended 9/30/1999:      Ended 9/30/1998:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Fund        $1,308,124            $1,294,096             $581,273
--------------------------------------------------------------------------------

As of September 30, 2000, $105,393 of the aggregated $1,308,124 was unpaid.


Scudder Fund Accounting Corporation


Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset values for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million and 0.0045% of such assets in excess of $1 billion], plus holding and transaction charges for this service.


Payments to Scudder Fund Accounting Corporation for the three most recent fiscal periods are as follows:

--------------------------------------------------------------------------------
      Fund    Fiscal Year/Period   Fiscal Year/Period    Fiscal Year/Period
               Ended 9/30/2000:     Ended 9/30/1999:      Ended 9/30/1998:
--------------------------------------------------------------------------------
Value Fund         $127,491             $150,965              $107,935
--------------------------------------------------------------------------------


As of September 30, 2000, $31,069 of the aggregated $127,491 was unpaid.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.


The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.

                              FINANCIAL STATEMENTS

The financial statements appearing in the Fund's Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report accompanies this Statement of Additional Information.

                        APPENDIX--RATINGS OF INVESTMENTS


Standard & Poor's Corporation Bond Ratings


AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.


Moody's Investors Service, Inc., Bond Ratings


AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.


Municipal Notes


Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

                               Kemper Equity Trust
                               -------------------
        Kemper-Dreman Financial Services Fund ("Financial Services Fund")

                             Kemper Securities Trust
                             -----------------------
       Kemper U.S. Growth and Income Fund ("U.S. Growth and Income Fund")

                            Kemper Value Series, Inc.
                            -------------------------
                   Kemper Contrarian Fund ("Contrarian Fund")
        Kemper-Dreman High Return Equity Fund ("High Return Equity Fund")
              Kemper Small Cap Value Fund ("Small Cap Value Fund")

                               Value Equity Trust
                               ------------------
                    Value Fund - Kemper Shares ("Value Fund")

                          Class A, Class B and Class C

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2001

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, as amended from time to time, a copy of which may be obtained without charge by contacting Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.


The Annual Report to Shareholders dated September 30, 2000 for each of U.S. Growth and Income Fund and Value Fund, and November 30, 2000 for Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value Fund accompanies this Statement of Additional Information. Each is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT POLICIES AND TECHNIQUES.............................................1
ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES.............................6
INVESTMENT RESTRICTIONS.......................................................23
NET ASSET VALUE...............................................................25
   Purchase of Shares.........................................................26
   Redemptions and Exchanges..................................................31
   Special Features...........................................................36
ADDITIONAL TRANSACTION INFORMATION............................................40
PERFORMANCE INFORMATION.......................................................41
FOOTNOTES FOR ALL FUNDS.......................................................45
FUND ORGANIZATION.............................................................46
   Master/feeder structure....................................................48
ADVISOR.......................................................................48
   Code of Ethics.............................................................53
TRUSTEES AND OFFICERS.........................................................55
   Principal Holders of Securities............................................65
DISTRIBUTOR...................................................................67
PORTFOLIO TRANSACTIONS........................................................75
   Brokerage Commissions......................................................75
   Portfolio Turnover.........................................................77
FINANCIAL STATEMENTS..........................................................78

                       INVESTMENT POLICIES AND TECHNIQUES

Kemper-Dreman Financial Services Fund. The Fund seeks to provide long-term capital appreciation. The Fund normally invests at least 65% of total assets in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio manager begins by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The manager assembles the Fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented. The Fund will normally sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.


While the Fund invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 35% of total assets in investment-grade debt securities. The Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade or which are unrated, but deemed equivalent to those rated below investment-grade by the Zurich Scudder Investments, Inc. (the "Advisor"). The Fund may also purchase securities on a "when-issued" or "forward delivery" basis, invest in convertible securities, and zero coupon securities, enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Kemper U.S. Growth And Income Fund. The Fund seeks long-term growth of capital, current income and growth of income. The Fund seeks this objective by normally investing at least 80% in common stocks, preferred stocks, and securities convertible into common stocks of U.S. companies that offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund invests primarily in companies that are similar in size to the companies in the S&P 500 Index.


The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes. The Fund may also purchase securities of real estate investment trusts ("REITs"), as well as securities that do not pay current dividends but that offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective.


From time to time, for temporary defensive purposes, when the Advisor feels such a position is advisable in light of economic or market conditions, the Fund may invest all or a portion of its assets in cash and cash equivalents, including repurchase agreements. It is impossible to accurately predict for how long such alternative strategies will be utilized. While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

The Fund may also enter into repurchase agreements and reverse repurchase agreements, and invest in zero coupon securities, may loan securities and may engage in strategic transactions. The Fund will not invest in foreign securities. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.


The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased. The Fund seeks to provide participation in the long-term growth of the economy through the potential investment returns offered by U.S. common stocks and other domestic equity securities. It maintains a diversified portfolio consisting primarily of common stocks, preferred stocks and convertible securities of companies with long-standing records of earnings growth and higher-than-average dividend payouts. These companies, many of which are mainstays of the U.S. economy, offer prospects for future growth of earnings and dividends, and therefore may offer investors attractive long-term investment opportunities.


The Fund's investment strategy, which emphasizes higher-yielding equity securities issued by U.S. companies deemed to be underrated by the Advisor, may be more appropriate for the conservative portion of an investor's equity portfolio. The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market prices of the Fund's investments and there is no assurance that the Fund's objective will be achieved.

The Advisor applies a disciplined investment approach for selecting holdings for the Fund. The first stage of this process involves analyzing a selected pool of dividend-paying equity securities, to identify stocks that have high yields relative to the yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), a commonly-accepted benchmark for the U.S. stock market. Also, the Advisor screens for stocks that have yields at the upper end of their historical yield range. In the Advisor's opinion, this subset of higher-yielding stocks identified by applying these criteria offers the potential for returns over time that are greater than or equal to the S&P 500, at less risk than this market index. In the Advisor's opinion, these favorable risk and return characteristics exist because the higher dividends offered by these stocks may act as a "cushion" when markets are volatile and because stocks with higher yields tend to sell at more attractive valuations (e.g., lower price-to-earning ratios and lower price-to-book ratios). Once this subset of higher-yielding stocks is identified, the Advisor conducts a fundamental analysis of each company's financial strength, profitability, projected earnings, sustainability of dividends, competitive outlook, and ability of management. The Fund's portfolio may include stocks that are out of favor in the market, but which, in the opinion of the Advisor, offer compelling valuations and potential for long-term appreciation in price and dividends. In order to diversify the Fund's portfolio among different industry sectors, the Advisor evaluates how each sector reacts to broad economic factors such as interest rates, inflation, Gross Domestic Product, and consumer spending. The Fund's portfolio is constructed by attaining a proper balance of stocks in these sectors based on the Advisor's economic forecasts. The Advisor applies disciplined criteria for selling stocks in the Fund's portfolio as well. When the Advisor determines that the relative yield of a stock has declined excessively below the yield of the S&P 500, or that the yield is at the lower end of the stock's historic range, the stock generally is sold from the Fund's portfolio. Similarly, if the Advisor's fundamental analysis determines that the payment of the stock's dividend is at risk, or that market expectations for the stock are unreasonably high, the stock is generally targeted for sale. In summary, the Advisor applies disciplined buy and sell criteria, fundamental company and industry analysis, and economic forecasts in managing the Fund to pursue long-term price appreciation and income with a tendency for lower overall volatility than the market, as measured by the S&P 500.

Contrarian Fund. The Contrarian Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income. The Fund will invest primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of portfolio management, have intrinsic value.


The Fund will invest principally in a diversified portfolio of equity securities of companies that the Advisor believes to be undervalued. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

The Fund may, from time to time, invest in stocks that pay no dividends. It is anticipated that most stocks purchased will be listed on the New York Stock Exchange, but the Fund may also purchase securities listed on other securities exchanges and in the over-the-counter market. The Fund may invest in preferred stocks, convertible securities and warrants, enter into repurchase agreements and reverse repurchase agreements, and may engage in strategic transactions. The Fund may also invest up to 20% of assets in foreign securities, including emerging markets. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

High Return Equity Fund. The High Return Equity Fund's investment objective is to achieve a high rate of total return. The Fund will invest primarily in common stocks of larger, listed companies with a record of earnings and dividends, low price-earnings ratios, reasonable returns on equity, and sound finances which, in the opinion of portfolio management, have intrinsic value. The Fund generally will invest in common stocks that pay relatively high dividends, i.e., comparable to the dividend yield of Standard & Poor's 500 Composite Stock Index.

Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into or exchangeable for common or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investment and warrants and rights exercisable for equity securities and equity equivalents. The Fund will invest principally in a diversified portfolio of equity securities of companies that the Advisor believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

While most investments will be in dividend paying stocks, the Fund may also acquire stocks that do not pay dividends in anticipation of market appreciation, future dividends, and when the Advisor believes that it would be advantageous to write options on such stocks. The Fund will be managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which, in the Advisor's judgment, are elements of "total return." The Fund may enter into repurchase agreements and reverse repurchase agreements, and engage in Strategic Transactions. The Fund may also invest up to 20% of assets in foreign securities, including emerging markets. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.


Although the Fund will not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.


While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Small Cap Value Fund. The Small Cap Value Fund's investment objective is to seek long-term capital appreciation. It will invest principally in a diversified portfolio of equity securities of small companies with market capitalizations ranging from $100 million to $2 billion that the Advisor believes to be undervalued. Under normal market conditions, at least 65% of the total assets of the Fund will be invested in securities of companies whose market capitalizations are less than $2 billion.

The Fund will invest primarily in common stocks of companies with a record of earnings, low price-earnings ratios, reasonable returns on equity and sound finances which, in the opinion of the Advisor, have intrinsic value. Such securities are generally traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. The Fund will invest principally in a diversified portfolio of equity securities of companies that the Advisor believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company.

The Fund may invest in preferred stocks, convertible securities and warrants, enter into repurchase agreements and reverse repurchase agreements, and engage in Strategic Transactions. The Fund may also invest up to 20% of assets in foreign securities, including emerging markets. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the Advisor deems it appropriate, the Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Value Fund seeks to provide long-term growth of capital through investment in undervalued equity securities. This objective is not fundamental and may be changed by the Trustees without a shareholder vote. Also, unless otherwise stated, the policies of the Fund are not fundamental and may be changed by the Trustees without a shareholder vote. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met. The Fund invests primarily in the stock of larger, established U.S. companies that the Fund's portfolio management team believes are undervalued in the marketplace.


Stocks trade at a discount for many reasons. Typically, these companies, or their industries, have fallen out of favor with investors because of such things as earnings disappointments, negative industry or economic events, or investor skepticism. As a result, their stock prices may not accurately reflect their long-term business potential. Accordingly, the prices of these stocks may rise as business fundamentals improve or as market conditions change. For example, stock prices are often affected beneficially when a company's earnings exceed general expectations or when investors begin to appreciate the full extent of a company's business potential.

The Fund invests at least 80% of its net assets in equity securities consisting of common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund changes its portfolio securities for long-term investment considerations and not for trading purposes.

The Fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an investor's existing growth-equity portfolio.


The Fund invests primarily in common stocks of larger, established domestic companies with market capitalizations of at least $1 billion. The Advisor uses in-depth fundamental and quantitative research to identify companies that are currently undervalued in relation to future business prospects.


The Fund's portfolio management team uses a proprietary computer model to rank the 1000 stocks that comprise the Russell 1000 Index -- a widely used large stock universe -- based on their relative valuations. A company's valuation is measured by comparing its stock price to its business fundamentals, such as sales, earnings or book value. The Fund's portfolio management team focuses on the stocks with the lowest valuations, which are further analyzed and rated using fundamental research, such as an examination of a company's historical earnings patterns, sales growth and profit margins in order to assess the likelihood of a rebound in the stock price if a company's business fundamentals improve or market conditions change.

In an effort to manage the risk exposure of the Fund, the portfolio management team then assesses the expected volatility of the Fund and the potential impact the most promising of the stocks may have on the Fund's risk level. Based on this information, the Fund's portfolio management team selects approximately 60-90 stocks that the portfolio management team believes offer the greatest potential for attractive long-term gains.

The Fund typically sells a stock when its price is no longer considered to be a value, it is less likely to benefit from the current market or economic environment, it experiences deteriorating fundamentals or its price performance falls short of the portfolio management team's expectations.


The Fund may invest up to 20% of its assets in investment-grade debt obligations, including zero coupon securities and commercial paper. Investment-grade debt securities are those rated Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's"), or AAA, AA, A or BBB by Standard and Poor's Ratings Services ("S&P") or, if unrated, of equivalent quality as determined by the Advisor.

The Fund may also purchase debt securities which are rated below investment-grade (that is, rated below Baa by Moody's or below BBB by S&P) and unrated securities of equivalent quality as determined by the Advisor, which usually entail greater risk (including the possibility of default or bankruptcy of the issues of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid and more difficult to value than securities in the higher rating categories. The Fund may invest up to 20% of its assets in such securities ("high yield/high risk securities" commonly referred to as "junk bonds") but will invest no more than 10% of its assets in securities rated B or lower by Moody's or S&P or of equivalent quality as determined by the Advisor and may not invest more than 5% of its net assets in securities which are rated C by Moody's or D by S&P or of equivalent quality as determined by the Advisor. Securities rated C or D may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.

In addition, the Fund may enter into repurchase agreements and reverse repurchase agreements, may engage in Strategic Transactions and derivatives and invest in illiquid securities.


The Fund is limited to 5% of its net assets for initial margin and premium amounts on futures positions considered speculative by the Commodity Futures Trading Commission.

The Fund may borrow money for temporary, emergency or other purposes, including investment leverage purposes, as determined by the Trustees.

It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of a Fund's net assets.

The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of a Fund's shares will increase or decrease with changes in the market price of the Fund's investments, and there is no assurance that the Fund's objective will be achieved.

               ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES


The following section includes disclosure about investment practices and techniques which may be utilized by one or more funds described in this Statement of Additional Information. Specific limitations and policies regarding the use of these techniques may be found in each Fund's "Investment Objective and Policies" section, as well as in "Investment Restrictions" below. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund but, to the extent employed, could from time to time have a material impact on the Fund's performance.





Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Each Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. Each Fund, except for U.S. Growth and Income Fund and Value Fund, may invest up to 20% of its assets (Financial Services may invest up to 30%) in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Investing in Emerging Markets. 'Contrarian Fund's, High Return Equity Fund's, and Small Cap Value Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.


Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.


Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.


Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.


Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.


Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.


The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.


Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a Fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

High Yield/High Risk Bonds. Value Fund and Kemper-Dreman Financial Services Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).


Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The

Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.


The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.


Borrowing. The Fund will borrow only when the Advisor believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC which permits participation in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, a Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:


SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.


DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.


Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.


WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


Investment-Grade Bonds -- Financial Services Fund and Value Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.


Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.


Lending of Portfolio Securities. Each Fund may seek to increase its income by lending portfolio securities. Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets, maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. A Fund has the right to call a loan and obtain the securities loaned on five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, a Fund continues to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a Fund's assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.


General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."


A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"),a Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, a Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued", "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. Value Fund, U.S. Growth and Income Fund and Financial Services Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


                             INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of such Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund.

Each Fund other than the Financial Services Fund has elected to be classified as a diversified series of an open-end investment company; the Financial Services Fund has elected to be classified as a non-diversified series of an open-end investment company.

In addition, as a matter of fundamental policy, each Fund will not:

      (1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


      (3) purchase physical commodities or contracts relating to physical commodities;


      (4) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


      (5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (6) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; and


      (7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval. Each Fund may not:

      (1) borrow money in an amount greater than 5% (10% for Kemper Contrarian Fund, Kemper-Dreman High Return Equity Fund and Kemper Small Cap Value Fund) of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

      (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

      (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

      (4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

      (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

      (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

      (7) lend portfolio securities in an amount greater than 5% (30% for Kemper U.S. Growth and Income Fund) of its total assets; and


      (8) Invest more than 15% of net assets in illiquid securities (except Value Fund, which limits investments in illiquid securities according to the 1940 Act)


If a percentage restriction is adhered to at the time of investment, a later increase or decrease beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                                 NET ASSET VALUE


The net asset value of shares of a Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of a Fund is the value of one share and is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the share of that class, less all liabilities, by the total number of shares outstanding. The per share net asset value of each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of a Fund because of the higher expenses borne by the Class B and Class C shares.


An exchange-traded equity security is valued at its most recent sale price on the exchange it is traded as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the Nasdaq System, but traded in another over-the-counter market, is its most recent sale price if there are any sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation the security is valued at the most recent bid quotation as of the Value Time.


Debt securities, other than money market instruments, are valued at prices supplied by a Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments with an original maturity of sixty days or less maturing at par shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide market maker. If it is not possible to value a particular debt security pursuant to the above methods, the Advisor of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.


An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, MA, 02110, a subsidiary of Zurich Scudder, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Pursuant to each Fund's accounting agreement, the Financial Services Fund, U.S. Growth and Income Fund and Value Fund each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Contrarian Fund, High Return Equity Fund and Small Cap Value Fund currently do not directly pay SFAC

Payments to Scudder Fund Accounting Corporation for the three most recent fiscal periods are as follows:

------------------------------------------------------------------------------------------------------------------
                                           Fiscal Year/Period      Fiscal Year/Period       Fiscal Year/Period
                 Fund                       Ended 9/30/2000:        Ended 9/30/1999:         Ended 9/30/1998:
                 ----                       ----------------        ----------------         ----------------
------------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund              $62,250                   $46,000                      $0+
------------------------------------------------------------------------------------------------------------------
Value Fund++                                   $127,491*                 $107,935                 $50,128
------------------------------------------------------------------------------------------------------------------

+     After a waiver of $25,000.

++    Includes expenses for all classes.

*     Of the amount charged,$31,069 was unpaid at September 30, 2000.

------------------------------------------------------------------------------------------------------------------
                                           Fiscal Year/Period      Fiscal Year/Period       Fiscal Year/Period
                 Fund                      Ended 11/30/2000:        Ended 11/30/1999:       Ended 11/30/1998:
------------------------------------------------------------------------------------------------------------------
Kemper-Dreman Financial Services Fund          $77,725+++                 $94,000                 $88,000++++
------------------------------------------------------------------------------------------------------------------

+++   Of the $77,725 aggregated fee, $6,015 was unpaid at November 30, 2000.

++++ For the period March 9, 1998 (commencement of operations) to November 30, 1998.




Purchase of Shares

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify which class of shares the order is for.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


--------------------------------------------------------------------------------
                                  Annual 12b-1 Fees
                    Sales         (as a % of average
                    Charge        daily net assets)     Other Information
                    ------        -----------------     -----------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A         Maximum initial            None         Initial sales
                sales charge of                         charge waived or
                5.75% of the                            reduced for certain
                public offering                         purchases
                price
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class B         Maximum                   0.75%         Shares convert to
                contingent                              Class A shares six
                deferred sales                          years after issuance
                charge of 4% of
                redemption
                proceeds;
                declines to zero
                after six years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C         Contingent                0.75%         No conversion
                deferred sales                          feature
                charge of 1% of
                redemption
                proceeds for
                redemptions made
                during first year
                after purchase
-----------------------------------------------------------------------------

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond value of 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                                         Sales Charge
                                        As a Percentage          As a Percentage     Allowed to Dealers as a
                                               of                    of Net             Percentage of
         Amount of Purchase              Offering Price           Asset Value*          Offering Price
         ------------------              --------------           ------------          --------------
Less than $50,000                             5.75%                   6.10%                 5.20%

$50,000 but less than $100,000                4.50                    4.71                  4.00

$100,000 but less than $250,000               3.50                    3.63                  3.00

$250,000 but less than $500,000               2.60                    2.67                  2.25

$500,000 but less than $1 million             2.00                    2.04                  1.75

$1 million and over                           0.00**                  0.00**                ***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. Kemper Distributors, Inc. ("KDI"), the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 (the "Large Order NAV Purchase Privilege") including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features;" or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount record keeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may at its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its Advisor, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Funds, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; (d) any trust, pension, profit-sharing or other benefit plan for only such persons; (e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (f) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.


Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares."


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Fund for services as distributor and principal underwriter for Class B shares. See "Advisor and Underwriter."


Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.


Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Purchase, Repurchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Advisor and Underwriter."


Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or Kemper Mutual Funds listed under "Special Features - Class A Shares - Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until a Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by a Fund at the applicable net asset value per share of such Fund. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of a Trust's portfolio securities at the time.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires each Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period. Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

Redemptions and Exchanges


A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.


The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each class does not result in a Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.


The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for a Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.


General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 219153, Kansas City, Missouri 64141-9153. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of a Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Servicing Agent deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.


Redemption in-kind. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Funds and valued as they are for purposes of computing a Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                          Contingent Deferred
     Year of Redemption After Purchase                        Sales Charge
     ---------------------------------                        ------------

     First                                                         4%

     Second                                                        3%

     Third                                                         3%

     Fourth                                                        2%

     Fifth                                                         2%

     Sixth                                                         1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features -- Systematic Withdrawal Plan" below) and (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in

Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and
(h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.


Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the listed Kemper Mutual Funds. A shareholder of a Fund or Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase, Repurchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund or of Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Special Features


Class A Shares - Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another [Zurich Scudder Mutual Fund]), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Plus Growth Fund, Kemper Horizon Fund, Kemper New Europe Fund, Inc., Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust and Kemper Securities Trust, Scudder 21st Century Growth Fund, The Japan Fund, Inc., Scudder High Yield Tax Free Fund, Scudder Pathway Series - Moderate Portfolio, Scudder Pathway Series - Conservative Portfolio, Scudder Pathway Series - Growth Portfolio, Scudder International Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Health Care Fund, Scudder Technology Innovation Fund, Global Discovery Fund, Value Fund, and Classic Growth Fund ("[Zurich Scudder Mutual Fund]s"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Kemper Mutual Funds," (b) all classes of shares of any Kemper Mutual Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by

KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.


Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.


Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy of exchanges of $1,000,000 or less if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15 Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction, or advice, including without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 219153, Kansas City, Missouri 64141-9153, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.


Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege" except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 219153, Kansas City, Missouri 64141-9153. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.


Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares, Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder

Service Agent upon request. The brochures for plans with the Fund's custodian describe the current fees payable for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.


                       ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company ("KSvC"), (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this Statement of Additional Information and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of a class of a Fund normally are permitted to continue to purchase additional shares of such class or Fund and to have dividends reinvested.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.


DIVIDENDS. The Contrarian Fund, High Return Equity Fund, and U.S. Growth and Income Fund normally distribute quarterly dividends of net investment income, the Financial Services Fund normally distributes semi-annual dividends of net investment income and the Small Cap Value Fund and Value Fund normally distribute annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually to prevent application of a federal excise tax. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.


Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Dividends paid by a Fund as to each class of its shares will be calculated in the same manner, at the same time and on the same day. The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same portion for each class.

Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

      (1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

      (2)   To receive both income and capital gain dividends in cash.


Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares", "Special Features - Class A Shares - Combined Purchases", for a list of such other funds. To use this privilege of investing a Fund's dividends in shares of another fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.


                             PERFORMANCE INFORMATION


A Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each class. Except for Value Fund, each of these figures is based upon historical results and is not representative of the future performance of any class of a Fund. In the case of Value Fund, performance of Class A, B and C shares prior to April 16, 1998 is based upon the historical performance of Class S shares, adjusted to reflect the higher gross total annual operating expenses applicable to Class A, B and C shares.

A Fund with fees or expenses being waived or absorbed by Zurich Scudder may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.


Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index or various certificate of deposit indexes.

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

The figures below show performance information for various periods for each Fund. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

KEMPER-DREMAN FINANCIAL SERVICES FUND - AS OF NOVEMBER 30, 2000

Average                         Class            Class              Class
Annual Total Returns           A Shares         B Shares           C Shares
--------------------           --------         --------           --------


Life of Class (+)               1.65%            1.96%              3.13%

One Year                        0.98%            3.28%              6.38%

+     Since March 9, 1998.

U.S. GROWTH AND INCOME FUND -- SEPTEMBER 30, 2000


Average                         Class            Class              Class
Annual Total Returns           A Shares         B Shares           C Shares
--------------------           --------         --------           --------


Life of Class (+)               3.98%            4.55%              5.56%

One Year                        3.57%            6.20%              9.21%

+     Since January 30, 1998.


KEMPER CONTRARIAN FUND AND KEMPER SMALL CAP VALUE FUND


Performance figures for Class B and C shares of Kemper Contrarian Fund and Kemper Small Cap Value Fund for the period September 11, 1995 to November 30, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period March 18, 1988 (Kemper Contrarian Fund) and May 22, 1992 (Kemper Small Cap Value Fund) to September 11, 1995 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares.

The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual monthly return differential between the Class B and C shares and the Class A shares over a common three year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of Kemper Contrarian Fund and Kemper Small Cap Value Fund; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


KEMPER CONTRARIAN FUND - AS OF NOVEMBER 30, 2000

Average                         Class            Class              Class
Annual Total Returns           A Shares         B Shares           C Shares
--------------------           --------         --------           --------


Life of Class                  11.77%(+)         11.37%*            11.27%*

Ten Years                      13.74%            13.37%%*           13.28%*

Five Years                     10.07%            10.27%             10.34%

One Year                       -5.24%            -2.95%             -0.18%

(+)   Since March 18, 1988 for Class A shares.


KEMPER SMALL CAP VALUE FUND - AS OF NOVEMBER 30, 2000

Average                         Class            Class              Class
Annual Total Returns           A Shares         B Shares           C Shares
--------------------           --------         --------           --------


Life of Class                    8.53%(+)         8.48%*             8.57%*

Five Years                       3.67%            3.82%              4.17%

One Year                       -12.44%          -10.64%             -7.71%


(+) Since May 22, 1992 for Class A shares. Since September 11, 1995 for Class B and Class C shares.


* Because Class B and C shares were not introduced until September 11, 1995, the total return for Class B and C shares for the periods prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, March 18, 1988 (Kemper Contrarian
      Fund) and May 22, 1992 (Kemper Small Cap Value Fund) through September 11, 1995. Actual performance of Class B and C shares is shown beginning September 11, 1995.

VALUE FUND

Performance figures for Class A, B and C shares of Value Fund for the period April 16, 1998 to September 30, 2000 reflect the actual performance of these classes of shares. Returns for Class A, B and C shares for the period December 31, 1992 to April 16, 1998 are derived from the historical performance of Class S shares, adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares.

The returns in the chart below assume reinvestment of distributions at net asset value and represent adjusted performance figures of the Class A, B and C shares of Value Fund as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

VALUE FUND - AS OF SEPTEMBER 30, 2000


Average                         Class            Class              Class
Annual Total Returns           A Shares         B Shares           C Shares
--------------------           --------         --------           --------


Life of Class **                14.92%           14.87%             14.94%

Five Years**                    15.90%           16.19%             16.39%

One Year                        10.65%           13.69%             16.44%




** Because Class A, B and C shares were not introduced until April 16, 1998, the total return for Class A, B and C shares for the period prior to their introduction is based upon the performance of Class S shares from the commencement of investment operations, December 31, 1992 through April 16, 1998. Actual performance of Class A, B and C shares is shown beginning April 16, 1998.

KEMPER-DREMAN HIGH RETURN EQUITY FUND


Performance figures for Class B and C shares of the Fund for the period September 11, 1995 to November 30, 2000 reflect the actual performance of these classes of shares. Returns for Class B and C shares for the period March 18, 1988 to September 11, 1995 are derived from the historical performance of Class A shares, adjusted to reflect the higher operating expenses applicable to Class B and C shares. The performance figures are also adjusted to reflect the maximum sales charge of 5.75% for Class A shares and the maximum current contingent deferred sales charge of 4% for Class B shares and 1% for Class C shares. The adjustment is calculated by measuring the actual monthly return differential between the Class B and C shares and the Class A shares over a common three year period (June 30, 1996 to June 30, 1999). This relative performance comparison is then used to impute Class B and C share performance from Class A share returns for monthly periods prior to the inception of such Class B and C shares.


The returns in the chart below assume reinvestment of distributions at net asset value and represent both actual past performance figures and adjusted performance figures of the Class A shares of the Fund, adjusted as described above; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


KEMPER-DREMAN HIGH RETURN EQUITY FUND - AS OF NOVEMBER 30, 2000


Average                         Class            Class              Class
Annual Total Returns           A Shares         B Shares           C Shares
--------------------           --------         --------           --------


Life of Class                   16.42%           16.06%*            16.16%*

Ten Years                       19.57%           19.19%*            19.28%*

Five Years                      15.79%           16.04%             16.19%

One Year                        16.93%           20.04%             23.06%

* Because Class B and C shares were not introduced until September 11, 1995, the total return for Class B and C shares for the period prior to their introduction is based upon the performance of Class A shares from the commencement of investment operations, March 18, 1988 through September 11, 1995. Actual performance of Class B and C shares is shown beginning September 11, 1995.


                             FOOTNOTES FOR ALL FUNDS

The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.

                                FUND ORGANIZATION


The Contrarian, High Return Equity and Small Cap Value Funds are each a series of Kemper Value Series, Inc. ("KVS"). KVS was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,040,000,000 shares of $.01 par value common stock (with 40,000,000 designated for a class of shares not sold herein). In March, 1998, KVS changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, KVS changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. In September, 1995, KVS changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. U.S. Growth and Income Fund is a series of Kemper Securities Trust (formerly known as Kemper Growth and Income Fund) ("KST"). KST was organized as a business trust under the laws of Massachusetts on October 2, 1997. Financial Services Fund is a series of Kemper Equity Trust ("KET"). KET was organized as a business trust under the laws of Massachusetts on January 6, 1998. Value Fund is a series of Value Equity Trust ("VET"), (KST and VET together, the "Trusts"). VET was organized as a business trust under the laws of Massachusetts on October 16, 1985. VET's predecessor was organized as a Delaware corporation in May 1966. The Trusts may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $.01, which may be divided by the Board into classes of shares. Since KVS and the Trusts may offer multiple funds, each is known as a "series company." Currently, Contrarian Fund and High Return Equity Fund each offer four classes of shares. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of the Advisor and its affiliates; and (b) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Currently, Small Cap Value Fund offers five classes of shares: Class A, Class B, and Class C, as well as Class I and Class S, which have different expenses, that may affect performance, and for Class I are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of the Advisor and its affiliates; and (b) the following investment advisory clients of the Advisor and its investment advisory affiliates that invest at least $1 million in a
Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Class S is generally closed to new investors. Currently, Growth and Income and Financial Services Fund each offer three classes of shares - Class A, Class B and Class C shares. Value Fund currently offers four classes of shares: Class A, Class B, Class C and Class S, which have different expenses, that may affect performance, and are generally closed to new investors. The Board may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KVS and the Boards of Trustees of the Trusts may, to the extent permitted by applicable law, have the right at any time to redeem from any shareholder, or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KVS and the Trust. To the extent that the Funds offer additional share classes, these classes will be offered in a separate prospectus and have different fees, requirements and services.


The Funds' activities are supervised by KVS' or the Trusts' Boards of Directors or Trustees, as applicable. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Trustees present at any such meetings, at which a quorum is present, shall be the act of the Trustees.


The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing Board members, changing fundamental policies or approving an investment management agreement. KVS will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KVS' outstanding shares. In the case of a meeting called to consider removal of a Board member or Board members, KVS or the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.


If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Board members, or when voting by class is appropriate. The Trusts are not required to hold and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Subject to the Declarations of Trust and By Laws of the Trusts, shareholders may remove Trustees. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable. Under the Agreement and Declaration of Trust of each Trust, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of a Declaration of Trust (other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declarations of Trust, the By-laws of the Trusts, or any registration of a Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

The Trusts' Declaration of Trust specifically authorizes the Board of Trustees to terminate a Fund or any class by notice to the shareholders without shareholder approval.

Each Trust may issue an unlimited number of shares of beneficial interest in one or more series or Funds, all having a par value of $.01, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of each trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each such class' Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of the Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.


Master/feeder structure

The Board has the discretion to retain the current distribution arrangement for each Fund while investing in a master fund in a master/feeder structure fund as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


                                     ADVISOR

Zurich Scudder Investments, Inc. (the "Advisor"), 345 Park Avenue, New York, NY 10154, an investment counsel firm, acts as investment advisor to the Funds pursuant to an agreement between the Advisor and each Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Advisor introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Advisor, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Advisor. The Advisor's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual-headed holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001 the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.


Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Funds may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for a fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for a fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Funds are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Funds can be expected to vary from those of these other mutual funds.

Each Agreement will continue in effect until September 30, 2001 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.


Under the Agreements, the Advisor provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolio of each Fund, what portfolio securities shall be held or sold by each Fund and what portion of each Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act and the Code and to each Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

The Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to each Fund (such as a Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of a Fund's federal, state and local tax returns; preparing and filing a Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of a Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees or Directors.

The Advisor pays the compensation and expenses of all Trustees or Directors, officers and executive employees of the Trust or Corporation, as applicable, affiliated with the Advisor and makes available, without expense to the Trust or Corporation, the services of such Trustees or Directors, officers and employees of the Advisor as may duly be elected officers or Trustees or Directors of the Trust or Corporation, subject to their individual consent to serve and to any limitations imposed by law, and provides the Trust's or Corporation's office space and facilities, as applicable.

Under the Agreements each Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Agreements expressly provide that the Advisor shall not be required to pay a pricing agent of each Fund for portfolio pricing services, if any.




In reviewing the terms of the Agreements and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Trusts have been represented by independent counsel at each Fund's expense. Vedder, Price, Kaufman & Kammholz represents Contrarian Fund, High Return Equity Fund and Small Cap Value Fund. Dechert represents Financial Services Fund, U.S. Growth and Income Fund and Value Fund.


The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including a Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Trustees of the Trusts may have dealings with the Trusts as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Trusts.


The current investment management fee rates are payable monthly at the annual rates shown below:


                                                   Financial      High Return   Small Cap
   Average Daily Net Assets   Contrarian Fund    Services Fund    Equity Fund   Value Fund
   ------------------------   ---------------    -------------    -----------   ----------

$0 - $250 million                   0.75%             0.75%           0.75%        0.75%
$250 million - $1 billion           0.72              0.72            0.72         0.72
$1 billion - $2.5 billion           0.70              0.70            0.70         0.70
$2.5 billion - $5 billion           0.68              0.68            0.68         0.68
$5 billion - $7.5 billion           0.65              0.65            0.65         0.65
$7.5 billion - $10 billion          0.64              0.64            0.64         0.64
$10 billion - $12.5 billion         0.63              0.63            0.63         0.63
Over $12.5 billion                  0.62              0.62            0.62         0.62


                              U.S. Growth and
   Average Daily Net Assets     Income Fund       Value Fund
   ------------------------     -----------       ----------
$0 - $250 million                   0.60%            0.70%
$250 million - $500 million         0.57             0.70
$500 million - $1 billion           0.57             0.65
$1 billion - $2.5 billion           0.55             0.65
$2.5 billion - $5 billion           0.53             0.65
$5 billion - $7.5 billion           0.53             0.65
$7.5 billion - $10 billion          0.53             0.65
$10 billion - $12.5 billion         0.53             0.65
Over $12.5 billion                  0.53             0.65


The table below shows the total investment management fees paid by the Funds for the last three fiscal years. The information for Financial Services Fund and U.S. Growth and Income Fund is presented for the periods since each Fund's commencement of operations, as noted below.



Fund                              Fiscal 2000      Fiscal 1999     Fiscal 1998*
----                              -----------      -----------     ------------


Contrarian Fund                   $1,593,388       $2,257,000      $1,660,000

Financial Services Fund           $1,286,014       $1,544,000        $721,000**

High Return Equity Fund          $21,772,757      $36,773,000     $29,284,000

Small Cap Value Fund              $3,328,606       $5,893,000      $8,166,000

U.S. Growth and Income Fund         $164,366+              $0              $0***

Value Fund                        $3,001,573       $3,893,119      $3,214,035


* Fiscal year end for U.S. Growth and Income Fund and Value Fund is 9/30. Fiscal year end for Contrarian Fund, Financial Services Fund, High Return Equity Fund and Small Cap Value Fund is 11/30.


**    March 9, 1998 - September 30, 1998


***   January 30, 1998 - September 30, 1998

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

FINANCIAL SERVICES FUND AND HIGH RETURN EQUITY FUND SUB-ADVISOR. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-advisor for the Financial Services Fund and High Return Equity Fund. DVM is controlled by David N. Dreman. DVM serves as sub-advisor pursuant to the terms of Sub-Advisory Agreements between it and the Advisor. DVM was formed in April 1997 and has served as sub-advisor for the High Return Equity Fund since August, 1997 and for Financial Services Fund since its inception in March, 1998.


Under the terms of the Sub-Advisory Agreements, DVM manages the investment and reinvestment of the Financial Services Fund and High Return Equity Fund's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.


The Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.24% of the first $250 million of a Fund's average daily net assets, 0.23% of the average daily net assets between $250 million and $1 billion, 0.224% of average daily net assets between $1 billion and $2.5 billion, 0.218% of average daily net assets between $2.5 billion and $5 billion, 0.208% of average daily net assets between $5 billion and $7.5 billion, 0.205% of average daily net assets between $7.5 billion and $10 billion, 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion. In addition, for High Return Equity Fund. The Advisor has guaranteed to pay a minimum of $8 million to DVM during each of the calendar years 2000, 2001 and 2002 that DVM serves as sub-advisor.


The table below shows the total sub-advisory fees paid by the Funds for the last three fiscal periods.

Fund                          Fiscal 2000       Fiscal 1999    Fiscal 1998
----                          -----------       -----------    -----------


Financial Services Fund       $410,209.69       $503,457.02       $86,000**
High Return Equity          $8,000,000.00    $11,663,393.35    $9,776,000


* For the period August 1997 (beginning of sub-advisory relationship) through November 30, 1997.

**    For the period March 9, 1998 (commencement of operations) to November 30,
      1998

The Sub-Advisory Agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreements.

The Sub-Advisory Agreement for High Return Equity Fund remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and
(b) by the shareholders or the Board of the Fund. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. DVM may not terminate the Sub-Advisory Agreement prior to July 30, 2000. Thereafter, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.

The Sub-Advisory Agreement for Financial Services Fund remains in effect until February 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through February 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of KET, and (b) by the shareholders of the Fund or the Board of Trustees of KET. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. The Sub-Advisor may not terminate the Sub-Advisory Agreement prior to February 1, 2003. Thereafter, the Sub-Advisor may terminate the Sub-Advisory Agreement upon 90 days' notice to the Advisor.

Code of Ethics


The Funds, the Advisor, principal underwriter and the Sub-Advisor for High Return Equity Fund and Financial Services Fund have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Services. Administrative services are provided to each Fund under an administrative services agreement ("Administrative Agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and a Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to 0.25% of average daily net assets of each class of the Fund. KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of a Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI. In addition, KDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

Administrative services fees paid by each Fund are set forth below:

-----------------------------------------------------------------------------------------------------------------
                               Administrative Service Fees Paid by Fund
-----------------------------------------------------------------------------------------------------------------
                                                                            Total Service  Service Fees Paid by
                           Fiscal                                           Fees Paid by          KDI to
Fund                         Year      Class A      Class B      Class C     KDI to Firms  KDI Affiliated Firms
-----------------------------------------------------------------------------------------------------------------
Kemper-Dreman Financial                 $167,000     $193,000      $38,000       $439,000                $0
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                               Administrative Service Fees Paid by Fund
-----------------------------------------------------------------------------------------------------------------
                                                                            Total Service  Service Fees Paid by
                           Fiscal                                           Fees Paid by          KDI to
Fund                         Year      Class A      Class B      Class C     KDI to Firms  KDI Affiliated Firms
-----------------------------------------------------------------------------------------------------------------
Services Fund                2000
-----------------------------------------------------------------------------------------------------------------
                             1999       $331,382     $207,060      $35,493       $516,335                $0
-----------------------------------------------------------------------------------------------------------------
                             1998       $123,000     $132,000      $20,000       $344,000                $0
-----------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and                   $42,519      $37,807       $8,491       $145,270                $0
Income Fund                  2000
-----------------------------------------------------------------------------------------------------------------
                             1999        $38,650      $24,400       $9,014        $69,030                $0
-----------------------------------------------------------------------------------------------------------------
                             1998        $12,000       $6,000           $0       $256,000                $0
-----------------------------------------------------------------------------------------------------------------
Kemper Contrarian Fund       2000       $266,000     $187,000      $32,000       $518,000                $0
-----------------------------------------------------------------------------------------------------------------
                             1999      $3781,798     $281,214      $39,577       $692,559                $0
-----------------------------------------------------------------------------------------------------------------
                             1998       $263,000     $214,000      $23,000       $497,000                $0
-----------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return             $3,418,000   $3,275,000     $690,000     $7,426,000            $4,000
Equity Fund                  2000
-----------------------------------------------------------------------------------------------------------------
                             1999     $5,529,190   $5,526,066   $1,217,055    $12,510,859                $0
-----------------------------------------------------------------------------------------------------------------
                             1998     $4,407,000   $4,610,000     $872,000    $10,206,000           $21,000
-----------------------------------------------------------------------------------------------------------------
Kemper Small Cap Value       2000       $538,000     $480,000     $102,000     $1,113,000                $0
Fund
-----------------------------------------------------------------------------------------------------------------
                             1999       $971,235     $797,083     $178,416     $1,947,387                $0
-----------------------------------------------------------------------------------------------------------------
                             1998     $1,384,000   $1,099,000      $266,00     $2,586,000            $5,000
-----------------------------------------------------------------------------------------------------------------
Value Fund - Kemper Shares   2000       $107,492      $72,106      $15,942       $192,022              $373
-----------------------------------------------------------------------------------------------------------------
                             1999       $103,029      $69,886      $13,171       $183,094                $0
-----------------------------------------------------------------------------------------------------------------
                             1998        $11,901       $9,334       $1,346        $22,581                $0
-----------------------------------------------------------------------------------------------------------------

*     Amounts paid from January 1, 1997 through November 30, 1997

** Amounts paid from May 6, 1998 (commencement of operations) to September 30, 1998.

***   Amounts shown are after expense waiver.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, the administrative services fee payable to KDI is payable at the annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and each Fund will pay KDI an administrative service fee at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services.

Certain trustees or officers of the Funds are also directors or officers of the Advisor or KDI as indicated under "Officers and Trustees."


Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund.


SSB is also each Fund's (except Value Fund) transfer agent and dividend-paying agent. Pursuant to a services agreement with Kemper Service Company ("KSvC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds and, as such, performs all of KSvC's duties as transfer agent and dividend paying agent. KSVC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Financial Services Fund and

U.S. Growth and Income Fund. KSvC acts as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent of Value Fund Classes A, B and C.

For the Contrarian, High Return Equity and Small Cap Value Funds, SSB receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement.

      ------------------------------------------------------------------
      Fund                                      Fees SSB Paid to KSvC*
      ------------------------------------------------------------------
      Kemper-Dreman Financial Services Fund            $419,573
      ------------------------------------------------------------------
      Kemper U.S. Growth and Income Fund               $166,084
      ------------------------------------------------------------------
      Kemper Contrarian Fund                           $874,818
      ------------------------------------------------------------------
      Kemper-Dreman High Return Equity Fund           $7,075,412
      ------------------------------------------------------------------
      Kemper Small Cap Value Fund                     $1,778,111
      ------------------------------------------------------------------

* Of the amounts noted above, as of the respective fiscal year ends of each Fund, $30,747 for Financial Services Fund, $75,428 for U.S. Growth and Income Fund, $90,006 for Contrarian Fund and $902,538 for High Return Equity Fund was unpaid at the fiscal year end.

For the year ended September 30, 2000 for Value Fund, the amount charged to Classes A, B and C by KSvC aggregated $190,006, $104,636 and $37,646, respectively, of which $65,713, $34,995 and $24,533, respectively, was unpaid at September 30, 2000.


Independent Auditors and Reports to Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, (except for Kemper Value Fund, which uses PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110) audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Contrarian, High Return Equity and Small Cap Value Funds. Dechert, Ten Post Office Square South, Boston, Massachusetts serves as counsel to the Financial Services Fund, U.S. Growth and Income Fund and Value Fund.


                              TRUSTEES AND OFFICERS


The officers and Board members of the Funds, their birth dates, their principal occupations and their affiliations, if any, with the Advisor and Kemper Distributors, Inc. ("KDI"), or their affiliates are listed below. All persons named as Board members also serve in similar capacities for other funds advised by Zurich Scudder Investments, Inc.

All Funds except Value Fund:                                                                  Position with
                                                                                              Underwriter,
                                                                                              Kemper
                                    Position               Principal                          Distributors,
Name, Age and Address               With Fund              Occupation**                       Inc.
---------------------               ---------              ------------                       ----

JAMES E. AKINS (10/15/26)           Board Member,          Consultant on International,       --
2904 Garfield Terrace N.W.          Director of KVAL,      Political and Economic Affairs;
Washington, D.C.                    Trustee of Securities  formerly, a career United States
                                    Trust                  Foreign Service Officer; Energy
                                                           Advisor for the White House;
                                                           United States Ambassador to Saudi
                                                           Arabia, 1973-1976.


LINDA C. COUGHLIN (1/1/52)+*        Trustee for Value      Managing Director of Zurich        Director and
                                    Series only, Vice      Scudder Investments, Inc.          Vice Chairman
                                    President and Chairman

JAMES R. EDGAR (07/22/46)           Trustee                Distinguished Fellow, Institute    --
1927 County Road, 150E                                     of Government and Public Affairs,
Seymour, Illinois                                          University of Illinois; Director,
                                                           Kemper Insurance Companies (not
                                                           affiliated with the Kemper
                                                           Funds); Director, John B.
                                                           Sanfilippo & Son, Inc.; Director,
                                                           Horizon Group Properties, Inc.;
                                                           formerly, Governor of the State
                                                           of Illinois, 1991-1999.


ARTHUR R. GOTTSCHALK (2/13/25)      Trustee                Retired; formerly, President,      --
10642 Brookridge Drive                                     Illinois Manufacturers
 Frankfort, Illinois                                       Association; Trustee, Illinois
                                                           Masonic Medical Center; formerly,
                                                           Illinois State Senator; formerly,
                                                           Vice President, The Reuben H.
                                                           Donnelley Corp.; formerly,
                                                           attorney.


FREDERICK T. KELSEY (4/25/27)       Trustee                Retired; formerly, consultant to   --
4010 Arbor Lane, Unit 102                                  Goldman, Sachs & Co.; formerly,
Northfield, Illinois                                       President, Treasurer and Trustee
                                                           of Institutional
                                                           Liquid Assets and
                                                           its affiliated
                                                           mutual funds;
                                                           formerly, President
                                                           and Trustee of
                                                           Northern
                                                           Institutional
                                                           Funds; formerly,
                                                           President and
                                                           Trustee of the
                                                           Pilot Funds.

All Funds except Value Fund:                                                                  Position with
                                                                                              Underwriter,
                                                                                              Kemper
                                    Position               Principal                          Distributors,
Name, Age and Address               With Fund              Occupation**                       Inc.
---------------------               ---------              ------------                       ----
FRED B. RENWICK (2/1/30)            Trustee                Professor of Finance, New York     --
3 Hanover Square                                           University, Stern School of
New York, New York                                         Business; Director, The Wartburg
                                                           Home Foundation;
                                                           Chairman, Finance
                                                           Committee of
                                                           Morehouse College
                                                           Board of Trustees;
                                                           Chairman, American
                                                           Bible Society
                                                           Investment
                                                           Committee;
                                                           formerly, member of
                                                           the Investment
                                                           Committee of
                                                           Atlanta University
                                                           Board of Trustees;
                                                           formerly, Director
                                                           of Board of
                                                           Pensions,
                                                           Evangelical
                                                           Lutheran Church of
                                                           America.


JOHN G. WEITHERS (8/8/33)           Trustee                Retired; formerly, Chairman of     --
311 Spring Lake,                                           the Board and Chief Executive
Hinsdale, Illinois;                                        Officer, Chicago Stock Exchange;
                                                           Director, Federal
                                                           Life Insurance
                                                           Company; President
                                                           of the Members of
                                                           the Corporation and
                                                           Trustee, DePaul
                                                           University.


MARK S. CASADY (9/21/60) +          President *            Managing Director, Zurich Scudder  Director and
                                                           Investments, Inc.                  Chairman

PHILIP J. COLLORA (11/15/45)##      Vice President and     Senior Vice President, Zurich      Assistant
                                    Assistant Secretary    Scudder  Investments, Inc.         Secretary

All Funds except Value Fund:                                                                  Position with
                                                                                              Underwriter,
                                                                                              Kemper
                                    Position               Principal                          Distributors,
Name, Age and Address               With Fund              Occupation**                       Inc.
---------------------               ---------              ------------                       ----
KATHRYN L. QUIRK (12/3/52)++        Vice President*,       Managing Director, Zurich          Director,
                                    Trustee for Kemper     Scudder  Investments, Inc.         Secretary, Chief
                                    Equity Trust and                                          Legal Officer
                                    Kemper Securities                                         and Vice
                                    Trust                                                     President

LINDA J. WONDRACK                   Vice President         Senior Vice President, Zurich      Vice President
(9/12/64) +                                                Scudder Investments, Inc.          and Chief
                                                                                              Compliance
                                                                                              Officer

JOHN R. HEBBLE (6/27/58) +          Treasurer              Senior Vice President, Zurich      --
                                                           Scudder Investments, Inc.

MAUREEN E. KANE                     Secretary              Vice President, Zurich Scudder     --
(2/14/62) +                                                Investments, Inc.

BRENDA LYONS (2/21/63) +            Assistant Treasurer    Senior Vice President, Zurich      --
                                                           Scudder Investments, Inc.

CAROLINE PEARSON (4/1/62)+          Assistant Secretary    Senior Vice President, Zurich      --
                                                           Scudder Investments, Inc.;
                                                           formerly, Associate, Dechert
                                                           Price & Rhoads (law firm) 1989 to
                                                           1997

THOMAS F. SASSI (11/7/42) ++        Vice President ,       Managing Director, Zurich Scudder  --
                                    Kemper Value Series,   Investments, Inc.; formerly,
                                    Inc. only              consultant with an unaffiliated
                                                           investment consulting firm and an
                                                           officer of an unaffiliated
                                                           investment banking firm from 1993
                                                           to 1996

JAMES M. EYSENBACH (4/1/62)&        Vice President ,       Managing Director, Zurich Scudder  --
                                    Kemper Value Series,   Investments, Inc..
                                    Inc.

All Funds except Value Fund:                                                                  Position with
                                                                                              Underwriter,
                                                                                              Kemper
                                    Position               Principal                          Distributors,
Name, Age and Address               With Fund              Occupation**                       Inc.
---------------------               ---------              ------------                       ----
KATHLEEN T. MILLARD (12/30/60)++    Vice President,        Managing Director of Zurich        --
                                    Securities Trust Only  Scudder Investments, Inc.

WILLIAM F. TRUSCOTT                 Vice President,        Managing Director, Zurich          --
(9/14/60)++                         Kemper Value Series,   Scudder  Investments, Inc.
                                    Inc., Kemper
                                    Securities Trust and
                                    Kemper Equity Trust

Value Fund only:                                                                              Position with
                                                                                              Underwriter,
                                                                                              Kemper
                                    Position               Principal                          Distributors,
Name, Age and Address               With Trust             Occupation**                       Inc.
---------------------               ----------             ------------                       ----
HENRY P. BECTON, JR. (10/16/43)     Trustee                President, WGBH Educational        --
WGBH                                                       Foundation
125 Western Avenue
Allston, MA 02134

LINDA C. COUGHLIN (1/1/52)+*        Trustee and President  Managing Director of Zurich        Director and
                                                           Scudder Investments, Inc.          Vice Chairman

DAWN-MARIE DRISCOLL (11/5/46)       Trustee                Executive Fellow, Center for       --
4909 SW 9th Place                                          Business Ethics, Bentley College;
Cape Coral, FL  33914                                      President, Driscoll Associates
                                                           (consulting firm), 1990-present

EDGAR R. FIEDLER (4/21/29)          Trustee                Senior Fellow and Economic         --
50023 Brogden                                              Counsellor, The Conference Board,
Chapel Hill, NC                                            Inc. (not-for-profit business
                                                           research organization)

KEITH R. FOX (4/11/54)              Trustee                General Partner, Exeter Group of   --
10 East 53rd Street                                        Funds
New York, NY  10022

Value Fund only:                                                                              Position with
                                                                                              Underwriter,
                                                                                              Kemper
                                    Position               Principal                          Distributors,
Name, Age and Address               With Trust             Occupation**                       Inc.
---------------------               ----------             ------------                       ----
JOAN E. SPERO (10/2/44)             Trustee                President, Doris Duke Charitable   --
Doris Duke Charitable Foundation                           Foundation; Department of State -
650 Fifth Avenue                                           Undersecretary of State for
New York, NY  10128                                        Economic, Business and
                                                           Agricultural Affairs (March 1993
                                                           to January 1997)

JEAN GLEASON STROMBERG (10/31/43)   Trustee                Consultant; Director, Financial    --
3816 Military Road, NW                                     Institutions Issues, U.S. General
Washington, D.C.                                           Accounting Office (1996-1997);
                                                           Partner, Fulbright & Jaworski
                                                           (law firm) (1978-1996)

JEAN C. TEMPEL (3/24/43)            Trustee                Managing  Director, First Light    --
One Boston Place 23rd Floor                                Capital, LLC (venture capital
Boston, MA 02108                                           firm)

STEVEN ZALEZNICK (11/9/54)*         Trustee                President and CEO, AARP Services,  --
601 E Street, NW                                           Inc.
7th Floor
Washington, D.C. 20004

THOMAS V. BRUNS (4/15/57)##         Vice President         Managing Director of Zurich        President
                                                           Scudder Investments, Inc.

WILLIAM F. GLAVIN (8/30/58)+        Vice President         Managing Director of Zurich        Managing Director
                                                           Scudder Investments, Inc.

JAMES E. MASUR (8/18/60)+           Vice President         Senior Vice President of Zurich
                                                           Scudder Investments, Inc.          --

Value Fund only:                                                                              Position with
                                                                                              Underwriter,
                                                                                              Kemper
                                    Position               Principal                          Distributors,
Name, Age and Address               With Trust             Occupation**                       Inc.
---------------------               ----------             ------------                       ----
KATHRYN L. QUIRK (12/3/52)++        Vice President and     Managing Director of Zurich        Director, Vice
                                    Assistant Secretary    Scudder Investments, Inc.          President, Chief
                                                                                              Legal Officer
                                                                                              and Secretary

HOWARD S. SCHNEIDER (5/9/57)+       Vice President         Managing Director of Zurich
                                                           Scudder Investments, Inc.

JOHN MILLETTE (8/23/62)+            Vice President and     Vice President of Zurich Scudder   --
                                    Secretary              Investments, Inc. since September
                                                           1994; previously employed by the
                                                           law firm Kaye, Scholer, Fierman,
                                                           Hays & Handler

JOHN R. HEBBLE (6/27/58)+           Treasurer              Senior Vice President of Zurich    --
                                                           Scudder Investments, Inc.

BRENDA LYONS (2/21/63)+             Assistant Treasurer    Senior Vice President of Zurich    --
                                                           Scudder Investments, Inc.

CAROLINE PEARSON (4/1/62)+          Assistant Secretary    Senior Vice President of Zurich    --
                                                           Scudder Investments, Inc.;
                                                           Associate, Dechert Price & Rhoads
                                                           (law firm) 1989-1997

ROBERT D. TYMOCZKO (2/3/70)&        Vice President         Senior Vice President of Zurich    --
                                                           Scudder Investments, Inc. since
                                                           August, 1997; previously employed
                                                           by The Law & Economics Consulting
                                                           Group, Inc. as an economic
                                                           consultant.

LOIS R. ROMAN (7/22/64)++           Vice President         Senior Vice President of Zurich    --
                                                           Scudder Investments, Inc.

*     "Interested persons" as defined in the 1940 Act.

** Unless otherwise stated, all the Trustees and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.



##    Address: 222 South Riverside Plaza, Chicago, Illinois.

+     Address: Two International Place, Boston, Massachusetts

++    Address: 345 Park Avenue, New York, New York



&     Address: 101 California Street, Suite 4100, San Francisco, CA 94111




The Board members and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts from Kemper Value Series, Inc. ("KVAL") paid or accrued to those directors who are not designated "interested persons" during the fiscal period January 1, 2000 through November 30, 2000. The table below also shows amounts from Kemper Securities Trust (the "Trust"), including amounts from U.S. Growth and Income Fund paid or accrued to such trustees for the fiscal period ended September 30, 2000. The total compensation from the Kemper Fund complex is for the 2000 calendar year.


                                 Kemper Equity   Kemper Securities
Name of Trustee                      Trust*             Trust
---------------                  -------------   -----------------


James E. Akins                       $3,000            $2,800

James R. Edgar                       $2,900            $2,800

Arthur R. Gottschalk(1)              $2,700            $2,800

Frederick T. Kelsey                  $3,100            $2,900

Fred B. Renwick                      $3,100            $2,900

John G. Weithers                     $3,300            $2,900


* Compensation paid for Financial Services Fund is the same as for Kemper Equity Trust. Financial Services Fund is the only series of Kemper Equity Trust.


                                                                                        Total Compensation
                              Contrarian    High Return     Small Cap   Kemper Value  Kemper Funds Paid to
Name of Trustee                  Fund          Equity         Value     Series Trust      Trustees(2)(3)
---------------                  ----          ------         -----     ------------      --------------
James E. Akins                  $2,100        $29,200        $4,600        $35,900           $195,500

James R. Edgar                  $2,100        $29,100        $4,600        $35,800           $195,100

Arthur R. Gottschalk(1)         $2,100        $29,200        $4,700        $36,000           $189,700

Frederick T. Kelsey             $2,200        $30,300        $4,800        $37,300           $200,300

Fred B. Renwick                 $2,200        $30,300        $4,800        $37,300           $204,600

John G. Weithers                $2,500        $35,000        $5,600        $43,100           $239,200

(1) Includes deferred fess. Pursuant to deferred compensation agreements with the Fund, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds - Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Gottschalk for KVAL are $95,800.

(2) Includes compensation for service on the boards of 15 Kemper funds with 53 fund portfolios. Each board member currently serves as a board member of 15 Kemper Funds with 53 fund portfolios.

(3) Aggregate compensation does not reflect amounts paid to the Trustees for special meetings in connection with the Scudder Kemper restructuring initiative. Such amounts totaled $ , $ , $ , $ , $ , $ , and $ for Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers, respectively.

                        Value Equity Trust*     All Scudder Funds
                               Paid by              Paid by
Name                          the Trust            the Funds
----                          ---------            ---------

Henry P. Becton,              $3,636.31         $156,218.60 (72
Trustee**                                            funds)

Dawn-Marie Driscoll,          $2,208.05         $154,287.00 (72
Trustee                                              funds)

Edgar R. Fiedler, Trustee     $3,927.26         $115,813.60 (71
                                                     funds)

Keith R. Fox,                $17,659.31         $174,438.60 (71
Trustee                                              funds)

Joan E. Spero,***            $16,159.31         $170,313.60 (71
Trustee                                              funds)

                        Value Equity Trust*     All Scudder Funds
                               Paid by              Paid by
Name                          the Trust            the Funds
----                          ---------            ---------

Jean Gleason Stromberg,       $3,636.31          $97,571.60 (56
Trustee                                              funds)

Jean C. Tempel, Trustee       $3,636.31         $149,612.60 (72
                                                     funds)





* Value Equity Trust consists of four funds: Scudder Large Company Value Fund, Scudder Select 500 Fund, Scudder Select 1000 Growth Fund and Value Fund.




Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Trust, although they are compensated as employees of the Advisor, or its affiliates, as a result of which they may be deemed to participate in fees paid by each Fund.

Principal Holders of Securities

As of December 31, 2000 the officers and Board members as a group owned less than 1% of each Fund, and the following owned of record more than 5% of the outstanding stock of the funds, as set forth below.



Kemper Value Fund


--------------------------------------------------------------------------------
                NAME        CLASS                              PERCENTAGE
                ----        -----                              ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Kemper-Dreman Financial Services Fund

--------------------------------------------------------------------------------
                NAME        CLASS                              PERCENTAGE
                ----        -----                              ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Kemper Contrarian Fund

--------------------------------------------------------------------------------
                NAME        CLASS                              PERCENTAGE
                ----        -----                              ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Kemper-Dreman High Return Equity Fund

--------------------------------------------------------------------------------
                NAME        CLASS                              PERCENTAGE
                ----        -----                              ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Kemper Small Cap Value Fund

--------------------------------------------------------------------------------
                NAME        CLASS                              PERCENTAGE
                ----        -----                              ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Kemper U.S Growth & Income Fund

--------------------------------------------------------------------------------
                NAME        CLASS                              PERCENTAGE
                ----        -----                              ----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Kemper Value Fund

As of December 31, 2000, ____% of the outstanding Kemper Class A shares of the Fund were held in the name of [ ], who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

                                   DISTRIBUTOR

Principal Underwriter. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, and a wholly-owned subsidiary of the Advisor, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted.

                                                Commissions           Commissions
                                                Retained by           Underwriter         Commissions Paid to
Fund                          Fiscal Year       Underwriter        Paid to All Firms        Affiliated Firms
----                          -----------       -----------        -----------------        ----------------

Contrarian Fund                2000                $19,000               $86,000                       $0

                               1999                $71,000              $409,000                       $0
                               1998                $52,000              $581,000                   $5,000


Financial Services Fund        2000                $54,000              $108,000                       $0

                               1999                $38,000              $277,000                       $0
                               1998                $86,000            $3,035,000                       $0


High Return Equity Fund        2000               $250,000              $971,000                       $0

                               1999               $941,000            $5,255,000                   $6,000
                               1998             $2,099,000           $17,133,000                 $228,000


Small Cap Value Fund           2000                $27,000              $160,000                       $0

                               1999                $60,000              $597,000                       $0
                               1998               $233,000            $2,515,000                   $57000


U.S. Growth and Income         2000              $7,196.02            $37,881.75                       $0
Fund

                               1999                 $6,000               $85,534                       $0
                             1998***                $5,000              $292,000                       $0


Value Fund                     2000                $16,606               $61,164                       $0

                               1999               $102,805              $419,039                       $0

                                                Commissions           Commissions
                                                Retained by           Underwriter         Commissions Paid to
Fund                          Fiscal Year       Underwriter        Paid to All Firms        Affiliated Firms
----                          -----------       -----------        -----------------        ----------------
                               1998                 $1,446              $351,886                       $0

*     Amounts paid from January 1, 1997 through November 30, 1997.

** For the period of May 6, 1998 (commencement of operations) to September 30, 1998.

***   For the period of January 30, 1998 to September 30, 1998.

Class B and C Shares. The Funds have adopted plans under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The table below shows amounts paid in connection with each Funds' Rule 12b-1 Plan during the last three fiscal periods.

For its services under the distribution agreements, KDI receives a fee from each Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the distribution agreements, KDI receives a fee from each Fund pursuant to a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Redemption or Repurchase of Shares - Contingent Deferred Charge - Class C Shares."

Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                     Contingent        Total
                                      Distribution  Deferred Fees  Distribution     Distribution
                                      Fees Paid by   Sales Charge     Paid by       Fees Paid by
Fund Class             Fiscal            Fund to          to        Underwriter    Underwriter to
B Shares                 Year          Underwriter   Underwriter      to Firms    Affiliated Firms
--------                 ----          -----------   -----------      --------    ----------------

Contrarian Fund          2000             $257,049      $132,483       $389,532

                         1999             $869,704      $299,113     $1,106,108                 --
                         1998             $648,000      $117,000       $903,000                 --


Financial Services Fund  2000             $591,670      $462,095     $1,053,765

                         1999             $734,974      $636,753       $591,150
                         1998             $397,000      $122,000     $3,952,000            $33,000


High Return Equity Fund  2000           $4,645,743    $2,453,669     $7,099,412

                         1999          $17,001,312    $8,014,691    $15,000,556                 --
                         1998          $13,773,000     2,717,000    $34,050,000                 --


Small Cap Value Fund     2000             $640,179      $464,816     $1,104,995

                         1999           $2,421,349    $1,782,676     $1,372,426                 --
                         1998           $3,293,000      $857,000     $4,888,000                 --


U.S. Growth and Income   2000             $106,734       $54,666       $161,400
Fund

                         1999              $88,046       $31,134       $235,689                 --
                         1998              $12,000         2,000       $256,000


Value Fund               2000             $216,319      $111,774        $11,261                 $0

                         1999             $221,360      $127,862       $446,342                 $0
                         1998              $28,037        $9,480       $674,408                 $0

                                               Other Distribution Expenses Paid by Underwriter
                                               -----------------------------------------------

                                      Advertising
Fund Class             Fiscal            and       Prospectus  Marketing and   Misc. Operating      Interest
B Shares                 Year          Literature   Printing   Sales Expenses      Expenses          Expense
--------                 ----          ----------   --------   --------------      --------          -------

Contrarian Fund          2000             $30,360     $2,337          $19,644           $2,877      $257,145

                         1999             $80,253     $8,132         $231,443          $45,362      $369,293
                         1998            $119,000    $12,000         $231,000          $54,000      $286,000


Financial Services Fund  2000             $84,446     $7,820          $46,801          $11,474      $562,414

                         1999             $91,349     $7,137         $224,248          $43,249      $463,498
                         1998            $240,000    $28,000         $597,000          $82,000      $234,000


High Return Equity Fund  2000            $291,050    $21,892         $179,776          $27,986    $4,908,247

                         1999          $1,752,092   $154,337       $4,686,468         $545,818    $8,399,964
                         1998          $4,192,000   $425,000       $8,215,000       $1,224,000    $6,398,000


Small Cap Value Fund     2000             $49,457     $3,863          $29,956           $4,894      $927,741

                         1999            $165,456    $13,708         $415,726          $60,566    $1,604,952
                         1998            $969,000    $94,000       $1,736,000          $80,000    $1,730,000


U.S. Growth and Income   2000             $15,635     $1,832          $17,088          $10,455       $82,547
Fund

                         1999             $23,830     $2,622          $61,529          $23,262       $51,505
                         1998             $11,000     $1,000          $28,000           $9,000       $10,000


Value Fund               2000              $9,071       $583         ($2,836)             $863       $55,600

                         1999             $60,046     $6,328         $152,257          $25,791      $139,152
                         1998             $11,890     $1,657          $36,916          $12,606       $15,135


                                                     Contingent        Total
                                      Distribution  Deferred Fees  Distribution     Distribution
                                      Fees Paid by   Sales Charge     Paid by       Fees Paid by
Fund Class             Fiscal            Fund to          to        Underwriter    Underwriter to
C Shares                 Year          Underwriter   Underwriter      to Firms    Affiliated Firms
--------                 ----          -----------   -----------      --------    ----------------

Contrarian Fund            2000            $96,876       $14,297       $111,172

                           1999           $123,649        $5,140       $121,450                 $0
                           1998            $70,000        $3,000        $73,000                 --


Financial Services Fund    2000           $116,968        $8,691       $125,659

                           1999           $125,064       $37,892       $123,614                 $0
                           1998            $60,000        $7,000         $2,000             $2,000


High Return Equity Fund    2000         $2,061,564      $152,774     $2,214,338

                           1999         $3,718,706      $226,922     $4,036,037                 $0
                           1998         $2,588,000      $105,000     $2,886,000                 --


Small Cap Value Fund       2000           $303,748       $26,578       $330,326

                           1999           $540,324       $32,048       $596,138                 $0
                           1998           $803,000       $40,000       $984,000                 --


U.S. Growth and Income     2000            $23,118        $1,408        $24,526
Fund

                           1999            $33,670        $1,808        $30,718                 $0
                           1998            $12,000        $2,000       $256,000


Value Fund                 2000            $48,326          $457        $25,069

                           1999            $41,401        $3,695        $39,091                 $0
                           1998             $4,063          $127         $2,833                 $0

                                              Other Distribution Expenses Paid by Underwriter
                                              -----------------------------------------------

                                     Advertising
Fund Class             Fiscal           and       Prospectus  Marketing and   Misc. Operating      Interest
B Shares                 Year         Literature   Printing   Sales Expenses      Expenses          Expense
--------                 ----         ----------   --------   --------------      --------          -------

Contrarian Fund            2000          $27,932     $3,183          $21,287           $5,411       $41,625

                           1999          $25,493    $10,935          $76,388          $19,113       $24,924

                           1998          $22,000     $2,000          $44,000          $16,000       $17,000


Financial Services Fund    2000          $35,064     $3,063          $18,600           $4,473       $29,365

                           1999          $28,022     $2,380          $75,123          $21,034       $18,039
                           1998          $48,000     $6,000         $121,000          $17,000        $6,000


High Return Equity Fund    2000         $320,201    $34,233         $215,433          $53,583    $1,081,824

                           1999         $688,960    $63,105       $1,894,756         $233,751      $716,487
                           1998         $956,000    $99,000       $1,915,000         $292,000      $428,000


Small Cap Value Fund       2000          $37,807     $4,007          $24,329           $6,184      $321,882

                           1999          $67,936     $6,101         $184,287          $28,246      $243,035
                           1998         $296,000    $29,000         $540,000          $99,000      $185,000


U.S. Growth and Income     2000           $7,336       $865           $7,589           $8,938        $9,722
Fund

                           1999          $13,314     $1,462          $34,784          $22,635        $4,355
                           1998          $11,000     $1,000          $28,000           $9,000       $10,000


Value Fund                 2000          $18,093     $1,724          $10,646           $9,605        $8,948

                           1999          $10,726     $1,214          $28,806           $8,113        $2,708
                           1998           $1,880       $273           $5,906           $7,228          $161

(1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

*     Amounts paid from January 1, 1997 through November 30, 1997.

** Amounts paid from May 6, 1998 (commencement of operations) to September 30, 1998.

***   Amounts shown are after expense waiver.

Rule 12b-1 Plans. Each Trust has adopted on behalf of the Funds, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class B and Class C shares (each a "Plan"). Under each Plan, the Fund pays KDI a distribution fee, payable monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. Under each Plan, KDI may compensate various financial services firms ("Firms") for sales of Fund shares and may pay other commissions, fees and concessions to such Firms. The distribution fee compensates KDI for expenses incurred in connection with activities primarily intended to result in the sale of a Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials.


Among other things, each Plan provides that KDI will prepare reports for the Board on a quarterly basis for each class showing amounts paid to the various Firms and such other information as the Board may reasonably request. Each Plan will continue in effect indefinitely, provided that such continuance is approved at least annually by vote of a majority of the Board, and a majority of the Board Members who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plan ("Qualified Board Members"), cast at an in-person meeting called for such purpose, or by vote of at least a majority of the outstanding voting securities of the applicable class. Any material amendment to a Plan must be approved by vote of a majority of the Board, and of the Qualified Board Members. An amendment to a Plan to increase materially the amount to be paid to KDI by a Fund for distribution services with respect to the applicable class must be approved by a majority of the outstanding voting securities of that class. While each Plan is in effect, the selection and nomination of Board Members who are not "interested persons" shall be committed to the discretion of the Board Members who are not themselves "interested persons". If a Plan is terminated (or not renewed) with respect to either class, the Plan with respect to the other class may continue in effect unless it also has been terminated (or not renewed).


Taxes. The Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be subject to federal income taxes to the extent its earnings are distributed. To so qualify, a Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain). Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of a Fund. At September 30, 2000, U.S. Growth and Income Fund had a net tax basis capital loss carryforward of approximately $1,354,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2006 ($407,000), September 30, 2007 ($263,000) and September 30, 2008 ($684,000), the
respective expiration dates, whichever occurs first. At November 30, 2000 Contrarian Fund had a net tax basis capital loss carryforward of approximately $25,105,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first. At November 30, 2000, Financial Services Fund had a net tax basis capital loss carryforward of approximately $2,554,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first. At November 30, 2000, High Return Equity Fund had a net tax basis capital loss carryforward of approximately $139,700,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first. At November 30, 2000, Small Cap Value Fund had a tax basis net loss carryforward of approximately $69,500,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2006 ($5,735,000) and November 30, 2007 ($63,765,000), the respective expiration dates, whichever comes first. Presently, Value Fund has no capital loss carryforwards.


Distributions of investment company taxable income are taxable to shareholders as ordinary income. If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Funds intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by a

Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between such gains reported and the individual tax credit.

Certain foreign currency-related gains and losses earned by a Fund may be treated as ordinary income or loss.

The current position of the Internal Revenue Service is to treat a fund, such as the Funds, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the various regulated investment company qualification tests. These requirements may limit the extent to which the Funds may invest in partnerships, especially in the case of partnerships that do not invest primarily in a diversified portfolio of stocks and securities.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its net capital gain for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed net capital gain from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.


A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Scudder Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Investment income derived from certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

To the extent that dividends from domestic corporations constitute a portion of a Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction.


Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Equity options (including covered call options on portfolio stock) written or purchased by a Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in a Fund's portfolio. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.


Many futures and forward contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

Positions of a Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Fund.

Positions of a Fund consisting of at least one position not governed by Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund intends to monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, Section 1259 of the Code may require a Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

Similarly, under Section 1233(h) of the Code, if a Fund enters into a short sale of property that becomes substantially worthless, that Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.


If a Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to such Fund each year, even though such Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain the qualification of such Fund as a regulated investment company and to avoid federal income tax at the Fund level. If a Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income. In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the distribution of, such stock. The tax would be determined by allocating such distribution or gain ratable to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

Each Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. Any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark to market gains included in income on prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income, which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.


Each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the applicable investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if a shareholder or a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving reinvestment of dividends and periodic investment and redemption programs. Information for income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions.


The Contrarian Fund, High Return Equity Fund and Small Cap Value Fund are Maryland corporations. The Financial Services Fund, Value Fund and U.S. Growth and Income Fund are Massachusetts business trusts. Generally, each individual Fund should not be subject to income or franchise tax in the State of Maryland or the Commonwealth of Massachusetts, except to the extent that such individual Fund incurs federal taxable income, if any, and provided that such individual Fund continues to be treated as a regulated investment company under Subchapter M of the Code.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


Shareholders of a Fund may be subject to state, local and foreign taxes on Fund distributions and dispositions of Fund shares.

Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions


Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may (with the exception of Value Fund) place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; the Distributor will place orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from a Fund for this service.

Although certain research, market and statistical services from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Board reviews, from time to time, whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by the Funds for the last three fiscal years or periods, as applicable and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided. The information for Financial Services Fund and U.S. Growth and Income Fund is provided for the periods since each Fund's commencement of operations, as noted below..

                                             Allocated to
                                             firms based                      Allocated to firms
                                             on Research                      based on Research
Fund                         Fiscal 2000    in Fiscal 2000    Fiscal 1999       in Fiscal 1999        Fiscal 1998
----                         -----------    --------------    -----------       --------------        -----------
Contrarian Fund                $370,846          47.69%         $630,729          80.88%               $284,000

Financial Services Fund         $37,245          69.41%         $103,197          78.42%               $116,000*

High Return Equity Fund      $2,160,940          90.51%       $5,168,172          79.96%             $2,979,000

Small Cap Value Fund           $408,593          74.62%       $1,309,151          82.76%             $1,638,000

U.S. Growth and Income           $3,600              0%          $46,597          86.48%                $18,223*
Fund

Value Fund                     $515,404          69.56%       $1,084,754.83       85.30%               $344,034

*     From January 30, 1998 through September 30, 1998.


Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for a Fund whenever necessary, in management's opinion, to meet a Fund's objective.


Portfolio turnover rates for the three most recent fiscal periods are as follows:

-----------------------------------------------------------------------------------------------------------------
                                              Fiscal Year/Period    Fiscal Year/Period      Fiscal Year/Period
                    Fund                     Ended September 30,    Ended September 30,    Ended September 30,
                                                    2000:                  1999:                  1998:
-----------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund                   79%                     74%                   93%
-----------------------------------------------------------------------------------------------------------------
Value Fund                                           51%                     91%                   47%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                              Fiscal Year/Period    Fiscal Year/Period      Fiscal Year/Period
                    Fund                      Ended November 30,    Ended November 30,      Ended November 30,
                                                    2000:                  1999:                  1998:
-----------------------------------------------------------------------------------------------------------------
Kemper-Dreman Financial Services Fund                 9%                     14%                    5%
-----------------------------------------------------------------------------------------------------------------
Kemper Contrarian Fund                               46%                     88%                   64%
-----------------------------------------------------------------------------------------------------------------
Kemper-Dreman High Return Equity Fund                12%                     33%                    7%
-----------------------------------------------------------------------------------------------------------------
Kemper Small Cap Value Fund                          19%                     47%                   50%
-----------------------------------------------------------------------------------------------------------------


In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-621-1048.

                              FINANCIAL STATEMENTS


The financial statements appearing in each Fund's Annual Report to Shareholders are incorporated herein by reference. Each Fund's Annual Report accompanies this Statement of Additional Information.

                       APPENDIX -- RATINGS OF INVESTMENTS


Standard & Poor's Ratings Services Bond Ratings


AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc., Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".

                               VALUE EQUITY TRUST

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                    (a)           (1)       Amended and Restated Declaration of Trust dated March 17, 1988.
                                            (Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (2)       Establishment and Designation of Series dated December 15, 1986.
                                            (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (3)       Amended Establishment and Designation of Series dated May 4, 1987.
                                            (Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (4)       Certificate of Amendment dated December 13, 1990.
                                            (Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (5)       Establishment and Designation of Series dated October 6, 1992.
                                            (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (6)       Redesignation of Series by the Registrant on behalf of Scudder Capital
                                            Growth Fund, dated December 2, 1996.
                                            (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (7)       Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $0.01 Par Value, Kemper A, B & C Shares, and Scudder Shares.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                                  (8)       Redesignation of Series, Scudder Value Fund to Value Fund.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                                (9)(a)      Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $.01 Par Value, Scudder Large Company Value Fund - Class S Shares and
                                            Scudder Large Company Value Fund - AARP Shares, dated March 17, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (9)       Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $.01 Par Value, Scudder Large Company Value Fund - AARP Shares, S Shares, A
                                            Shares, B Shares, C Shares and I Shares is to be filed by amendment.

                                (9)(b)      Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $.01 Par Value, Scudder Select 500 Fund - Class S Shares and Scudder Select
                                            500 Fund - AARP Shares, dated March 17, 2000.


                                Part C - Page 1

                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                (9)(c)      Establishment and Designation of Classes of Shares of Beneficial Interest,
                                            $.01 Par Value, Scudder Select 1000 Growth Fund - Class S Shares and Scudder
                                            Select 1000 Growth Fund - AARP Shares, dated March 17, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                (9)(d)      Amended and Restated Establishment and Designation of Shares of Beneficial
                                            Interest, Classes A, B, and C of Scudder Large Company Value Fund.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                    (b)           (1)       By-Laws as of October 16, 1985.
                                            (Incorporated by reference to Exhibit 2(a) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (2)       Amendment to the By-Laws of Registrant as amended through December 9, 1985.
                                            (Incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (3)       Amendment to the Registrant's By-Laws dated December 12, 1991.
                                            (Incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (4)       Amendment to the Registrant's By-Laws dated September 17, 1992.
                                            (Incorporated by reference to the Exhibit 2(d) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                  (5)       Amendment to the Registrant's By-Laws dated February 7, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (6)       Amendment to the By-Laws of Registrant, dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                    (c)                     Inapplicable.

                    (d)           (1)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Large Company Value Fund, and Scudder Kemper Investments, Inc. dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                                  (2)       Investment Management Agreement between the Registrant, on behalf of Value
                                            Fund, and Scudder Kemper Investment, Inc. dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                                  (3)       Investment Management Agreement between the Registrant on behalf of


                                Part C - Page 2

                                            Scudder Select 500 Fund and Scudder Kemper Investments, Inc., dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement.)

                                  (4)       Investment Management Agreement between the Registrant on behalf of Scudder
                                            Select 1000 Growth Fund and Scudder Kemper Investments, Inc., dated March
                                            31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement.)

                                  (5)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Large Company Value Fund, and Scudder Kemper Investments, Inc., dated
                                            February 7, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (6)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Select 500 Fund, and Scudder Kemper Investments, Inc., dated August 28, 2000
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registration Statement.).

                                  (7)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Select 1000 Growth Fund, and Scudder Kemper Investments, Inc., dated October
                                            2, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registration Statement.)

                                  (8)       Investment Management Agreement between the Registrant, on behalf of Scudder
                                            Large Company Value Fund, and Scudder Kemper Investments, Inc., dated
                                            October 2, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 42 to the
                                            Registration Statement.)

                    (e)           (1)       Underwriting and Distribution Services Agreement between the Registrant, on behalf of Value Fund, and Kemper Distributors, Inc. dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                                  (2)       Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc. dated May 8, 2000
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registration Statement.).

                                Part C - Page 3

                                  (3)       Amendment dated September 30, 1999 to the Underwriting and Distribution
                                            Services Agreement between the Registrant, on behalf of Value Fund, and
                                            Kemper Distributors, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                  (4)       Amendment dated December 7, 1999 to the Underwriting and Distribution
                                            Services Agreement between the Registrant, on behalf of Value Fund, and
                                            Kemper Distributors, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registration Statement.)

                                  (5)       Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc., dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                    (f)                     Inapplicable.

                    (g)           (1)       Custodian Agreement between the Registrant and State Street Bank and Trust
                                            Company ("State Street Bank") dated October 1, 1982.
                                            (Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                (1)(a)      Fee schedule for Exhibit (g)(1).
                                            (Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                  (2)       Amendment to Custodian Contract dated March 31, 1986.
                                            (Incorporated by reference to Exhibit 8(a)(3) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                  (3)       Amendment to Custodian Contract dated October 1, 1982.
                                            (Incorporated by reference to Exhibit 8(a)(4)to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (4)       Amendment to Custodian Contract dated September 16, 1988.
                                            (Incorporated by reference to Exhibit 8(a)(5) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                  (5)       Amendment to Custodian Contract dated December 13, 1990.
                                            (Incorporated by reference to Exhibit 8(a)(6) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                (5)(a)      Fee schedule for Exhibit (g)(5) dated August 1, 1994.
                                            (Incorporated by reference to Exhibit 8(a)(7) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                  (6)       Amendment to Custodian Contract dated March 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                Part C - Page 4

                                (6)(a)      Form of Fee schedule for Exhibit (g)(6).
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                  (7)       Agency Agreement between State Street Bank and Trust Company and The Bank of
                                            New York, London office dated January 1, 1979.
                                            (Incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (8)       Sub-custodian Agreement between State Street Bank and the Chase Manhattan
                                            Bank, N.A. dated September 1, 1986.
                                            (Incorporated by reference to Exhibit 8(c)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                  (9)       Amendment to the Custodian Agreement between the Registrant and State Street
                                            Bank.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                    (h)           (1)       Transfer Agency and Service Agreement between the Registrant and Scudder
                                            Service Corporation dated October 2, 1989.
                                            (Incorporated by reference to Exhibit 9(a)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                (1)(a)      Fee schedule for Exhibit (h)(1).
                                            (Incorporated by reference to Exhibit 9(a)(2) to Post Effective Amendment
                                            No. 25 to the Registration Statement.)

                                (1)(b)      Form of revised fee schedule for Exhibit (h)(1).
                                            (Incorporated by reference to Exhibit 9(a)(3) to Post-Effective Amendment
                                            No. 23 to the Registration Statement.)

                                  (2)       Transfer Agency Fee Schedule between the Registrant and Kemper Service
                                            Company on behalf of Scudder Value Fund dated January 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                  (3)       Agency Agreement between the Registrant on behalf of Value Fund and Kemper
                                            Service Company dated April 16, 1998.
                                            (Incorporated by reference to Post-Effective No. 30 to the Registration
                                            Statement.)

                                  (4)       Amendment No. 1 dated September 30, 1999 to the Agency Agreement between the
                                            Registrant, on behalf of Value Fund, and Kemper Service Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                  (5)       COMPASS Service Agreement between Scudder Trust Company and the Registrant dated October 1, 1995.
                                            (Incorporated by reference to Exhibit 9(b)(3) to Post-Effective Amendment
                                            No. 24 to this Registration Statement.)

                                Part C - Page 5

                                  (6)       Shareholder Services Agreement between the Registrant and Charles Schwab &
                                            Co., Inc. dated June 1, 1990.
                                            (Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                  (7)       Service Agreement between Copeland Associates, Inc. and Scudder Service
                                            Corporation, on behalf of Scudder Equity Trust, dated June 8, 1995.
                                            (Incorporated by reference to Exhibit 9(c)(1) to Post-Effective Amendment
                                            No. 23 to this Registration Statement.)

                                  (8)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Capital Growth Fund, and Scudder Fund Accounting Corporation dated
                                            October 19, 1994.
                                            (Incorporated by reference to Exhibit 9(e)(1) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                  (9)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Value Fund, and Scudder Fund Accounting Corporation dated October
                                            24, 1994.
                                            (Incorporated by reference to Exhibit 9(e)(2) to Post-Effective Amendment
                                            No. 25 to the Registration Statement.)

                                 (10)       Amendment No. 1 dated September 30, 1999 to the Fund Accounting Service
                                            Agreement between the Registrant, on behalf of Value Fund, and Scudder Fund
                                            Accounting Corporation.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                 (11)       Special Servicing Agreement dated November 15, 1996 between Scudder Pathway
                                            Series and the Registrant, on behalf of Scudder Capital Growth Fund and
                                            Scudder Value Fund.
                                            (Incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No.
                                            25 to the Registration Statement.)

                                 (12)       Administrative Services Agreement between the Registrant and Kemper
                                            Distributors, Inc. dated April 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                                (12)(a)     Amendment No. 1 dated September 14, 1999 to the Administrative Services
                                            Agreement between the Registrant on behalf of Value Fund and Kemper
                                            Distributors, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 35 to the
                                            Registration Statement.)

                                (12)(b)     Administrative Services Agreement (and Fee Schedule thereto) between the
                                            Registrant, on behalf of Scudder Large Company Value Fund, Scudder Select
                                            500 Fund, Scudder Select 1000 Growth Fund, and Value Fund, and Scudder
                                            Kemper Investments, Inc., dated August 28, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 44 to the
                                            Registration Statement.)

                                Part C - Page 6

                                 (13)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Select 500 Fund, and Scudder Fund Accounting Corporation dated March
                                            31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement.)

                                 (14)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Scudder Select 1000 Growth Fund, and Scudder Fund Accounting Corporation
                                            dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 33 to the
                                            Registration Statement.)

                                 (15)       License Agreement between the Registrant, on behalf of Scudder Select 500
                                            Fund, and Standard & Poor's Corporation, dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 34 to the
                                            Registration Statement.)

                                 (16)       Research License Agreement between the Registrant, on behalf of Scudder
                                            Select 1000 Growth Fund, and Frank Russell Company dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 34 to the
                                            Registration Statement.)

                                 (17)       Revised Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Large Company Value Fund) and Scudder Fund Accounting
                                            Corporation, dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                                 (18)       Amended and Restated Administrative Services Agreement (and Fee Schedule
                                            thereto) between the Registrant, on behalf of Scudder Large Company Value
                                            Fund, and Scudder Kemper, Investments, Inc., dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                                 (19)       Shareholder Services Agreement between the Registrant and Kemper
                                            Distributors, Inc., dated December 29, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                                 (20)       Agency Agreement between the Registrant and Kemper Service Company, dated
                                            November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                    (i)                     Opinion and Consent of Legal Counsel is filed herein.

                    (j)                     Consent of Independent Accountants is filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                                Part C - Page 7

                    (m)           (1)       Rule 12b-1 Plan for Scudder Medium Term Tax Free Fund Class B and C Shares,
                                            dated November 13, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                    (n)                     Mutual Funds Multi-Distribution System Plan (Rule 18f-3 Plan).
                                            (Incorporated by reference to Exhibit 18 of Post-Effective Amendment No. 29 to the Registration Statement.)

                                  (1)       Plan With Respect to Scudder Large Company Value Fund Pursuant to Rule
                                            18f-3, dated March 14, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (2)       Amended and Restated Plan With Respect to Scudder Large Company Value Fund
                                            Pursuant to Rule 18f-3 dated May 8, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (3)       Plan With Respect to Scudder Select 500 Fund Pursuant to Rule 18f-3, dated
                                            March 14, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (4)       Amended and Restated Plan With Respect to Scudder Select 500 Fund Pursuant
                                            to Rule 18f-3 dated May 8, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (5)       Plan With Respect to Scudder Select 1000 Growth Fund Pursuant to Rule 18f-3,
                                            dated March 14, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (6)       Amended and Restated Plan With Respect to Scudder Select 1000 Growth Fund
                                            Pursuant to Rule 18f-3 dated May 8, 2000.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                  (7)       Amended and Restated Plan with respect to the Registrant pursuant to Rule
                                            18f-3.
                                            (Incorporated by reference to Post-Effective Amendment No. 45 to the
                                            Registration Statement.)

                    (p)                     Scudder Kemper Investments, Inc.  Code of Ethics.
                                            (Incorporated by reference to Post-Effective Amendment No. 38 to the
                                            Registration Statement.)

                                  (1)       Code of Ethics of Value Equity Trust.
                                            (Incorporated by reference to Post-Effective Amendment No. 39 to the
                                            Registration Statement.)

                                Part C - Page 8

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None


Item 25.          Indemnification.
--------          ----------------

                  A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                  Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3.  Mandatory Indemnification.
                  ------------  -------------------------

                  (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every person who is, or has been, a Trustee or
                  officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened;


                                Part C - Page 9
                  and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust, a Series
                  thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall
                  have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                           (iii) in the event of a settlement or other
                  disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                    (A)      by the court or other body
                                             approving the settlement or other
                                             disposition; or

                                    (B)      based upon a review of readily
                                             available facts (as opposed to a
                                             full trial-type inquiry) by (x)
                                             vote of a majority of the
                                             Disinterested Trustees acting on
                                             the matter (provided that a
                                             majority of the Disinterested
                                             Trustees then in office act on the
                                             matter) or (y) written opinion of
                                             independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
                           4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i) such undertaking is secured by a surety bond or
                  some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                           As used in this Section 4.3, a "Disinterested
                  Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                                Part C - Page 10

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Zurich Scudder Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                                            Business and Other Connections of Board
                                            ---------------------------------------
         Name                                 of Directors of Registrant's Adviser
         ----                                 ------------------------------------

Lynn S. Birdsong      Director and Vice President, Zurich Scudder Investments, Inc.**
                      Director and Chairman, Scudder Investments (Luxembourg) S.A.#
                      Director, Scudder Investments (U.K.) Ltd. oo
                      Director and Chairman of the Board, Scudder Investments Asia, Ltd. ooo
                      Director and Chairman, Scudder Investments Japan, Inc. +
                      Senior Vice President, Scudder Investor Services, Inc.
                      Director and Chairman, Scudder Trust (Cayman) Ltd. @@@
                      Director, Scudder, Stevens & Clark Australia x
                      Director and Vice President, Zurich Investment Management, Inc. xx
                      Director and President, Scudder, Stevens & Clark Corporation **
                      Director and President, Scudder , Stevens & Clark Overseas Corporation o
                      Director, Scudder Threadneedle International Ltd.
                      Director, Korea Bond Fund Management Co., Ltd. @@

Nicholas Bratt        Director and Vice President, Zurich Scudder Investments, Inc.**
                      Vice President, Scudder, Stevens & Clark Corporation **
                      Vice President, Scudder, Stevens & Clark Overseas Corporation o

Laurence W. Cheng     Director, Zurich Scudder Investments, Inc.**
                      Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                      Director, ZKI Holding Corporation xx

Martin Feinsteim      Director, Zurich Scudder Investments, Inc.**

Steven Gluckstern     Director, Chairman of the Board, Zurich Scudder Investments, Inc. **

Gunther Gose          Director, Zurich Scudder Investments, Inc.**
                      CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                      CEO/Branch Offices, Zurich Life Insurance Company ##

Harold D. Kahn        Treasurer and Chief Financial Officer, Zurich Scudder Investments, Inc.**

                                Part C - Page 11

Kathryn L. Quirk      Chief Legal Officer, Chief Compliance Officer and Secretary, Zurich Scudder
                            Investments, Inc.**
                      Director, Vice President, Chief Legal Officer and Secretary, Kemper Distributors,
                            Inc.
                      Director and Secretary, Kemper Service Company
                      Director, Senior Vice President, Chief Legal Officer & Assistant Clerk, Scudder
                            Investor Services, Inc.
                      Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                      Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                      Director & Assistant Clerk, Scudder Service Corporation*
                      Director and Secretary, SFA, Inc.*
                      Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                      Director, Scudder, Stevens & Clark Japan, Inc. ###
                      Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                      Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                      Director, Vice President and Secretary, Scudder Realty Advisers, Inc. @
                      Director and Secretary, Scudder, Stevens & Clark Corporation**
                      Director and Secretary, Scudder, Stevens & Clark Overseas Corporation o
                      Director, Vice President and Secretary, Scudder Defined Contribution Services,
                            Inc.**
                      Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                      Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                      Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                      Director, Vice President and Secretary, SS&C Investment Corporation**
                      Director, Vice President and Secretary, SIS Investment Corporation**
                      Director, Vice President and Secretary, SRV Investment Corporation**
                      Director, Vice President, Chief Legal Officer and Secretary, Scudder Financial
                            Services, Inc.*
                      Director, Korea Bond Fund Management Co., Ltd. @@
                      Director, Scudder Threadneedle International Ltd.
                      Director, Chairman of the Board and Secretary, Scudder Investments Canada, Ltd.
                      Director, Scudder Investments Japan, Inc. +
                      Director and Secretary, Scudder Kemper Holdings (UK) Ltd. oo
                      Director and Secretary, Zurich Investment Management, Inc. xx

Farhan Sharaff        Chief Investment Officer, Zurich Scudder Investments, Inc.**

Edmond D. Villani     Director, President and Chief Executive Officer, Zurich Scudder Investments, Inc.**
                      Director, Scudder, Stevens & Clark Japan, Inc. ###
                      President and Director, Scudder, Stevens & Clark Overseas Corporation o
                      President and Director, Scudder, Stevens & Clark Corporation**
                      Director, Scudder Realty Advisors, Inc.  @
                      Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of
                            Luxembourg
                      Director, Scudder Threadneedle International Ltd.
                      Director, Scudder Investments Japan, Inc. +
                      Director, Scudder Kemper Holdings (UK) Ltd. oo
                      President and Director, Zurich Investment Management, Inc. xx
                      Director and Deputy Chairman, Scudder Investment Holdings Ltd.


     *    Two International Place, Boston, MA

                                Part C - Page 12

     @    333 South Hope Street, Los Angeles, CA
     **   345 Park Avenue, New York, NY
     #    Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg,
             R.C. Luxembourg B 34.564
     ***  Toronto, Ontario, Canada
     @@@  Grand Cayman, Cayman Islands, British West Indies
      o   20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
     ###  1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
     xx   222 S. Riverside, Chicago, IL
     xxx  Zurich Towers, 1400 American Ln., Schaumburg, IL
     @@   P.O. Box 309, Upland House, S. Church St., Grand Cayman,
             British West Indies
     ##   Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
     oo   One South Place, 5th Floor, London EC2M 2ZS England
     ooo  One Exchange Square, 29th Floor, Hong Kong
     +    Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku,
             Tokyo 105-0001
     x    Level 3, Five Blue Street, North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          ----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

         (1)                               (2)                                     (3)

         Scudder Investor Services, Inc.
         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ------------------                -------------------------------         -----------------------

         Lynn S. Birdsong                  Senior Vice President                   None
         345 Park Avenue
         New York, NY 10154-0010

         Ann P. Burbank                    Vice President                          None
         Two International Place
         Boston, MA  02110-4103

         Mark S. Casady                    President, Director and Assistant       None
         Two International Place           Treasurer
         Boston, MA  02110-4103

         Linda C. Coughlin                 Director and Senior Vice President      Trustee and President
         Two International Place
         Boston, MA  02110-4103

                                Part C - Page 13

         Scudder Investor Services, Inc.
         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ------------------                -------------------------------         -----------------------

         Scott B. David                    Vice President                          None
         Two International Place
         Boston, MA  02110-4103

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154-0010

         William F. Glavin                 Vice President                          Vice President
         Two International Place
         Boston, MA 02110-4103

         Robert J. Guerin                  Vice President                          None
         Two International Place
         Boston, MA 02110-4103

         John R. Hebble                    Assistant Treasurer                     Treasurer
         Two International Place
         Boston, MA  02110-4103

         James J. McGovern                 Chief Financial Officer and Treasurer   None
         345 Park Avenue
         New York, NY  10154-0010

         Kimberly S. Nassar                Vice President                          None
         Two International Place
         Boston, MA  02110-4103

         Gloria S. Nelund                  Vice President                          None
         345 Park Avenue
         New York, NY 10154-0010

         Lorie C. O'Malley                 Vice President                          None
         Two International Place
         Boston, MA 02110-4103

         Caroline Pearson                  Clerk                                   Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Kevin G. Poole                    Vice President                          None
         Two International Place
         Boston, MA  02110-4103

         Kathryn L. Quirk                  Director, Senior Vice President, Chief  Vice President and
         345 Park Avenue                   Legal Officer and Assistant Clerk       Assistant Secretary
         New York, NY  10154-0010

                                Part C - Page 14

         Scudder Investor Services, Inc.
         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ------------------                -------------------------------         -----------------------
         Howard S. Schneider               Vice President                          Vice President
         Two International Place
         Boston, MA 02110-4103

         Linda J. Wondrack                 Vice President and Chief Compliance     None
         Two International Place           Officer
         Boston, MA  02110-4103

         (c)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (d)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                    (2)                                         (3)

         Name                   Positions and Offices with                   Positions and
         ----                   Kemper Distributors, Inc.                    Offices with Registrant
                                -------------------------                    -----------------------

         Thomas V. Bruns        President                                    None

         Linda C. Coughlin      Director and Vice Chairman                   Trustee and President

         Kathryn L. Quirk       Director, Secretary, Chief Legal             Vice President and Assistant Secretary
                                Officer and Vice President

         James J. McGovern      Chief Financial Officer and Treasurer        None

         Linda J. Wondrack      Vice President and Chief Compliance Officer  None

         Paula Gaccione         Vice President                               None

         Michael E. Harrington  Managing Director                            None

         Todd N. Gierke         Assistant Treasurer                          None

         Philip J. Collora      Assistant Secretary                          None

         Diane E. Ratekin       Assistant Secretary                          None

         Mark S. Casady         Director and Chairman                        None

         Terrence S. McBride    Vice President                               None

         Robert Froelich        Managing Director                            None

                                Part C - Page 15

         (1)                    (2)                                          (3)
         C. Perry Moore         Senior Vice President and Managing Director  None

         Lorie O'Malley         Managing Director                            None

         William F. Glavin      Managing Director                            Vice President

         Gary N. Kocher         Managing Director                            None

         Susan K. Crenshaw      Vice President                               None

         Johnston A. Norris     Managing Director and Senior Vice President  None

         John H. Robison, Jr.   Managing Director and Senior Vice President  None

         Robert J. Guerin       Vice President                               None

         Kimberly S. Nassar     Vice President                               None

         (e)      Not applicable

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Zurich Scudder Investments Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company,225 Franklin Street, Boston, Massachusetts 02110. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                Part C - Page 16

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 30th day of January 2001.


                                              VALUE EQUITY TRUST

                                              By  /s/John Millette
                                                  ---------------------
                                                  John Millette
                                                  Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----

/s/Linda C. Coughlin
--------------------------------------
Linda C. Coughlin                           Trustee and President (Chief                 January 30, 2001
                                            Executive Officer)

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                       Trustee                                      January 30, 2001

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                        Trustee                                      January 30, 2001

/s/ Edgar R. Fiedler
--------------------------------------
Edgar R. Fiedler *                          Trustee                                      January 30, 2001

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                               Trustee                                      January 30, 2001

/s/ Joan E. Spero
--------------------------------------
Joan E. Spero*                              Trustee                                      January 30, 2001

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                    Trustee                                      January 30, 2001

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                             Trustee                                      January 30, 2001

/s/ Steven Zaleznick
--------------------------------------
Steven Zaleznick*                           Trustee                                      January 30, 2001

/s/John R. Hebble
--------------------------------------
John R. Hebble                              Treasurer (Chief Financial Officer)          January 30, 2001

*By:     /s/John Millette
         ----------------------------
         John Millette**
         Secretary

** Attorney-in-fact pursuant to the powers of attorney contained in and incorporated by reference to Post-Effective Amendment No. 34 and Post-Effective Amendment No. 40 to the Registration Statement.

                                                               File No. 2-78724
                                                               File No. 811-1444






                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 46
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 46
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                               VALUE EQUITY TRUST

                               VALUE EQUITY TRUST

                                  EXHIBIT INDEX


                                   Exhibit (i)
                                   Exhibit (j)